As filed with the U.S. Securities and Exchange Commission on April 25, 2017
Registration No. 333-141692

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6
SEC File No 811-4834
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST EFFECTIVE AMENDMENT NO. 11 [X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 77 [X]
John Hancock Life Insurance Company (U.S.A.) Separate Account A
(Exact Name of Registrant)
John Hancock Life Insurance Company (U.S.A.)
(Name of Depositor)
197 Clarendon Street
Boston, MA 02116
(Complete address of depositor’s principal executive offices)
Depositor's Telephone Number: 617-572-6000

JAMES C. HOODLET
John Hancock Life Insurance Company (U.S.A.)
U.S. INSURANCE LAW
JOHN HANCOCK PLACE
BOSTON, MA 02117
(Name and complete address of agent for service)

It is proposed that this filing will become effective (check appropriate box)
[X] on May 1, 2017 pursuant to paragraph (b) of Rule 485
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ ] on (date) pursuant to paragraph (a) (1) of Rule 485
If appropriate check the following box
[ ] this post-effective amendment designates a new effective date for a previously filed amendment
Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Prospectus dated May 1, 2017
for interests in
John Hancock Life Insurance Company (U.S.A.) Separate Account A
Interests are made available under
Survivorship Variable Universal Life
a flexible premium survivorship variable universal life insurance policy
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)
The policy provides a fixed account option with fixed rates of return declared by John Hancock USA and the following investment accounts:
500 Index B
Active Bond
Alpha Opportunities
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
American New World
Blue Chip Growth
Bond
Capital Appreciation
Capital Appreciation Value
Core Bond
Core Strategy
Emerging Markets Value
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Value
Global
Global Bond
Health Sciences
High Yield
International Equity Index B
International Growth Stock
International Small Company
International Value
Investment Quality Bond
Lifestyle Aggressive MVP
Lifestyle Balanced MVP
Lifestyle Conservative MVP
Lifestyle Growth MVP
Lifestyle Growth PS
Lifestyle Moderate MVP
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market
PIMCO VIT All Asset
Real Estate Securities
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Strategic Income Opportunities
Total Bond Market B
Total Stock Market Index
Ultra Short Term Bond
Utilities
Value
* * * * * * * * * * * *
Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GUIDE TO THIS PROSPECTUS
This prospectus is arranged in the following way:
•	Starting on the next page is a Table of Contents for this prospectus.
•	The section after the Table of Contents is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.
•	Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.
•	Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.
•	Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, audited financial statements for John Hancock USA and the Separate Account, personalized illustrations and other information can be obtained.
Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you will receive the prospectuses for the underlying funds that we make available as investment options under the policies. The funds' prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as feeder funds, the prospectus for the corresponding master fund is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock USA representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.
2

3

SUMMARY OF BENEFITS AND RISKS
The nature of the policy
This is a so-called “survivorship” policy that provides coverage on two insured persons. The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based on the investment results of the investment accounts that you choose. The amount we pay to the policy's beneficiary upon the death of the last surviving insured person (we call this the “death benefit”) may be similarly affected. That's why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” The amount we require as your first premium depends upon the specifics of your policy and the insured persons. Except as noted in the “Detailed Information” section of this prospectus, you can make any other premium payments you wish at any time. That's why the policy is called a “flexible premium” policy. In your application for the policy, you will tell us how much life insurance coverage you want on the lives of the insured persons. This is called the “Total Face Amount.” Total Face Amount is composed of the Base Face Amount and any Supplemental Face Amount you elect (see “Death benefit”).
If your priority is to maximize the extent of the protection that your policy affords against a lapse of coverage in the event of adverse investment experience or other factors, you may wish to elect the Extended No-Lapse Guarantee Rider when you purchase this policy. The Extended No-Lapse Guarantee Rider extends the No-Lapse Guarantee Period provided for the Base Face Amount (see “Other policy benefits, rights and limitations — Optional supplementary benefit riders you can add”). However, you may not elect the Return of Premium Death Benefit Rider or increasing Supplemental Face Amount at issue with the Extended No-Lapse Guarantee Rider. Also, if you later decide to request an increase in the Supplemental Face Amount, the Extended No-Lapse Guarantee Rider will terminate.
If your priority is to reduce your Face Amount charges, you may wish to maximize the proportion of the Supplemental Face Amount. You may also elect increases in the Supplemental Face Amount according to a schedule set at issue. However, the amount of any Supplemental Face Amount will be subject to a shorter No-Lapse Guarantee Period and increases are not permitted with the Extended No-Lapse Guarantee Rider as discussed above.
If the policy is issued with the Extended No-Lapse Guarantee Rider, we refer to the policy as “Protection SVUL.” If the policy is not issued with this rider, we refer the the policy as “Accumulation SVUL.”
Summary of policy benefits
Death benefit
When the last surviving insured person dies, we will pay the death benefit minus any policy debt and unpaid fees and charges. There are two ways of calculating the death benefit (Option 1 and Option 2). You choose which one you want in the application. The two death benefit options are:
•	Option 1 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, or (2) the minimum death benefit (as described under “The minimum death benefit” provision in the “Detailed Information” section of this prospectus).
•	Option 2 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, plus the policy value on the date of death of the last surviving insured person, or (2) the minimum death benefit.
Surrender of the policy
You may surrender the policy in full at any time. If you do, we will pay you the policy value less any outstanding policy debt and less any surrender charge that then applies. This is called your “net cash surrender value.” You must return your policy when you request a surrender.
4

If you have not taken a loan on your policy, the “policy value” of your policy will, on any given date, be equal to:
•	the amount you invested,
•	plus any gain or minus any loss of the investment experience of the investment options you’ve chosen,
•	minus all charges we deduct, and
•	minus all withdrawals you have made.
If you take a loan on your policy, your policy value will be computed somewhat differently (see “Effects of policy loans”).
Withdrawals
You may make a withdrawal of part of your surrender value after the first policy year. Each withdrawal must be at least $500. Your policy value is automatically reduced by the amount of the withdrawal. A withdrawal may also reduce the Total Face Amount (see “Surrender and withdrawals—Withdrawals”). We reserve the right to refuse any withdrawal that would cause the policy's Total Face Amount or the Base Face Amount to fall below $250,000.
Policy loans
If your policy is in force and has sufficient policy value, you may borrow from it at any time by completing the appropriate form. Generally, the minimum amount of each loan is $500. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the last surviving insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your policy value, and may also result in adverse tax consequences.
Optional supplementary benefit riders
When you apply for the policy, you can request any of the optional supplementary benefit riders that we make available. Availability of riders varies from state to state. Charges for most riders will be deducted monthly from the policy value. Some riders may not be available in combination with other riders or benefits (see “Other policy benefits, rights and limitations— Optional supplementary benefit riders you can add”).
Investment options
The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of John Hancock Life Insurance Company (U.S.A.) Separate Account A (“Separate Account”), a separate account operated by us under Michigan law. There is also a “fixed account” option that provides a fixed rate of return. The variable investment options have returns that vary depending upon the investment results of underlying portfolios. These options are referred to in this prospectus as “investment accounts.” The fixed account and the investment accounts are sometimes collectively referred to in this prospectus as the “accounts.” The investment accounts cover a broad spectrum of investment styles and strategies. Although the portfolios of the series funds that underlie those investment accounts operate like publicly traded mutual funds, there are important differences between the investment accounts and publicly traded mutual funds. You can transfer money from one investment account to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying portfolio are automatically reinvested and reflected in the portfolio’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges, in aggregate, are significant and will reduce the investment performance of your policy.
Summary of policy risks
Lapse risk
If the net cash surrender value is insufficient to pay the charges when due and the No-Lapse Guarantee is not in effect, your policy can terminate (i.e. “lapse”). This can happen because you haven't paid enough premium or because the investment performance of the investment accounts you’ve chosen has been poor or because of a combination of both factors. You will be given a “grace period” within which to make additional premium payments to keep the policy in effect. If lapse
5

occurs, you may be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions (see “Lapse and reinstatement”).
Since withdrawals reduce your policy value, withdrawals increase the risk of lapse. Policy loans also increase the risk of lapse.
Investment risk
As mentioned above, the investment performance of any investment account may be good or bad. Your policy value will rise or fall based on the investment performance of the investment accounts you’ve chosen. Some investment accounts are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the underlying portfolios.
Transfer risk
There is a risk that you will not be able to transfer your policy value from one investment account to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account option are more restrictive than those that apply to transfers out of investment accounts.
Early surrender risk
There are surrender charges assessed if you surrender your policy in the first ten policy years. Surrender charges may also apply to a Face Amount decrease (see “The death benefit—Requesting a decrease in coverage”). Depending on the policy value at the time you are considering surrender, there may be little or no surrender value payable to you.
Market timing and disruptive trading risks
The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that result in transfers that are large in relation to the total assets of the underlying portfolio.
To discourage market timing and disruptive trading activity, we impose restrictions (see “Market timing and disruptive trading practices”) on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see “How you communicate with us”).
While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long term investors.
Tax risks
Life insurance death benefits are ordinarily not subject to income tax. Other Federal and state taxes may apply as further discussed below. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes.
In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7 pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If the limit is violated, the policy will be treated as a “modified endowment contract,” which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.
There is a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made unless your policy is a “modified endowment contract,” surrender or lapse of the policy with a loan outstanding would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might
6

find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.
7

FEE TABLES
This section contains tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the maximum charge, the minimum charge and the charge for the representative insured persons. Other entries show only the maximum charge we can assess. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown in the tables.
The first table below describes the fees and expenses that you will pay at the time that you pay a premium, withdraw policy value, surrender the policy, lapse the policy or transfer policy value between investment accounts. A portion of the premium charge is used to cover premium taxes. Premium taxes vary by jurisdiction and are subject to change. Currently, premium tax levels range from 0% to 3.5%.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Premium charge	Upon payment of premium	6% of each premium paid
Surrender charge(1)	Upon surrender, policy lapse or any reduction in Base Face Amount
Maximum charge		$52.79 per $1,000 of Base Face Amount
Minimum charge		$3.25 per $1,000 of Base Face Amount
Charge for representative insured persons		$19.70 per $1,000 of Base Face Amount
Transfer fee	Upon each transfer into or out of an investment account beyond an annual limit of not less than twelve	$25.00 (2)

(1)  A surrender charge is applicable for ten policy years from the Policy Date. The surrender charge for the Base Face Amount is calculated as a level amount at issue and is stated in the Policy Specifications page of your policy. The surrender charge at issue varies by the sex, issue age, and underwriting risk class of the insured persons. The surrender charge will reduce monthly over the surrender charge period as a percentage of the initial amount stated in the Policy Specifications page of your policy. The charges shown are the amounts applied in month one in the first year of the surrender charge period. The maximum charge shown is for two 90 year old male standard smoker underwriting risks, the minimum charge shown is for two 20 year old female standard non-smoker underwriting risks, and the charge shown for the representative insured persons is for a 55 year old male standard non-smoker underwriting risk and a 52 year old female standard non-smoker underwriting risk. These charges may not be particularly relevant to your current situation. For more information, contact your John Hancock USA representative.
(2)  This charge is not currently imposed, but we reserve the right to do so in the policy.
8

The next two tables describe the charges and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the portfolio level. The second table is devoted only to optional supplementary rider benefits. For more information about the cost of insurance rates and other charges talk to your John Hancock USA representative.
Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of insurance charge(1)	Monthly
Maximum charge		$83.33 per $1,000 of NAR
Minimum charge		$0.00002 per $1,000 of NAR
Charge for representative insured persons		$0.002 per $1,000 of NAR
Face Amount charge(2)	Monthly for fifteen policy years from the Policy Date
Maximum charge		$0.76 per $1,000 of Base Face Amount
Minimum charge		$0.02 per $1,000 of Base Face Amount
Charge for representative insured persons		$0.14 per $1,000 of Base Face Amount
Administrative charge	Monthly	$15.00
Asset-based risk charge(3)	Monthly	0.08% of policy value in policy years 1-15 0.02% of policy value in policy years 16 and thereafter
Policy loan interest(4)	Accrues daily Payable annually	4.25%

(1)  The cost of insurance charge is determined by multiplying the net amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured persons and (generally) the gender of the insured persons. The maximum rate shown is the rate in the first policy year for two 90 year old male substandard smoker underwriting risks. The minimum rate shown is the rate in the first policy year for two 20 year old female super preferred non-smoker underwriting risks. The representative insured persons rate shown is for a 55 year old male standard non-smoker underwriting risk and a 52 year old female standard non-smoker underwriting risk. These charges may not be particularly relevant to your current situation. For more information, contact your John Hancock USA representative.
(2)  This charge is determined by multiplying the Base Face Amount at issue by the applicable rate. The rates vary by the sex, issue age, and risk classification at issue of the insured persons and the death benefit option. The maximum rate shown is for two 90 year old male substandard smokers electing death benefit Option 2. The minimum rate shown is for two 20 year old female super preferred non-smokers electing death benefit Option 1. The representative insured person rate shown is for a 52 year old female standard non-smoker underwriting risk and a 52 year old female standard underwriting risk electing death benefit Option 1. These charges may not be particularly relevant to your current situation. For more information, contact your John Hancock USA representative.
(3)  This charge is not currently imposed but we reserve the right to do so. This charge only applies to that portion of policy value held in the investment accounts. The charge determined does not apply to any policy value held in a fixed account.
(4)  4.25% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 3.0% thereafter (although we reserve the right to increase the rate after the tenth policy year to as much as 3.25%). The amount of any loan is transferred from the accounts to a special loan account which earns interest at an effective annual rate of 3.00%. Therefore, the cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.
9

Rider Charges
Charge	When Charge is Deducted	Amount Deducted
Cash Value Enhancement Rider	Upon policy issue	$500.00
Extended No-Lapse Guarantee Rider(1)	Monthly
Maximum charge		$0.04 per $1,000 of Base Face Amount
Minimum charge		$0.01 per $1,000 of Base Face Amount
Charge for representative insured persons		$0.02 per $1,000 of Base Face Amount
Policy Split Option Rider	Monthly	$0.06 per $1,000 of the current Total Face Amount
Return of Premium Death Benefit Rider(2)	Monthly
Maximum charge		$83.33 per $1,000 of NAR
Minimum charge		$0.00002 per $1,000 of NAR
Charge for representative insured persons		$0.002 per $1,000 of NAR
Overloan Protection Rider(3)	At exercise of benefit
Maximum charge		8.00%
Minimum charge		0.04%

(1)  The charge for this rider is determined by multiplying the current Base Face Amount by the applicable rate. The rates vary by sex, issue age, and risk classifications of the insured persons. The maximum rate shown is for two 90 year old male standard smoker underwriting risks. The minimum rate shown is for two 20 year old female super preferred non-smoker underwriting risks. The representative insured person rate shown is for a 55 year old male standard non-smoker underwriting risk and a 52 year old female standard non-smoker underwriting risk. The charges shown are based on the maximum Extended No-Lapse Guarantee Period that you may elect under this rider. These charges may not be particularly relevant to your current situation. For more information, contact your John Hancock USA representative.
(2)  The Return of Premium Death Benefit Rider charge is determined by multiplying the net amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured persons and (generally) the sex of the insured persons. The maximum rate shown is the rate in the first policy year for two 90 year old male substandard smoker underwriting risks. The minimum rate shown is the rate in the first policy year for two 20 year old female super preferred non-smoker underwriting risks. The representative insured persons rate shown is for a 55 year old male standard non-smoker underwriting risk and a 52 year old female standard non-smoker underwriting risk. These charges may not be particularly relevant to your current situation. For more information, contact your John Hancock USA representative.
(3)  The charge for this rider is determined as a percentage of unloaned account value. The rates vary by the attained age of the younger insured person at the time of exercise. The rates also differ according to the tax qualification test elected at issue. The maximum rate shown is for the younger insured person who has reached or would have reached attained age 75 and the cash value accumulation test has been elected. The minimum rate shown is for the younger insured person who has reached or would have reached attained age 120 and either the guideline premium test or the cash value accumulation test has been elected. These charges may not be particularly relevant to your current situation. For more information, contact your John Hancock USA representative.
10

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please refer to the prospectus for the portfolio.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.41%	1.71%

1  Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.52%, respectively.
The next table describes the fees and expenses for each portfolio underlying a variable investment option offered through this prospectus. None of the portfolios charge a sales load or surrender fee. The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan that may use the portfolio as its underlying investment medium. Except for the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International, American New World and PIMCO VIT All Asset portfolios, all of the portfolios shown in the table are NAV class shares that are not subject to Rule 12b-1 fees. Except as indicated in the footnotes appearing at the end of the table, the expense ratios are based upon the portfolio's actual expenses for the year ended December 31, 2016.
Portfolio Annual Expenses
(as a percentage of portfolio average net assets, rounded to two decimal places)
Portfolio	Management fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Operating Expenses
500 Index B1	0.46%	0.00%	0.03%	0.00%	0.49%
Active Bond[2]	0.60%	0.00%	0.04%	0.01%	0.65%
Alpha Opportunities	0.96%	0.00%	0.06%	0.00%	1.02%
American Asset Allocation[3]	0.27%	0.60%	0.04%	0.00%	0.91%
American Global Growth[3]	0.53%	0.60%	0.07%	0.00%	1.20%
American Growth[3]	0.33%	0.60%	0.04%	0.00%	0.97%
American Growth-Income[3]	0.27%	0.60%	0.05%	0.00%	0.92%
American International[3]	0.50%	0.60%	0.07%	0.00%	1.17%
American New World[3]	0.72%	0.60%	0.14%	0.00%	1.46%
Blue Chip Growth	0.78%	0.00%	0.03%	0.00%	0.81%
Bond	0.56%	0.00%	0.04%	0.00%	0.60%
Capital Appreciation	0.70%	0.00%	0.05%	0.00%	0.75%
Capital Appreciation Value	0.81%	0.00%	0.05%	0.00%	0.86%
Core Bond	0.58%	0.00%	0.04%	0.00%	0.62%
Core Strategy[2]	0.04%	0.00%	0.02%	0.55%	0.61%
Emerging Markets Value	0.95%	0.00%	0.13%	0.00%	1.08%
Equity Income	0.73%	0.00%	0.03%	0.00%	0.76%
Financial Industries[2]	0.77%	0.00%	0.06%	0.29%	1.12%
Fundamental All Cap Core	0.67%	0.00%	0.03%	0.00%	0.70%
Fundamental Large Cap Value	0.63%	0.00%	0.04%	0.00%	0.67%
Global[4]	0.81%	0.00%	0.07%	0.00%	0.88%
Global Bond	0.70%	0.00%	0.08%	0.00%	0.78%
Health Sciences	1.05%	0.00%	0.05%	0.00%	1.10%
High Yield	0.68%	0.00%	0.08%	0.00%	0.76%
International Equity Index B5	0.53%	0.00%	0.11%	0.00%	0.64%
International Growth Stock[2]	0.79%	0.00%	0.08%	0.01%	0.88%
International Small Company	0.95%	0.00%	0.27%	0.00%	1.22%
International Value	0.80%	0.00%	0.08%	0.00%	0.88%
11

Portfolio	Management fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Operating Expenses
Investment Quality Bond	0.58%	0.00%	0.06%	0.00%	0.64%
Lifestyle Aggressive MVP[2,6]	0.06%	0.00%	0.04%	0.79%	0.89%
Lifestyle Balanced MVP[2,6]	0.05%	0.00%	0.02%	0.65%	0.72%
Lifestyle Conservative MVP[2,6]	0.05%	0.00%	0.02%	0.62%	0.69%
Lifestyle Growth MVP[2,6]	0.05%	0.00%	0.02%	0.67%	0.74%
Lifestyle Growth PS2	0.04%	0.00%	0.02%	0.55%	0.61%
Lifestyle Moderate MVP[2,6]	0.05%	0.00%	0.02%	0.64%	0.71%
Mid Cap Index[7]	0.47%	0.00%	0.04%	0.00%	0.51%
Mid Cap Stock	0.83%	0.00%	0.05%	0.00%	0.88%
Mid Value	0.95%	0.00%	0.04%	0.00%	0.99%
Money Market[8]	0.37%	0.00%	0.04%	0.00%	0.41%
PIMCO VIT All Asset[9]	0.43%	0.45%	0.00%	0.83%	1.71%
Real Estate Securities	0.70%	0.00%	0.04%	0.00%	0.74%
Science & Technology	1.02%	0.00%	0.06%	0.00%	1.08%
Short Term Government Income Fund	0.56%	0.00%	0.05%	0.00%	0.61%
Small Cap Growth	1.05%	0.00%	0.05%	0.00%	1.10%
Small Cap Index[10]	0.49%	0.00%	0.04%	0.00%	0.53%
Small Cap Opportunities[4]	0.99%	0.00%	0.07%	0.00%	1.06%
Small Cap Value[2]	1.03%	0.00%	0.04%	0.05%	1.12%
Small Company Value[2]	1.05%	0.00%	0.04%	0.14%	1.23%
Strategic Income Opportunities[2]	0.63%	0.00%	0.06%	0.00%	0.69%
Total Bond Market B2,11	0.47%	0.00%	0.05%	0.01%	0.53%
Total Stock Market Index[2]	0.48%	0.00%	0.04%	0.01%	0.53%
Ultra Short Term Bond	0.55%	0.00%	0.05%	0.00%	0.60%
Utilities	0.82%	0.00%	0.06%	0.00%	0.88%
Value[2]	0.70%	0.00%	0.04%	0.06%	0.80%

1  John Hancock Investment Management Services, LLC (“JHIMS”) has contractually agreed to waive those expenses of the portfolio that exceed 0.25% of average annual net assets of the portfolio, or, if necessary, make payment to the portfolio in an amount equal to the amount by which “Total Fund Operating Expenses” of the portfolio exceed 0.25%. A portfolio’s “Total Fund Operating Expenses” includes all fund-level and class-specific operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. The current expense limitation expires on April 30, 2018, unless renewed by mutual agreement of the portfolio and JHIMS based upon a determination that this is appropriate under the circumstances at that time. The fees shown in the table do not reflect this waiver or reimbursement. If this waiver or reimbursement had been reflected, the “Total Fund Operating Expenses” for the portfolio would be 0.25%. For more information, please refer to the prospectus for the portfolio.
2  “Acquired Fund Fees and Expenses” are based on indirect net expenses associated with the portfolio’s investments in the funds (each an “Acquired Fund”) of underlying investment companies. The “Total Fund Operating Expenses” shown may not correlate to the portfolio’s ratios of expenses to average net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired Fund Fees and Expenses.” For more information, please refer to the prospectus for the portfolio.
3  The table reflects the combined fees of the feeder fund and the master fund.
4  John Hancock Investment Management Services, LLC (“JHIMS”) has contractually agreed to waive its management fee so that the amount it retains after payment of the subadvisory fees for the portfolio does not exceed 0.45% of the portfolio’s average net assets. The current expense limitation agreement expires on April 30, 2018 unless renewed by mutual agreement of the portfolio and JHIMS based upon a determination that this is appropriate under the circumstances at that time. The fees in the table do not reflect this waiver. If this waiver had been reflected, the “Total Fund Operating Expenses” for the Global and Small Cap Opportunities portfolios would be 0.87% and 0.98%, respectively. For more information, please refer to the prospectus for the portfolio.
5  John Hancock Investment Management Services, LLC (“JHIMS”) has contractually agreed to waive those expenses of the portfolio that exceed 0.34% of average annual net assets of the portfolio, or, if necessary, make payment to the portfolio in an amount equal to the amount by which “Total Fund Operating Expenses” of the portfolio exceed 0.34%. A portfolio’s “Total Fund Operating Expenses” includes all fund-level and class-specific operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d)
12

litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. The current expense limitation expires on April 30, 2018, unless renewed by mutual agreement of the portfolio and JHIMS based upon a determination that this is appropriate under the circumstances at that time. The fees shown in the table do not reflect this waiver or reimbursement. If this waiver or reimbursement had been reflected, the “Total Fund Operating Expenses” for the portfolio would be 0.34%. For more information, please refer to the prospectus for the portfolio.
6  John Hancock Investment Management Services, LLC (“JHIMS”) has contractually agreed to reduce its management fee and/or make payment to the portfolio in an amount equal to the amount by which “Other Expenses” of the portfolio exceed 0.00% of the average net assets of the portfolio. “Other Expenses” means all of the expenses of the portfolio, excluding certain expenses such as advisory fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio’s business, distribution and service (Rule 12b-1) fees, transfer agency and service fees, underlying fund expenses (acquired fund fees), and short dividend expense. The current expense limitation agreement expires on April 30, 2018, unless renewed by mutual agreement of the portfolio and JHIMS based upon a determination that this is appropriate under the circumstances at that time. The fees shown in the table do not reflect this waiver or reimbursement. If this waiver or reimbursement had been reflected, the “Total Fund Operating Expenses” for the portfolio would be as indicated in the table below. For more information, please refer to the prospectus for the portfolio.
Portfolio	Total Fund Operating Expenses
Lifestyle Aggressive MVP	0.85%.
Lifestyle Balanced MVP	0.70%
Lifestyle Conservative MVP	0.67%
Portfolio	Total Fund Operating Expenses
Lifestyle Growth MVP	0.72%
Lifestyle Moderate MVP	0.69%

7  John Hancock Investment Management Services, LLC (“JHIMS”) has contractually agreed to waive its management fee by 10% as a percentage of the portfolio’s average annual net assets. The current expense limitation agreement expires on April 30, 2018 unless renewed by mutual agreement of the portfolio and JHIMS based upon a determination that this is appropriate under the circumstances at that time. The fees shown in the table do not reflect this waiver or reimbursement. If this waiver or reimbursement had been reflected, the “Total Fund Operating Expenses” for the portfolio would be 0.41%. For more information, please refer to the prospectus for the portfolio.
8  John Hancock Investment Management Services, LLC (“JHIMS”) has contractually agreed to waive those expenses of the portfolio that exceeds 0.28% of average annual net assets of the portfolio, or, if necessary, make payment to the portfolio in an amount equal to the amount by which “Total Fund Operating Expenses” of the portfolio exceeds 0.28%. A portfolio’s “Total Fund Operating Expenses” includes all of its fund-level and class-specific operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. The current expense limitation expires on April 30, 2018, unless renewed by mutual agreement of the portfolio and JHIMS based upon a determination that this is appropriate under the circumstances at that time. The fees shown in the table do not reflect this waiver or reimbursement. If this waiver or reimbursement had been reflected, the “Total Fund Operating Expenses” for the portfolio would be 0.28%. For more information, please refer to the prospectus for the portfolio.
9  Pacific Investment Management Company LLC (“PIMCO”) has contractually agreed through May 1, 2018, to reduce its management fee to the extent that the underlying PIMCO fund expenses attributable to management, supervisory and administrative fees exceeds 0.64% of the total assets invested in the underlying PIMCO funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The fee reduction is implemented based on a calculation of underlying PIMCO fund expenses attributable to management, supervisory and administrative fees that is different from the calculation of “Acquired Fund Fees and Expenses” shown in the table. “Acquired Fund Fees and Expenses” include interest expense of 0.05%. Interest expense results from certain transactions within the underlying PIMCO funds and is separate from the management fees paid to PIMCO. “Total Fund Operating Expenses” excluding interest expense of the underlying fund is 1.66%. The fees shown in the table do not reflect the expense waiver. If this expense waiver had been reflected, the “Total Fund Operating Expenses” shown (excluding the interest expense of the underlying funds) would be 1.52%. The “Total Fund Operating Expenses” shown may not correlate to the portfolio’s ratio of expense to average net assets shown in the Financial Highlights section of the prospectus for the portfolio, which does not include “Acquired Fund Fees and Expenses.” For more information, please refer to the prospectus for the portfolio.
10  John Hancock Investment Management Services, LLC (“JHIMS”) has contractually agreed to waive its management fee by 0.05% as a percentage of the portfolio’s average annual net assets. The current expense limitation agreement expires on April 30, 2018 unless renewed by mutual agreement of the portfolio and JHIMS based upon a determination that this is appropriate under the circumstances at that time. The fees shown in the table do not reflect this waiver or reimbursement. If this waiver or reimbursement had been reflected, the “Total Fund Operating Expenses” for the portfolio would be 0.48%. For more information, please refer to the prospectus for the portfolio.
13

11  John Hancock Investment Management Services, LLC (“JHIMS”) has contractually agreed to waive those expenses of the portfolio that exceed 0.25% of average annual net assets of the portfolio, or, if necessary, make payment to the portfolio in an amount equal to the amount by which “Total Fund Operating Expenses” of the portfolio exceed 0.25%. A portfolio’s “Total Fund Operating Expenses” includes all fund-level and class-specific operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. The current expense limitation expires on April 30, 2018, unless renewed by mutual agreement of the portfolio and JHIMS based upon a determination that this is appropriate under the circumstances at that time. The fees shown in the table do not reflect this waiver or reimbursement. If this waive or reimbursement had been reflected, the “Total Fund Operating Expenses” for the portfolio would be 0.26%. For more information, please refer to the prospectus for the portfolio.
14

DETAILED INFORMATION
This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.
Table of Investment Options and Investment Subadvisers
When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio's average net assets for 2016, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.
The JHVIT and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.
Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios (“American Portfolios”) operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the American Portfolios of the Trust for the marketing support services it provides.
The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. Compensation payments may be made by a portfolio’s investment adviser or its affiliates. The compensation payments are based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.
The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.
The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.
15

The portfolios available under the policies, the investment subadvisers (engaged by JHIMS or PIMCO) and the investment objective for each portfolio are described in the table below. For additional information regarding these portfolios’ investment objectives, policies and restrictions of and the risks relating to investment in the portfolios, please refer to the prospectus for the underlying portfolio.
Portfolio	Subadviser	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
Alpha Opportunities	Wellington Management Company, LLP	To seek to provide long-term total return.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term capital appreciation.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective.
Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
Capital Appreciation	Jennison Associates LLC	To seek to provide long-term growth of capital.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Core Bond	Wells Capital Management, Incorporated	To seek to provide total return consisting of income and capital appreciation.
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital. Current income is also a consideration.
Emerging Markets Value	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Equity Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital.
Financial Industries	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide growth of capital.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.
16

Portfolio	Subadviser	Investment Objective
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term capital appreciation.
Global	Templeton Global Advisors Limited	To seek to provide long-term capital appreciation.
Global Bond	Pacific Investment Management Company LLC	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
Health Sciences	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
High Yield	Western Asset Management Company	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
International Equity Index B	SSGA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Growth Stock	Invesco Advisers, Inc.	To seek to provide long-term growth of capital.
International Small Company	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
International Value	Templeton Investment Counsel, LLC	To seek to provide long-term growth of capital.
Investment Quality Bond	Wellington Management Company LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Aggressive MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Balanced MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Conservative MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Growth MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Growth PS	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital. Current income is also a consideration.
Lifestyle Moderate MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
17

Portfolio	Subadviser	Investment Objective
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index.
Mid Cap Stock	Wellington Management Company, LLP	To seek to provide long-term growth of capital.
Mid Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Money Market	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to provide a combination of long-term capital appreciation and current income.
Science & Technology	Allianz Global Investors U.S. LLC; and T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is incidental to the portfolio’s objective.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Growth	Wellington Management Company LLP	To seek to provide long-term capital appreciation.
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek to provide long-term capital appreciation.
Small Cap Value	Wellington Management Company LLP	To seek to provide long-term capital appreciation.
Small Company Value	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income.
Total Bond Market B	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.*
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
Utilities	Massachusetts Financial Services Company	To seek to provide capital growth and current income (income above that available from the portfolio invested entirely in equity securities).
Value	Invesco Advisers, Inc.	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.

*   The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS.
If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).
18

Valuation
We will purchase and redeem series fund shares for the Separate Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Separate Account. Any dividend or capital gains distributions received by the Separate Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.
On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund's net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).
Voting interest
We will vote shares of the portfolios held in the Separate Account at the shareholder meetings according to voting instructions timely received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the policy together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold in the Separate Account for policy owners in proportion to the instructions timely received by us from policy owners from all our Separate Accounts that are registered with the SEC under the 1940 Act. We will vote all portfolio shares that we otherwise are entitled to vote (including our own shares) on any matter in proportion to the instructions timely received by us and any affiliated insurance companies with respect to the matter from policy owners in Separate Accounts of these insurance companies that are registered with the SEC under the 1940 Act. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.
We determine the number of a series fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's investment account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.
The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock USA to be associated with the class of policies to which your policy belongs from the Separate Account to another separate account or subaccount, (2) to deregister the Separate Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.
Description of John Hancock (USA)
We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Separate Account.
19

We are ranked and rated by independent financial rating services, which may include Moody's, Standard & Poor's, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.
Description of Separate Account A
The investment accounts shown on page 1 are in fact subaccounts of the John Hancock Life Insurance Company (U.S.A.) Separate Account A, a separate account operated by us under Michigan law. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.
The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of John Hancock USA's other assets. John Hancock USA is obligated to pay all amounts promised to policy owners under the policies.
New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.
The fixed account
Our obligations under any fixed account are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the policy value allocated to any fixed account will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer only one fixed account—the standard fixed account. The effective annual rate we declare for the fixed account will never be less than 2%. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so.
Because of exemptive and exclusionary provisions, interests in our fixed account have not been and will not be registered under the Securities Act of 1933 (“1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed account. Disclosure regarding fixed accounts, however, is subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.
The death benefit
In your application for the policy, you will tell us how much life insurance coverage you want on the lives of the insured persons. This is called the “Total Face Amount.” Total Face Amount is composed of the Base Face Amount and any Supplemental Face Amount you elect. The Supplemental Face Amount you can have generally cannot exceed 400% of the Base Face Amount at the Issue Date. The Issue Date is shown in the Policy Specifications page of the policy. Thereafter, increases to the Supplemental Face Amount cannot exceed 400% of the Total Face Amount at the Issue Date. There are a number of factors you should consider in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount. These factors are discussed under “Base Face Amount vs. Supplemental Face Amount” below.
When the last surviving insured person dies, we will pay the death benefit minus any outstanding policy debt and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are described below.
•	Option 1 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, or (2) the minimum death benefit (as described below).
20

•	Option 2 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, plus the policy value on the date of death of the last surviving insured person, or (2) the minimum death benefit.
For the same premium payments, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the Face Amount charge and resulting cost of insurance charges (based on the higher net amount at risk) will be higher under Option 2. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.
Limitations on payment of death benefit
If either insured person commits suicide within certain time periods (generally within two years from the Issue Date of the policy), the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals.
Also, if an application misstated the age or sex of either of the insured persons, we will adjust, if necessary, the Base Face Amount, any Supplemental Face Amount, and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charge.
Base Face Amount vs. Supplemental Face Amount
As noted above, you should consider a number of factors in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount.
For the same amount of premiums paid, the amount of the Face Amount charge deducted from policy value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Supplemental Face Amount, rather than as Base Face Amount. On the other hand, the amount of any Supplemental Face Amount may be subject to a shorter No-Lapse Guarantee Period (see “No-Lapse Guarantee”). Also, after the younger insured person reaches or would have reached age 121, any Supplemental Face Amount will terminate.
If your priority is to reduce your Face Amount charges, you may wish to maximize the proportion of the Supplemental Face Amount. However, if your priority is to take advantage of the No-Lapse Guarantee feature after the second policy year or to maximize the death benefit when the younger insured person reaches or would have reached age 121, then you may wish to maximize the proportion of the Base Face Amount.
The minimum death benefit
In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to policy value. There are two tests that can be applied under Federal tax law—the “guideline premium test” and the “cash value accumulation test.” You must elect which test you wish to have applied at issue. Once elected, the test cannot be changed without our approval.
Under the guideline premium test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. Factors for some ages are shown in the table below:
Younger Insured Attained Age	Applicable Factor
40 and under	250%
45	215%
50	185%
55	150%
60	130%
65	120%
70	115%
75	105%
90	105%
95 and above	100%
A table showing the factor for each policy year will appear in the policy.
21

Under the cash value accumulation test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. The factor decreases as attained age increases. A table showing the factor for each policy year will appear in the policy.
The cash value accumulation test may be preferable if you want to fund the policy so that the minimum death benefit will increase earlier than would be required under the guideline premium test, or if you want to fund the policy at the “7 pay” limit for the full seven years (see “Tax considerations”).
To the extent that the calculation of the minimum death benefit under the selected life insurance qualification test causes the death benefit to exceed our limits, we reserve the right to return premiums or distribute a portion of the policy value so that the resulting amount of insurance is maintained within our limits. Alternatively, if we should decide to accept the additional amount of insurance, we may require additional evidence of insurability.
When the younger insured person reaches 121
If the policy is still in effect on the policy anniversary nearest the 121st birthday of the younger of the two insured persons (whether or not the younger insured person is alive), the following things will happen (whether or not there is any net cash surrender value):
•	We will stop any monthly deduction charges.
•	We will stop accepting any premium payments.
•	We will not allow any new loans.
•	We will no longer process withdrawals.
•	We will continue to credit interest to a fixed account.
•	We will continue to accept loan repayments on existing loans and interest will continue to be charged if there is an outstanding loan.
•	Any Supplemental Face Amount will terminate (see “Base Face Amount vs. Supplemental Face Amount”).
Requesting an increase in coverage
After the first policy year, you may make a written request for an unscheduled increase or addition in the Supplemental Face Amount. We must receive your written request within two months of your next policy anniversary. Generally, each such increase must be at least $50,000 and increases in any one policy year cannot exceed 25% of the Total Face Amount at issue. You will have to provide us with evidence that the insured persons qualify for the same risk classification that applied to them at issue. Generally, any increase will be effective on the next policy anniversary following the date we approve the request. Any unscheduled increase in Supplemental Face Amount after issue would first require that you terminate the Return of Premium, Four Year Term, and Extended No-Lapse Guarantee Riders you may have elected at issue.
Requesting a decrease in coverage
After the first policy year, we may approve a reduction in the Base Face Amount or the Supplemental Face Amount, but only if:
•	the remaining Base Face Amount will be at least $250,000, and
•	the remaining Total Face Amount will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status.
A pro-rata portion of the surrender charge will be payable upon a requested reduction in the Base Face Amount (see “Surrender charge”). If approved, you may reduce up to 10% of your Base Face Amount at issue without incurring a pro-rata surrender charge at that time. This surrender charge exemption does not apply to full surrenders or net cash surrender withdrawals. (See “Surrender and withdrawals - Withdrawals”). An approved decrease will take effect on the monthly deduction date on or next following the date we approve the request. We reserve the right to require that the Supplemental Face Amount be fully depleted before the Base Face Amount can be reduced.
Change of death benefit option
Under our current administrative rules, we permit the death benefit option to be changed from Option 2 to Option 1 after the first policy year. If you request in writing, and we approve a change from Option 2 to Option 1, your Face Amount after
22

the change will equal your Face Amount before the change plus the policy value as of the effective date of the change. If you change from Option 2 to Option 1, your death benefit will change from one that may increase over time due to the investment experience of the underlying investment accounts to one that is a level death benefit. Changing from Option 2 to Option 1 can also lower the monthly Cost of Insurance charge since this charge is lowered when the Net Amount At Risk is reduced; all other charges under the policy would remain the same. We reserve the right to limit a request for a change if the change would cause the policy to fail to qualify as life insurance for tax purposes.
A change in the death benefit option will result in a change in the policy's Total Face Amount, in order to avoid any change in the amount of the death benefit. The new Total Face Amount will be equal to the Total Face Amount prior to the change plus the policy value as of the date of the change. The change will take effect on the monthly deduction date on or next following the date the written request for the change is received at our Service Office.
Notwithstanding other policy limits, if the change from Option 2 to 1 yields a Total Face Amount that is larger than 400% of the Total Face Amount at issue, we will allow for the increase. The change will take effect on the monthly deduction date on or next following the date the written request for the change is received at our Service Office.
Tax consequences of coverage changes
If you change the death benefit option, the Federal tax law test (“guideline premium test” or “cash value accumulation test”) that you elected at issue will continue to apply. Please read “The minimum death benefit” for more information about these Federal tax law tests.
A change in the death benefit option or Total Face Amount will often change the policy's limits under the Federal tax law test that you elected. To avoid having the policy cease to qualify as life insurance for tax purposes, we reserve the right to (i) refuse or limit a change in the death benefit option or Total Face Amount and (ii) change the Guideline Single Premium or Guideline Level Premium, as applicable. Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.
Your beneficiary
You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. Until the death of the last surviving insured person you can change your beneficiary by written request. Such a change requires the consent of any named irrevocable beneficiary. A new beneficiary designation will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.
Ways in which we pay out policy proceeds
You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or surrender. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary's name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of the other payment options we may offer at the time. You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. Please contact our Service Office for more information.
Changing a payment option
You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.
Tax impact of payment option chosen
There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.
23

Premiums
Planned premiums
The Policy Specifications page of your policy will show the “Planned Premium” for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums—annually, semi-annually or quarterly. You may also choose to pay premiums by monthly electronic funds transfers. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only pay enough premium to keep the policy in force (see “Lapse and reinstatement”).
Minimum initial premium
The Minimum Initial Premium is set forth in the Policy Specifications page of your policy. After the payment of the initial premium, premiums may be paid at any time and in any amount until the younger insured person's attained age 121, subject to the need to pay enough premium to keep the policy in force, and to the limitations on maximum premium amount described below.
Maximum premium payments
Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds this limit. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements is provided under “Tax considerations.”
Large premium payments may expose us to unanticipated investment risk. In order to limit our investment risk exposure under certain market conditions, we may refuse to accept additional premium payments. This may be the case, for example, in an environment of decreasing interest rates, where we may not be able to acquire investments for our general account that will sufficiently match the liabilities we are incurring under our fixed account guarantees. Excessive allocations may also interfere with the effective management of our variable investment account portfolios, if we are unable to make an orderly investment of the additional premium into the portfolios. Also, we may refuse to accept or limit an amount of premium if the amount of the premium would increase our insurance risk exposure, and the insured persons don't provide us with adequate evidence that they continue to meet our requirements for issuing insurance.
We will notify you in writing of our refusal to accept premium under these provisions within three days following the date that it is received by us, and will promptly thereafter take the necessary steps to return the premium to you. Notwithstanding the foregoing limits on the premium that we will accept, we will not refuse to accept any premium necessary to prevent the policy from terminating.
Processing premium payments
No premiums will be accepted prior to our receipt of a completed application at our Service Office. All premiums received prior to the Issue Date of the policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market investment account. After the Issue Date but prior to the Allocation Date, premiums received are allocated to the Money Market investment account. The “Allocation Date” of the policy is the tenth day after the Issue Date. The Issue Date is shown on the Policy Specifications page of the policy. On the Allocation Date, the Net Premiums paid plus interest credited, if any, will be allocated among the investment accounts or the fixed account in accordance with the policy owner's instructions. The “Net Premium” is the premium paid less the applicable premium charges we deduct from it.
Any Net Premium received on or after the Allocation Date will be allocated among investment accounts or the fixed account as of the business day on or next following the date the premium is received at the Service Office. Monthly deductions are normally due on the Policy Date and at the beginning of each policy month thereafter. However, if the monthly deductions are due prior to the Contract Completion Date, they will be deducted from policy value on the Contract Completion Date instead of the dates they were due (see “Procedures for issuance of a policy” for the definition of “Contract Completion Date”).
Payment of premiums will not guarantee that the policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the policy to lapse. However, in states where permitted, the policy will have a No-Lapse Guarantee (as well
24

as an Extended No-Lapse Guarantee, if elected) which would prevent the policy from lapsing during the guarantee period, provided certain criteria are satisfied.
Ways to pay premiums
If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock USA Service Office at the appropriate address shown on the back cover of this prospectus.
We will also accept premiums:
•	by wire or by exchange from another insurance company, or
•	via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method).
Lapse and reinstatement
Lapse
Unless the No-Lapse Guarantee is in effect, a policy will go into default if at the beginning of any policy month the policy's net cash surrender value would be zero or below after deducting the monthly deductions then due. Therefore, a policy could lapse eventually if increases in policy value (prior to deduction of policy charges) are not sufficient to cover policy charges. A lapse could have adverse tax consequences as described under “Tax considerations.” We will notify you of the default and will allow a 61 day grace period in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the net cash surrender value to zero, if it was less than zero on the date of default, plus an amount equal to three times the monthly deductions due on the date of default, plus any applicable premium charge. If the required payment is not received by the end of the grace period, the policy will terminate (i.e., “lapse”) with no value.
No-lapse guarantee
In those states where it is permitted, as long as the cumulative premium test is satisfied during the No-Lapse Guarantee Period, as described below, we will guarantee that the policy will not go into default, even if adverse investment experience or other factors should cause the policy's surrender value to fall to zero or below during such period.
The monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium. The No-Lapse Guarantee Premium is not a charge assessed against the policy value. It is an amount used in determining whether the cumulative premium test has been satisfied.
The No-Lapse Guarantee Premium is set at issue on the basis of the Base Face Amount and any Supplemental Face Amount and reflects the age, sex and risk class of the proposed insureds, the death benefit option elected, as well as any additional ratings and supplementary benefits, if applicable. It is subject to change if (i) the Total Face Amount of the policy is changed, (ii) there is a death benefit option change, (iii) there is a decrease in the Base Face Amount or the Supplemental Face Amount of insurance, or (iv) there is any change in the supplementary benefits added to the policy or in the risk classification of the insured persons.
The No-Lapse Guarantee Period is set at issue and is stated in the policy. The No-Lapse Guarantee Period for any Supplemental Face Amount is the first two policy years. Certain state limitations may apply, but generally the No-Lapse Guarantee Period for the Base Face Amount is (i) the lesser of twenty years or to the younger insured's age 75 or (ii) five years if the younger insured person's issue age is 70 or older. The No-Lapse Guarantee Period for the Base Face Amount under any policy that has elected an increasing Supplemental Face Amount or a Return of Premium Death Benefit Rider, however, is limited to the first two policy years. If we approve your request for an unscheduled increase to the Supplemental Face Amount to your policy, any remaining No-Lapse Guarantee period will terminate and, if elected, the Extended No-Lapse Guarantee Rider will also terminate. We will not approve a request to increase your Base Face Amount.
While the No-Lapse Guarantee is in effect, we will determine at the beginning of the policy month that your policy would otherwise be in default whether the cumulative premium test, described below, has been met. If the test has not been
25

satisfied, we will notify you of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification, will be equal to the lesser of:
(a)  the outstanding premium requirement to satisfy the cumulative premium test at the date of default, plus the monthly No-Lapse Guarantee Premium due for the next three policy months; or
(b)  the amount necessary to bring the net cash surrender value to zero plus an amount equal to three times the monthly deductions due on the date of default, plus the applicable premium charge.
If the required payment is not received by the end of the grace period, the No-Lapse Guarantee and the policy will terminate.
Cumulative premium test
The cumulative premium test is satisfied if, as of the beginning of the policy month that your policy would otherwise be in default, the sum of all premiums paid to date less any withdrawals taken on or before the date of the test and less any policy debt is equal to or exceeds the sum of the monthly No-Lapse Guarantee Premiums due from the policy date to the date of the test.
Death during grace period
If the last surviving insured person should die during the grace period, the policy value used in the calculation of the death benefit will be the policy value as of the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.
Reinstatement
By making a written request, you can reinstate a policy that has gone into default and terminated at any time within the three-year period following the date of termination subject to the following conditions:
(a)  You must provide evidence satisfactory to us of the insurability of the insured persons (or the last surviving insured person), and of any insured persons covered under any supplementary benefit rider that you wish to reinstate; and
(b)  You must pay a premium equal to the amount that was required to bring the policy out of default immediately prior to termination, plus the amount needed to keep the policy in force to the next scheduled date for payment of the Planned Premium.
If the reinstatement is approved, the date of reinstatement will be the later of the date we approve your request or the date the required payment is received at our Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The policy value on the date of reinstatement, prior to the crediting of any Net Premium paid in connection with the reinstatement, will be equal to the policy value on the date the policy terminated. Any policy debt not paid upon termination of a policy will be reinstated if the policy is reinstated.
Generally, the suicide exclusion and incontestability provision will apply from the effective date of reinstatement. A surrendered policy cannot be reinstated.
The policy value
From each premium payment you make, we deduct the applicable premium charges described under “Deduction from premium payments.” We invest the rest (known as the “Net Premium”) in the accounts (fixed or investment) you've elected. Special investment rules apply to premiums processed prior to the Allocation Date (see “Processing premium payments”).
Over time, the amount you've invested in any investment account will increase or decrease the same as if you had invested the same amount directly in the corresponding underlying portfolio and had reinvested all portfolios' dividends and distributions in additional portfolio shares, except that we will deduct certain additional charges which will reduce your policy value. We describe these charges under “Description of charges at the policy level.”
We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be
26

transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we'll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we'll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day.
The amount you've invested in the fixed account will earn interest at the rates we declare from time to time. For the fixed account, we guarantee that this rate will be at least 2%. If you want to know what the current declared rate is for the fixed account, just call or write to us. The asset-based risk charge only applies to that portion of the policy value held in the investment accounts. The charge determined does not apply to the fixed account. Otherwise, the policy level charges applicable to the fixed account are the same as those applicable to the investment accounts. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so.
Allocation of future premium payments
At any time, you may change the accounts (fixed or investment) in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.
Transfers of existing policy value
You may also transfer your existing policy value from one account (fixed or investment) to another, subject to the limitations discussed below. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any account (fixed or investment) in any policy year is $1,000,000.
Marketing timing and disruptive trading practices
Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage the portfolio's investments in accordance with the portfolio's investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see “How you communicate with us”). We also reserve the right to impose a fee of up to $25 for any transfer beyond an annual limit (which will not be less than twelve). No transfer fee will be imposed on any transfer from an investment account into a fixed account if the transfer occurs during the following periods:
•	within 18 months after the policy's Issue Date, or
•	within 60 days after the later of the effective date of a material change in the investment objectives of any investment account or the date you are notified of the change.
In addition to the actions described above, we also reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, (iii) restricting transfers into and out of certain investment accounts, (iv) restricting the method used to submit transfers, and (v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.
We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that
27

party in providing those services. We will notify the third party you have engaged if we exercise this right. While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.
Limitations on transfers to or from an investment account. Our current practice is to restrict transfers into or out of investment accounts to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market investment account even if the two transfers per month limit has been reached, but only if 100% of the account value in all investment accounts is transferred to the Money Market investment account. If such a transfer to the Money Market investment account is made, then for the 30 calendar day period after such transfer no transfers from the Money Market investment account to any other accounts (fixed or investment) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any policy values are transferred from one investment account into a second investment account, the values can only be transferred out of the second investment account if they are transferred into the Money Market investment account; and (ii) any policy values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market investment account may not be transferred out of the Money Market investment account into any other accounts (fixed or investment) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number and timing of transfers, we will monitor aggregate trades among the subaccounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.
While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy holders subject to the restrictions.
Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.
Limitations on transfers out of the fixed account. Transfers out of the fixed account option in any one policy year are limited to the greater of (i) the fixed account maximum transfer amount of $2,000, (ii) the fixed account maximum transfer percentage of 15% multiplied by the amount of the fixed account on the immediately preceding policy anniversary, or (iii) the amount transferred out of the fixed account during the previous policy year. Any transfer that involves a transfer out of the fixed account may not involve a transfer to the Money Market investment account.
We reserve the right to impose a minimum amount limit on transfers out of any fixed account. We also reserve the right to impose different restrictions on any additional fixed account that we may offer in the future.
28

We may waive the transfer restrictions on the fixed account. Please contact us or your John Hancock USA representative to find out if a waiver is currently in effect.
Dollar cost averaging. We may offer policy owners a dollar cost averaging (“DCA”) program. Under the DCA program, you will designate an amount that will be transferred monthly from one investment account into any other investment account(s) or the fixed account. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and you will be so notified. No fee is charged for this program.
We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.
Asset allocation balancer transfers. Under the asset allocation balancer program you will designate an allocation of policy value among investment accounts. We will move amounts among the investment accounts at specified intervals you select - annually, semi-annually, quarterly or monthly. A change to your premium allocation instructions will automatically result in a change in asset allocation balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the dollar cost averaging program. No fee is charged for this program.
We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.
Surrender and withdrawals
Surrender
You may surrender your policy in full at any time. If you do, we will pay you the policy value less any policy debt and surrender charge that then applies. This is called your “net cash surrender value.” You must return your policy when you request a surrender. We will process surrenders on the day we receive the surrender request (unless such day is not a business day, in which case we will process surrenders as of the business day next following the date of the receipt).
Withdrawals
After the first policy year, you may make a withdrawal of part of your net cash surrender value once in each policy month. Generally, each withdrawal must be at least $500. If the withdrawal results in a reduction in Base Face Amount, a charge equal to a pro-rata portion of any surrender charge will be applied during the surrender charge period. We will automatically reduce the policy value of your policy by the amount of the withdrawal. Unless otherwise specified by you, each account (fixed and investment) will be reduced in the same proportion as the policy value is then allocated among them. We will not permit a withdrawal if it would cause your surrender value to fall below three months’ worth of monthly deductions (see “Deductions from policy value”). We also reserve the right to refuse any withdrawal that would cause the policy’s Total Face Amount or the Base Face Amount to fall below $250,000.
Because it reduces the policy value, any withdrawal will reduce your death benefit under either Option 1 or Option 2 (see “The death benefit”). Under Option 1, such a withdrawal may also reduce the Total Face Amount. Generally, any such reduction in the Total Face Amount will be implemented by first reducing any Supplemental Face Amount then in effect. We reserve the right to approve reductions in the Base Face Amount prior to eliminating the Supplemental Face Amount. You should consider a number of factors in determining whether to continue coverage in the form of Base Face Amount or Supplemental Face Amounts (see “Base Face Amount vs. Supplemental Face Amount”). If such a reduction in Total Face Amount would cause the policy to fail the Internal Revenue Code’s definition of life insurance, we will not permit the withdrawal. As noted above, if the withdrawal results in a reduction in Base Face Amount, a pro-rata portion of the applicable surrender charge will be deducted from the policy value (see “Surrender charge”).
For example, assume a policy owner that has elected death benefit Option 1 requests a withdrawal of $50,000 on a policy with a Base Face Amount of $400,000 and a current surrender charge of $10,000. The $50,000 withdrawal would reduce the Base Face Amount from $400,000 to $350,000. The reduction in Base Face Amount would trigger a partial surrender charge equal to the surrender charge times the proportionate reduction in Base Face Amount, in this case equal to $10,000 X (50,000/400,000) or $1,250. The surrender charge after the withdrawal would be equal to $10,000 - $1,250 or $8,750. If the policy owner had instead purchased a policy with $400,000 of Base Face Amount and $100,000 of Supplemental Face Amount, the withdrawal of $50,000 would reduce the Supplemental Face Amount from $100,000 to $50,000. Since the Base Face Amount would remain at $400,000, no partial surrender charge would be deducted.
29

Policy loans
You may borrow from your policy at any time by completing a form satisfactory to us. The maximum amount you can borrow is the greater of (i) 90% of net cash surrender value and (ii) the amount determined as set out below.
•	We first determine the net cash surrender value of your policy.
•	We then subtract an amount equal to the monthly deductions then being deducted from policy value times the number of full policy months until the next policy anniversary.
•	We then multiply the resulting amount by 1.25 % in policy years 1 through 10 and 0% thereafter (although we reserve the right to increase the percentage after the tenth policy year to as much as .25%).
•	We then subtract the third item above from the second item above.
The minimum amount of each loan is $500. The interest charged on any loan is currently an effective annual rate of 4.25% in the first ten policy years and 3.00% thereafter. However, we reserve the right to increase the percentage after the tenth policy year to as much as 3.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. Unless otherwise specified by you, the amount of the loan is deducted from the accounts (fixed and investment) in the same proportion as the policy value is then allocated among them. The amount of the loan is then placed in a special loan account. This special loan account will earn interest at an effective annual rate of 3%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to increase the rate charged on the loan to a rate that would, in our reasonable judgment, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in New York. Please see your John Hancock USA representative for details. We process policy loans as of the business day on or next following the day we receive the loan request. We will not allow any new loans at and after the policy anniversary nearest the date the younger insured person reaches or would have reached age 121.
Repayment of policy loans
You can repay all or part of a loan at any time. Each repayment will be allocated among the accounts as set out below.
•	The same proportionate part of the loan as was borrowed from any fixed account will be repaid to that fixed account.
•	The remainder of the repayment will be allocated among the accounts in the same way a new premium payment would be allocated (unless otherwise specified by you).
If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.
Loan repayments received prior to the close of the New York Stock Exchange will be applied on the same day it was received. Loan repayments received after the close of the New York Stock Exchange will be applied as of the next business day.
Effects of policy loans
The policy value, the net cash surrender value, and any death benefit are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment accounts or any fixed account and placed in a special loan account. The investment accounts or any fixed account and the special loan account will generally have different rates of investment return.
The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.
Taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. When a loan is outstanding, the amount in the loan account is not available to help pay for any policy charges. If, after deducting your policy loan, there is not enough policy value to cover the policy charges, your policy could lapse. Also, whenever the outstanding loan equals or exceeds your policy value after the younger insured person reaches or would have reached age 121, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Policy loans may also result in adverse tax consequences under certain circumstances (see “Tax considerations”).
30

Description of charges at the policy level
Deduction from premium payments
Premium charge
A charge to help defray our sales costs and related taxes. The current charge is 6% of each premium paid.
Deductions from policy value
Administrative charge
A monthly charge to help cover our administrative costs. This is a flat dollar charge of $15 per month.
Face Amount charge
A monthly charge for the first 15 policy years to primarily help cover sales costs. To determine the charge we multiply the amount of Base Face Amount at issue by a rate which varies by the insured persons' sex, age, death benefit option and risk classification at issue.
Cost of insurance charge
A monthly charge for the cost of insurance. To determine the charge, we multiply the net amount of insurance for which we are then at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. The current rates will never be more than the maximum rates shown in the policy. The cost of insurance rates we use will depend on the age at issue, the insurance risk characteristics and (usually) sex of the insured persons, and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured persons' age increases. (The insured person's “age” on any date is his or her age on the birthday nearest that date.) For death benefit Option 1, the net amount at risk is equal to the greater of zero, or the result of (a) minus (b) where:
(a) is the death benefit (excluding the Four Year Term Rider) as of the first day of the policy month, divided by 1.0024663; and
(b) is the policy value as of the first day of the policy month after the deduction of all other monthly deductions.
Since the net amount at risk for death benefit Option 1 is based on a formula that includes as factors the death benefit and the policy value, the net amount at risk is affected by the investment performance of the investment accounts chosen, payment of premiums and charges assessed.
If the minimum death benefit is greater than the death benefit (excluding the Four Year Term Rider), the cost of insurance charge will reflect the amount of that additional benefit.
For death benefit Option 2, the net amount at risk is equal to the death benefit (excluding the Four Year Term Rider), divided by 1.0024663.
Asset-based risk charge
A monthly charge to help cover sales, administrative and other costs. The charge is a percentage of that portion of your policy value allocated to investment accounts. This charge does not apply to the current fixed account. This charge is not currently imposed but we reserve the right to do so.
Loan interest rate
We will charge interest on any amount you borrow from your policy. The interest charged on any loan is an effective annual rate of 4.25% in the first ten policy years and 3.00% thereafter. However, we reserve the right to increase the percentage after the tenth policy year to as much as 3.25%. (see “Policy loans”).
31

Transfer fee
We currently do not impose a fee upon transfers of policy value among the investment options, but reserve the right to impose a fee of up to $25 for any transfer beyond an annual limit (which will not be less than 12) to compensate us for the costs of processing these transfers (see “Market timing and disruptive trading practices”).
Supplementary benefits charges
Monthly charges for any supplementary insurance benefits added to the policy by means of a rider.
Surrender charge
A charge we deduct if the policy lapses or is surrendered within the first ten policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The surrender charge for the Base Face Amount is calculated as a level amount at issue and is stated in the Policy Specifications page of your policy. The surrender charge will reduce monthly over the surrender charge period as a percentage of the initial amount stated in the Policy Specifications of your policy. The percentage applied is dependent upon the policy year during which lapse or surrender occurs, as shown in the following table:
Policy Year	Percentage Applied
1	100%
2	90%
3	80%
4	70%
5	60%
6	50%
7	40%
8	30%
9	20%
10	10%
11+	0
The percentage is graded down proportionately at the beginning of each policy month until the next level is reached. The initial surrender charge at issue varies by the sex, issue age, and underwriting risk class of the insured persons. A pro-rata portion of the surrender charge will also be payable upon a requested reduction in the Base Face Amount. If approved, you may reduce up to 10% of your Base Face Amount without incurring the pro-rata surrender charge at that time. This surrender charge exemption does not apply to full surrenders or net cash surrender withdrawals (see “Surrender and withdrawals - Withdrawals” and “Requesting a decrease in coverage”). The pro-rata charge is calculated by dividing the reduction in Base Face Amount by the Base Face Amount immediately prior to the reductions and then multiplying the applicable surrender charge by that ratio.
Additional information about how certain policy charges work
Sales expenses and related charges
The premium and Face Amount charges help to compensate us for the cost of selling our policies (see “Description of charges at the policy level”). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the premium and Face Amount charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other charges with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the administrative charge may also be recovered from such other sources.
Method of deduction
We deduct the monthly deductions described in the Fee Tables section from your policy’s accounts (fixed and investment) in proportion to the amount of policy value you have in each, unless otherwise specified by you.
32

Special purchase programs for eligible classes
The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association’s capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.
The Statement of Additional Information (the “SAI”) contains additional information about any special purchase program we currently make available. For information as to how you may obtain a copy of the SAI, please see the last page of this prospectus.
Other charges we could impose in the future
Except for a portion of the premium charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected accounts. However, we expect that no such charge will be necessary.
We also reserve the right to increase the premium charge in order to correspond with changes in premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy. Premium taxes vary by jurisdiction and are subject to change. Currently, premium tax levels range from 0% to 3.5%.
Under current laws, we may incur state and local taxes (in addition to premium taxes). At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.
Description of charges at the portfolio level
The portfolios must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables of portfolio annual expenses under “Fee Tables”) are different for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any investment accounts you select. Expenses of the portfolios are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.
Other policy benefits, rights and limitations
Optional supplementary benefit riders you can add
When you apply for a policy, you can request any of the optional supplementary benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. You should consider how an optional rider may impact your overall insurance and financial objectives. Each rider contains specific details that you should review before you decide to choose the rider. Your registered representative can provide you with additional information regarding these riders. Charges for most riders will be deducted from the policy value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. We may add to, delete from or modify the list of optional supplementary benefit riders.
Return of Premium Death Benefit Rider
You may elect to have your policy issued with an optional Return of Premium Death Benefit Rider. This rider provides an additional death benefit payable upon the death of the last surviving insured person. The Return of Premium Death Benefit has an initial value equal to your initial premium times the “Percentage of Premium” you select (which may range between
33

0% and 100%). We show the Percentage of Premium you select in the Policy Specifications page. This benefit is only available to you if you elect death benefit Option 1.
Cash Value Enhancement Rider
Your policy may be issued with the Cash Value Enhancement Rider. The decision to add this rider to your policy must be made at issuance of the policy and, once made, is irrevocable. The benefit of this rider is that the cash surrender value of your policy is enhanced during the period for which surrender charges are applicable. Under the Cash Value Enhancement Rider, the enhancement is provided by reducing the surrender charge that would otherwise have applied upon full policy surrender or lapse. The Cash Value Enhancement Rider does not reduce the surrender charge upon decreases in Total Face Amount or partial withdrawals.
Under this rider, we will waive a portion of your surrender charges by the applicable Cash Value Waiver Percentage set forth in the table below. Your cash value enhancement is equal to the surrender charge times the applicable percentage as shown in the table below. We will then reduce the amount of your surrender charges by the amount of the cash value enhancement.
Policy Year	Cash Value Enhancement Waiver Percentage
1	90%
2	80%
3	60%
4	40%
5	20%
6+	0%
Overloan Protection Rider
This rider will prevent your policy from lapsing on any date if policy debt exceeds the death benefit. The benefit is subject to a number of eligibility requirements relating to, among other things, the number of years the policy has been in force, the attained age of the younger insured person, the death benefit option elected and the tax status of the policy.
When the Overloan Protection Benefit in this rider is invoked, all values in the investment accounts are immediately transferred to the fixed account and will continue to grow at the current fixed account interest rate. Transfer fees do not apply to these transfers. Thereafter, policy changes and transactions are limited as set forth in the rider; for example, death benefit increases or decreases, additional premium payments, policy loans, withdrawals, surrender and transfers are no longer allowed. Any outstanding policy debt will remain. Interest will continue to be charged at the policy's specified loan interest rate, and the policy's loan account will continue to be credited with the policy's loan interest credited rate. Any applicable No-Lapse Guarantee under the policy no longer applies, and any supplementary benefit rider requiring a monthly deduction will automatically be terminated.
When the Overloan Protection Rider causes the policy to be converted into a fixed policy, there is risk that the Internal Revenue Service could contend that the policy has been effectively terminated and that the outstanding loan balance should be treated as a distribution. Depending on the circumstances, all or part of such deemed distribution may be taxable as income. You should consult a tax adviser as to the risks associated with the Overloan Protection Rider.
Extended No-Lapse Guarantee Rider
You may elect the optional Extended No-Lapse Guarantee Rider at issue, which extends the No-Lapse Guarantee Period provided by your policy for the Base Face Amount to the earlier of: (a) termination of the policy or rider, (b) the number of years selected by the policy owner, subject to any applicable state limitations, or (c) age 90 of the younger insured person (or age 121 of the younger insured person as specified in certain policies). If you elect this rider, the policy will be marketed as “Protection SVUL.” You will pay an additional fee for this rider, which varies based on the individual characteristics of the insured persons, the length of the No-Lapse Guarantee Period you select and the Total Face Amount.
If you elected scheduled increases to your Supplemental Face Amount at issue you may not elect this rider.
If you purchase a policy with the Extended No-Lapse Guarantee Rider, we limit the investment accounts you may select. As of the effective date of this prospectus, the investment accounts available for policies purchased with the Extended No-Lapse Guarantee Rider are American Asset Allocation, Capital Appreciation Value, Core Strategy, Disciplined
34

Diversification, Lifestyle Aggressive MVP, Lifestyle Balanced MVP, Lifestyle Conservative MVP, Lifestyle Growth MVP, Lifestyle Growth PS, Lifestyle Moderate MVP, and Money Market. The Fixed Account is also currently an available investment option. The investment accounts available for policies purchased with the Extended No-Lapse Guarantee Rider are identified in your application. You must provide proper allocation instructions to one or more of the available investment accounts under this rider at the time you apply for your policy. If you request a transfer to an investment account that is not available under this rider, we will not process the transaction and will notify you that you must select a designated investment account under the rider. You may not change your premium payment allocation instructions to include an investment account that is not available under this rider. Accordingly, if you direct an additional premium payment to an investment account that is not available, we will instead apply that premium payment in accordance with your proper allocation instructions that are then in effect. We reserve the right to change the available investment accounts under this rider. You may contact our Service Office shown in the prospectus or your registered representative for more information on the available investment accounts under this rider.
Provided this benefit is in effect, we guarantee that during the Extended No-Lapse Guarantee Period, your policy will not go into default with respect to the Base Face Amount if the policy satisfies either one of the extended cumulative premium tests described below:
1)   Extended Cumulative Premium Test. This test will be performed as of the beginning of any policy month during the Extended No-Lapse Guarantee Period that your policy would otherwise be in default in the absence of this rider. Your policy will satisfy this test if the sum of the premiums received, less any policy debt, and less any withdrawals taken on or before the date of any test, is equal to or greater than the sum of the monthly Extended No-Lapse Guarantee Premiums due from the policy date to the date of this test.
2)   Early Funding Extended Cumulative Premium Test. This test will be performed as of the beginning of the policy month following the end of Policy Year 10, and, if satisfied on that date, may also be performed on additional testing dates during the Extended No-Lapse Guarantee Period. Your policy will satisfy this test if the sum of premiums received, less any policy debt and less any withdrawals taken on or before the date of any test, is equal to or greater than the Early Funding Extended No-Lapse Guarantee Premium. The Early Funding Extended Cumulative Premium Test will cease to apply if it is not satisfied as of the beginning of the policy month following the end of Policy Year 10.
The Extended No-Lapse Guarantee Premiums and the Early Funding Extended No-Lapse Guarantee Premiums are determined at policy issuance and depend upon the age and other insurance risk characteristics of the insured persons, as well as the amount of coverage and additional optional benefits and length of the guarantee period you select. The Extended No-Lapse Guarantee Premiums and the Early Funding Extended No-Lapse Guarantee Premiums are set forth in your policy and may be changed if any of the following occurs under your policy:
a)  the addition, termination or change of a supplementary benefit rider;
b)  a change of a death benefit option;
c)  a decrease in the Base Face Amount or in any Supplemental Face Amount; or
d)  a change in either of the insured persons' risk classification.
We will inform you of any change to the Extended No-Lapse Guarantee Premium or Early Funding Extended No-Lapse Guarantee Premium resulting from any of the above changes. Any change will be applied prospectively.
Grace Period. While the Extended No-Lapse Guarantee Rider is in effect, we will determine at the beginning of the policy month that your policy would otherwise be in default whether either of the extended cumulative premium tests described above have been met.
If neither of the extended cumulative premium tests have been met, then we will notify you that the policy is in default and allow a 61 day grace period in which you may make a premium payment sufficient to keep the policy out of default. This required payment, as described in the notification, will be equal to the lesser of:
a)  The amount necessary to bring the net cash surrender value to zero, plus an amount equal to three times the monthly deductions due on the date of default, plus the applicable premium charge; or
b)  The amount necessary to satisfy the Extended Cumulative Premium Test as of the date of default, plus the Extended No-Lapse Guarantee Premium for the next three policy months; or
35

c)  The amount necessary to satisfy the Early Funding Extended Cumulative Premium Test, provided the policy met the requirements for this test at the beginning of the policy month following the end of Policy Year 10 and the test has not ceased to apply.
If the required payment is not received by the end of the grace period, the Extended No-Lapse Guarantee and the policy will terminate. If you make the required payment under either (b) or (c) described above, only the Base Face Amount will remain in effect, and any Supplemental Face Amount and any supplementary benefit riders (unless otherwise stated therein) will terminate as of the end of the grace period.
If either of the extended cumulative premium tests have been satisfied while the policy would otherwise be in default, then the Base Face Amount will remain in effect, but any Supplemental Face Amount and any supplementary benefit riders (unless otherwise stated therein) will be subject to termination if a payment in the amount stated in (a) above is not received by the end of the grace period.
Termination. The Extended No-Lapse Guarantee Rider will terminate at the earliest of:
a)  the end of the Extended No-Lapse Guarantee Period shown in your policy;
b)  the end of the grace period for which you have not paid the amount necessary to bring this benefit out of default as set forth in your policy and rider;
c)  the date we approve your written request to increase the Supplemental Face Amount under your policy;
d)  the date your policy terminates; or
e)  the date we receive written request from you to terminate this rider.
The rider cannot be reinstated once terminated.
Four Year Term Rider
Subject to our underwriting practices, you may be eligible to elect the Four Year Term Rider at the time of policy issue. This rider provides an additional death benefit if the death of the last surviving insured person occurs during the four year period following policy issue.
In your application for this rider, you will tell us how much term insurance coverage you want on the lives of the insured persons. The benefit will take effect on the Policy Date stated in your Policy Specifications page and will terminate four years from that date. You may not renew this benefit once it has been terminated.
We will reduce the amount of insurance under this benefit proportionally upon the occurrence of any reduction in the Total Face Amount of your policy or upon a partial withdrawal. On receiving due proof of death of the last surviving insured person, we will pay the death benefit amount to the same beneficiary and in the same manner as the proceeds payable under your policy.
We do not currently charge a separate fee for this rider. If you elect the Return of Premium Death Benefit Rider or if you elect increases to your Supplemental Face Amount, you may not elect this rider.
Policy Split Option Rider
At the time of policy issue, you may elect this rider that will permit the Total Face Amount to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be canceled at any time and it will automatically terminate upon the death of either insured person.
Variations in policy terms
Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, terms and conditions of your insurance coverage may vary depending on where you purchase a policy. We disclose all material variations in this prospectus.
We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under “Special purchase programs for eligible classes.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.
36

Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.
Procedures for issuance of a policy
Generally, the policy is available with a minimum Total Face Amount at issue of $250,000 and a minimum Base Face Amount at issue of $250,000. At the time of issue, each insured person must have an attained age of no more than 90. Each insured person must meet certain health and other insurance risk criteria called “underwriting standards.”
Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy.
Commencement of insurance coverage
After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons' risk classification should be. After we approve an application for a policy and assign an appropriate insurance risk classification, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).
The policy will take effect only if all of the following conditions are satisfied:
•	The policy is delivered to and received by the applicant.
•	The Minimum Initial Premium is received by us.
•	Each insured person is living and there has been no deterioration in the insurability of the insured persons since the date of the application.
The date all of the above conditions are satisfied is referred to in this prospectus as the “Contract Completion Date.” If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “Policy Date.” That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the Policy Date.
Backdating
Under limited circumstances, we may backdate a policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the policy. The most common reasons for backdating are to preserve a younger age at issue for one or both of the insured persons or to retain a common monthly deduction date in certain corporate-owned life insurance cases involving multiple policies issued over time. If used to preserve age, backdating will result in lower insurance charges. However, monthly deductions will begin earlier than would otherwise be the case. Monthly deductions for the period the Policy Date is backdated will actually be deducted from policy value on the Contract Completion Date.
Temporary coverage prior to policy delivery
If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary survivorship term coverage will be subject to the terms and conditions described in the Temporary Life Insurance Agreement and Receipt attached to the application for the policy, including conditions to coverage and limits on amount and duration of coverage.
Monthly deduction dates
Each charge that we deduct monthly is assessed against your policy value at the close of business on the Policy Date and at the close of the first day in each subsequent policy month.
Changes that we can make as to your policy
We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.
37

In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. These changes include the following:
•	Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws.
•	Combining or removing fixed accounts or investment accounts.
•	Changes in the form of organization of any separate account.
Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.
The owner of the policy
Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term “you” in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.
While either of the insured persons is alive, you will have a number of options under the policy. These options include those listed below:
•	Determine when and how much you invest in the various accounts.
•	Borrow or withdraw amounts you have in the accounts.
•	Change the beneficiary who will receive the death benefit.
•	Change the amount of insurance.
•	Turn in (i.e., “surrender”) the policy for the full amount of its net cash surrender value.
•	Choose the form in which we will pay out the death benefit or other proceeds.
It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.
Policy cancellation right
You have the right to cancel your policy within ten days after you receive it (the period may be longer in some states). This is often referred to as the “free look” period. During this period, your premiums will be allocated as described under “Processing premium payments” in this prospectus. To cancel your policy, simply deliver or mail the policy to:
•	John Hancock USA at either of the addresses shown on the back cover of this prospectus, or
•	the John Hancock USA representative who delivered the policy to you.
The date of cancellation will be the date of such mailing or delivery. In most states, you will receive a refund of any premiums you’ve paid. In some states, the refund will be your policy value on the date of cancellation.
Reports that you will receive
At least annually, we will send you a statement setting forth at least the following information as of the end of the most recent reporting period: the amount of the death benefit, the portion of the policy value in the fixed account and in each investment account, premiums received and charges deducted from premiums since the last report, any outstanding policy loan (and interest charged for the preceding policy year), and any further information required by law. Moreover, you also will receive confirmations of premium payments, transfers among accounts, policy loans, partial withdrawals and certain other policy transactions.
Semi-annually we will send you a report containing the financial statements of the portfolios, including a list of securities held in each portfolio.
38

Assigning your policy
You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive a copy of the assignment at our Service Office. Nor are we responsible for the validity of the assignment or its efficacy in meeting your objectives. An absolute assignment is a change of ownership. All collateral assignees of record must usually consent to any surrender, withdrawal or loan from the policy.
When we pay policy proceeds
General
We will ordinarily pay any death benefit, withdrawal, surrender value or loan within seven days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary's name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information.
Delay to challenge coverage
We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified by the laws of the state in which your policy was issued.
Delay for check clearance
We reserve the right to defer payment of that portion of your policy value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed fifteen days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.
Delay of separate account proceeds
We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from an investment account if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the policy value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of policy value among the investment accounts may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.
Delay of general account surrender proceeds
State laws allow us to defer payment of any portion of the net cash surrender value derived from the fixed account for up to six months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.
How you communicate with us
General rules
You should mail or express all checks and money orders for premium payments and loan repayments to the John Hancock USA Service Office at the appropriate address shown on the back cover.
Under our current rules, certain requests must be made in writing and be signed and dated by you. Those requests include the following.
•	loans
39

•	surrenders or withdrawals
•	change of death benefit option
•	increase or decrease in Total Face Amount
•	change of beneficiary
•	election of payment option for policy proceeds
•	tax withholding elections
•	election of telephone/internet transaction privilege
The following requests may be made either in writing (signed and dated by you) or by telephone or fax or through the Company's secured website, if a special form is completed (see “Telephone, facsimile and internet transactions” below).
•	transfers of policy value among accounts
•	change of allocation among accounts for new premium payments
You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person's death and related documentation to our Service Office. We do not consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.
We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your John Hancock USA representative. Each communication to us must include your name, your policy number and the name of each of the insured persons. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.
Telephone, facsimile and internet transactions
If you complete a special authorization form, you can request transfers among accounts and changes of allocation among accounts simply by telephoning us at 1-800-827-4546 or by faxing us at 1-617-572-1571 or through the Company's secured website. Any fax or internet request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the accounts involved. We will honor telephone and internet instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone/internet transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line or internet usage. If this occurs, you should submit your request in writing.
If you authorize telephone or internet transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or internet instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions which are reasonably designed to confirm that instructions received by telephone or internet are genuine. These procedures include requiring personal identification, the use of a unique password for internet authorization, recording of telephone calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone or internet are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.
As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed, large or frequent transfers among investment options. To discourage disruptive trading, we have imposed certain transfer restrictions (see “Transfers of existing policy value”). In addition, we also reserve the right to change our telephone, facsimile and internet transaction privileges outlined in this section at any time, and to suspend or terminate any or all of those privileges with respect to any owners who we feel are abusing the privileges to the detriment of other owners.
Distribution of policies
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance
40

products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.
JH Distributors' principal address is 601 Congress Street, Boston, MA 02210 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).
We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate, Signator Investors, Inc., is one such broker-dealer. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.
Compensation
The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.
Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.
Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.
You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the SAI, which is available upon request.
Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.
The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 138% of target premium paid in the first policy year, and 8% of target premium paid in years 2-10. Compensation paid on any premium in excess of target will not exceed 10% in any year. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).
Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.
Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees,
41

payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.
Tax considerations
This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.
General
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.
The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.
Death benefit proceeds and other policy distributions
Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.
Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.
However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)
We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we
42

determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.
If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary's income.)
Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).
Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.
It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of amounts permitted under section 7702, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.
Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.
Policy loans
We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, an amount equal to any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Diversification rules and ownership of the Separate Account
Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.
In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner's gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the
43

policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 (T.D. 8101) stated that guidance would be issued in the form of regulations or rulings on “the extent to which policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.
The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.
We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.
7-pay premium limit and modified endowment contract status
At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.
The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.
Policies classified as modified endowment contracts are subject to the following tax rules:
•	First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
•	Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
•	Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
•	is made on or after the date on which the policy owner attains age 59½;
•	is attributable to the policy owner becoming disabled; or
•	is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.
These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.
Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.
Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be
44

recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.
All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
Corporate and H.R. 10 retirement plans
The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.
Withholding
To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions. Electing to have no withholding will not reduce your tax liability and may expose you to penalties under the rules governing payment of estimated taxes.
Life insurance purchases by residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.
Life insurance purchases by non-resident aliens
If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.
Life insurance owned by citizens or residents living abroad
If you are a U.S. citizen or permanent resident living outside the United States, you are still subject to income taxation by the United States. Since many countries tax on the basis of domicile, you may also be subject to tax in the country or territory in which you are living. The tax-deferred accumulation of gain that a life insurance policy provides under United States tax law may not be available under the tax laws of the country in which you are living. If you are living outside the United States or planning to do so, you should consult with a qualified tax adviser before purchasing or retaining ownership of a policy. If your policy is issued as a result of an exchange of a policy owned or issued outside the United States, you may be subject to tax in the country or territory in which you reside. You should consult with a qualified tax adviser before exchanging your policy issued outside of the United States for one issued within the United States.
Financial statements reference
The financial statements of John Hancock USA and the Separate Account can be found in the SAI. The financial statements of John Hancock USA should be distinguished from the financial statements of the Separate Account and should
45

be considered only as bearing upon the ability of John Hancock USA to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.
Registration statement filed with the SEC
This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.
Independent registered public accounting firm
The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2016 and 2015, and for each of the three years in the period ended December 31, 2016, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2016, and for each of the two years in the period ended December 31, 2016, appearing in this Prospectus and Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
46

In addition to this prospectus, John Hancock USA has filed with the SEC an SAI that contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements for John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.
JOHN HANCOCK USA SERVICE OFFICE
Overnight Express Delivery	Mail Delivery
Life Post Issue John Hancock Insurance Company 30 Dan Road, Suite #55979 Canton, MA 02021	Life Post Issue John Hancock Life Insurance Company PO Box 55979 Boston, MA 02205
Phone:	Fax:
1-800-827-4546	1-617-572-1571
Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.
1940 Act File No. 811-4834—1933 Act File No. 333-141692

Statement of Additional Information
dated May 1, 2017
for interests in
John Hancock Life Insurance Company (U.S.A.) Separate Account A
(Name of Registrant)
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)
(Name of Depositor)
This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting our Service Office by mail at Life Post Issue, John Hancock Insurance Company, PO Box 55979, Boston, MA 02205, or telephone at 1-800-827-4546.

Description of the Depositor
Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” John Hancock USA (“Depositor”) is a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. The Depositor is a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, the Depositor was known as The Manufacturers Life Insurance Company (U.S.A.).
The Depositor's ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.
Description of the Registrant
Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Registrant” or “Separate Account”), is a separate account established by the Depositor under Michigan law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Separate Account. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.
New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.
Services
Administration of policies issued by the Depositor and of registered separate accounts organized by the Depositor may be provided by other affiliates. Neither the Depositor nor the separate accounts are assessed any charges for such services.
Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111.
Independent registered public accounting firm
The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2016 and 2015, and for each of the three years in the period ended December 31, 2016, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2016, and for each of the two years in the period ended December 31, 2016, appearing in this Prospectus and Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Legal and Regulatory Matters
There are no legal proceedings to which the Depositor, the Separate Account or the principal underwriter is a party or to which the assets of the Separate Account are subject that are likely to have a material adverse effect on the Separate Account or the ability of the principal underwriter to perform its contract with the Separate Account or of the Depositor to meet its obligations under the policies.

Principal Underwriter/Distributor
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with the Depositor, is the principal distributor and underwriter of the securities offered through the prospectus. JH Distributors acts as the principal distributor of a number of other life insurance and annuity products we and our affiliates offer or maintain. JH Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other life insurance and annuity products we offer or maintain.
JH Distributors' principal address is 601 Congress Street, Boston, MA 02210, and it also maintains offices with us at 197 Clarendon Street, Boston, MA 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate Signator Investors, Inc. is one such broker-dealer.
The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2016, 2015, and 2014, was $100,416,732, $120,545,566, and, 132,392,739, respectively. JH Distributors did not retain any of these amounts during such periods.
The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.
Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:
•	Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
•	Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
•	Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.
Our affiliated broker-dealer, Signator Investors, Inc., may pay its respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.
Additional Information About Charges
A policy will not be issued until the underwriting process has been completed to our satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.
3

Special purchase programs for eligible classes
The policy may be available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.
333-85284	333-131299	333-157212
333-88748	333-141692	333-179570
333-71136	333-148991	333-193994
333-100597	333-151630	333-194818
333-124150	333-153252
4

AUDITED STATUTORY-BASIS FINANCIAL

STATEMENTS AND SUPPLEMENTARY

INFORMATION

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2016, 2015 and 2014

With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS AND SUPPLEMENTARY INFORMATION

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Years Ended December 31, 2016, 2015 and 2014

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) (the Company), which comprise the balance sheets as of December 31, 2016 and 2015, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2016, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Michigan Office of Financial and Insurance Regulation. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2, to meet the requirements of Michigan the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Office of Financial and Insurance Regulation, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 2. The effects on the accompanying financial statements of these variances are not reasonably determinable but are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2016 and 2015, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2016.

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2016 and 2015, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2016 in conformity with accounting practices prescribed or permitted by the Michigan Office of Financial and Insurance Regulation.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 29, 2017

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS – STATUTORY BASIS

	December 31,
	2016	2015

	(in millions)
Admitted assets
Cash and invested assets:
Bonds	$45,231	$44,463
Stocks:
Preferred stocks	25	23
Common stocks	1,063	658
Investments in affiliates	3,429	3,205
Mortgage loans on real estate	11,631	10,475
Real estate:
Company occupied	295	299
Investment properties	5,953	6,487
Cash, cash equivalents and short-term investments	3,879	4,528
Policy loans	2,722	3,718
Derivatives	10,851	11,001
Receivable for collateral on derivatives	-	26
Receivable for securities	18	5
Other invested assets	6,656	5,618

Total cash and invested assets	91,753	90,506
Investment income due and accrued	752	758
Premiums due and deferred	277	303
Amounts recoverable from reinsurers	280	162
Net deferred tax asset	177	-
Funds held by or deposited with reinsured companies	3,488	3,660
Other reinsurance receivable	200	670
Amounts due from affiliates	411	304
Other assets	1,407	1,755
Assets held in separate accounts	131,147	129,725

Total admitted assets	$229,892	$227,843

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS – STATUTORY BASIS

	December 31,
	2016	2015

	(in millions)
Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$67,125	$66,516
Policyholders’ and beneficiaries funds	2,717	2,624
Consumer notes	201	265
Dividends payable to policyholders	422	428
Policy benefits in process of payment	526	499
Other amount payable on reinsurance	830	480
Other policy obligations	60	68

Total policy and contract obligations	71,881	70,880
Payable to parent and affiliates	1,436	1,816
Transfers to (from) separate account, net	(423)	(540)
Asset valuation reserve	2,106	1,844
Reinsurance in unauthorized companies	3	3
Funds withheld from unauthorized reinsurers	7,463	7,784
Interest maintenance reserve	1,351	1,630
Current federal income taxes payable	230	-
Net deferred tax liability	-	387
Derivatives	5,370	6,094
Payables for collateral on derivatives	1,907	1,640
Payables for securities	28	42
Other general account obligations	1,239	1,094
Obligations related to separate accounts	131,147	129,725

Total liabilities	223,738	222,399

Capital and surplus:
Preferred stock (par value $1; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2016 and 2015)	-	-
Common stock (par value $1; 50,000,000 shares authorized; 4,728,939 shares issued and outstanding at December 31, 2016 and 2015)	5	5
Paid-in surplus	3,196	3,196
Surplus notes	585	990
Unassigned surplus	2,368	1,253

Total capital and surplus	6,154	5,444

Total liabilities and capital and surplus	229,892	227,843

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF OPERATIONS – STATUTORY-BASIS

	Years Ended December 31,
	2016	2015	2014

	(in millions)
Premiums and other revenues:
Life, long-term care and annuity premiums	$13,227	$16,323	$12,738
Consideration for supplementary contracts with life contingencies	201	140	183
Net investment income	4,308	4,387	4,297
Amortization of interest maintenance reserve	191	181	176
Commissions and expense allowance on reinsurance ceded	629	1,040	817
Reserve adjustment on reinsurance ceded	(7,297)	(16,494)	(10,652)
Separate account administrative and contract fees	1,697	1,786	1,841
Other revenue	434	415	467

Total premiums and other revenues	13,390	7,778	9,867

Benefits paid or provided:
Death, surrender and other contract benefits, net	10,220	9,762	9,064
Annuity benefits	1,622	1,796	1,733
Disability and long-term care benefits	664	647	584
Interest and adjustments on policy or deposit-type funds	94	91	125
Payments on supplementary contracts with life contingencies	191	179	170
Increase (decrease) in life and long-term care reserves	1,784	(2,506)	2,161

Total benefits paid or provided	14,575	9,969	13,837

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	1,049	1,289	1,203
General expenses	943	960	972
Insurance taxes, licenses and fees	171	145	138
Net transfers to (from) separate accounts	(5,581)	(6,554)	(8,229)
Investment income ceded	1,240	2,465	4,954
Other deductions	21	(160)	21

Total insurance expenses and other deductions	(2,157)	(1,855)	(941)

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	972	(336)	(3,029)
Dividends to policyholders	131	(36)	77

Income (loss) from operations before federal income taxes and net realized capital gains (losses)	841	(300)	(3,106)
Federal income tax expense (benefit)	(121)	(778)	(716)

Income (loss) from operations before net realized capital gains (losses)	962	478	(2,390)

Net realized capital gains (losses)	(933)	216	(74)

Net income (loss)	$29	$694	$(2,464)

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS – STATUTORY-BASIS

	Preferred and Common Stock	Paid-in Surplus	Surplus Notes	Unassigned Surplus (Deficit)	Total Capital and Surplus

	(in millions)
Balances at January 1, 2014	$5	$3,196	$990	$1,618	$5,809
Net income (loss)				(2,464)	(2,464)
Change in net unrealized capital gains (losses)				2,389	2,389
Change in net deferred income tax				973	973
Decrease (increase) in non-admitted assets				56	56
Change in liability for reinsurance in unauthorized reinsurance				3	3
Decrease (increase) in asset valuation reserves				(553)	(553)
Dividend paid to Parent				(500)	(500)
Change in surplus as a result of reinsurance				(252)	(252)
Other adjustments, net			-	(133)	(133)

Balances at December 31, 2014	5	3,196	990	1,137	5,328

Net income (loss)				694	694
Change in net unrealized capital gains (losses)				(394)	(394)
Change in net deferred income tax				(158)	(158)
Decrease (increase) in non-admitted assets				(43)	(43)
Decrease (increase) in asset valuation reserves				83	83
Dividend paid to Parent				(210)	(210)
Change in surplus as a result of reinsurance				107	107
Other adjustments, net			-	37	37

Balances at December 31, 2015	5	3,196	990	1,253	5,444

Net income (loss)				29	29
Change in net unrealized capital gains (losses)				569	569
Change in net deferred income tax				810	810
Decrease (increase) in non-admitted assets				(38)	(38)
Decrease (increase) in asset valuation reserves				(262)	(262)
Change in surplus as a result of reinsurance				(125)	(125)
Surplus note redemptions			(405)		(405)
Other adjustments, net			-	132	132

Balances at December 31, 2016	$5	$3,196	$585	$2,368	$6,154

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CASH FLOW – STATUTORY-BASIS

	Years Ended December 31,
	2016	2015	2014

	(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$13,411	$19,961	$12,924
Net investment income received	4,415	4,600	4,399
Separate account fees	1,697	1,786	1,841
Commissions and expenses allowance on reinsurance ceded	629	1,040	817
Miscellaneous income	595	2,852	450
Benefits and losses paid	(21,060)	(29,836)	(21,960)
Net transfers from (to) separate accounts	5,699	7,404	8,206
Commissions and expenses (paid) recovered	(2,873)	(5,153)	(7,147)
Dividends paid to policyholders	(137)	(250)	(89)
Federal and foreign income and capital gain taxes (paid) recovered	200	847	(382)

Net cash provided by (used in) operating activities	2,576	3,251	(941)

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	20,934	19,217	20,471
Stocks	239	190	130
Mortgage loans on real estate	1,283	1,834	1,789
Real estate	1,295	8	1,053
Other invested assets	485	955	941
Derivatives	-	32	-
Net gains (losses) on cash, cash equivalents and short term investments	(2)	(9)	3

Total investment proceeds	24,234	22,227	24,387

Cost of investments acquired:
Bonds	21,880	19,734	21,430
Stocks	652	848	234
Mortgage loans on real estate	2,440	1,715	1,088
Real estate	446	1,155	539
Other invested assets	1,429	905	1,281
Derivatives	1,420	-	739

Total cost of investments acquired	28,267	24,357	25,311
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	266	(904)	1,729
Net (increase) decrease in policy loans	932	(56)	150

Net cash provided by (used in) investment activities	(2,835)	(3,090)	955

Financing and miscellaneous activities
Surplus notes	(405)	-	-
Borrowed funds	(64)	(276)	(232)
Net deposits (withdrawals) on deposit-type contracts	93	(333)	(85)
Dividend paid to Parent	-	(210)	(500)
Other cash provided (applied)	(14)	(2,516)	3,756

Net cash provided by (used in) financing and miscellaneous activities	(390)	(3,335)	2,939

Net increase (decrease) in cash, cash equivalents and short-term investments	(649)	(3,174)	2,953
Cash, cash equivalents and short-term investments at beginning of year	4,528	7,702	4,749

Cash, cash equivalents and short-term investments at end of year	$3,879	$4,528	$7,702

Non-cash investing activities during the year:
Premium, deposit type contracts and other operating activity for New York Life (“NYL”) 2015 reinsurance transaction and other affiliate transactions, net	$650	$8,357	$-
Transfer of invested assets for NYL 2015 reinsurance transaction and other affiliates, net	(650)	(8,357)	-

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance and individual and group long-term care insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. On November 10, 2016, the Company announced the discontinuance of new sales of its individual long-term care product effective December 2, 2016. The Company is licensed to sell insurance in 49 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of the Company, acts as the principal underwriter of variable life contracts and other products issued by the Company.

The Company has two wholly-owned life insurance subsidiaries, John Hancock Life Insurance Company of New York (“JHNY”) and John Hancock Life & Health Insurance Company (“JHLH”).

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services (the “Insurance Department”). The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Michigan Director of the Department of Insurance and Financial Services (the “Director”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when either of the following two conditions exist: the entity either (1) has the intent to sell the debt security or (2) is more likely than not to be required to sell the debt security before its anticipated recovery. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Insurance subsidiaries are reported at their underlying statutory equity. Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported at Generally Accepted Accounting Principles (“GAAP”) equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying equity, plus the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. Investment income and operating expenses include rent for the Company’s occupancy of Company-owned properties.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other than hedging purposes or that do not meet the criteria to qualify for hedge accounting are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) which are carried based on the underlying GAAP equity, with the exception of affordable housing tax credit properties, which are

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding EDP equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill held by non-insurance subsidiaries is assessed in accordance with GAAP, subject to certain limitations for holding companies and foreign insurance subsidiaries.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2016, 2015 and 2014, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally furniture and equipment, prepaid expenses, and other assets not specifically identified as an admitted asset within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Policy Reserves: Reserves for life, long-term care, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Insurance Department.

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of Asset Adequacy Testing (“AAT”) indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in-force. This includes asset adequacy testing required under NAIC Actuarial Guideline 38 Section 8D (“AG 38 8D”). The Company recorded gross reserves of $635 million and $791 million for the calculation required under AG 38 8D, of which $345 million and $465 million was ceded to Manulife Reinsurance Limited (“MRL”) under an existing coinsurance transaction at December 31, 2016 and 2015, respectively. At December 31, 2016 and 2015, the Company held reserves of $930 million and $920 million, respectively, on insurance in-force for which gross premiums were less than net premiums according to the standard of valuation set by the State of Michigan.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980, and 2001 Commissioner’s Standard Ordinary and American Experience Mortality Tables. Methods used include the net level premium method principally for policies issued prior to 1978, a modified preliminary term method, and the Commissioner’s Reserve Valuation Method.

•

Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983, and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the 2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•	Long-term care reserves are generally calculated using the one-year preliminary term method based on various mortality, morbidity, and lapse tables.

•

The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31, 2016 or 2015. Mean reserves are determined by computing the terminal reserve for the plan at the rated age and assuming annual premiums have been paid as of the valuation date. For certain policies with substandard table ratings, mean reserves are based on rated mortality from 125% to 500% of standard rating; for certain policies with flat extra ratings, mean reserves are based on standard mortality rates increased by 1 to 25 deaths per thousand. An asset is recorded for deferred premiums, net of loading, to adjust the reserve for modal premium payments.

•	For long-term care, the interpolated reserve method is used to adjust the calculated terminal reserve, and in addition an unearned premium reserve is held.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•

Reserves for variable deferred annuity contracts are calculated in accordance with NAIC Actuarial Guideline 43, and primarily use the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The reserve is based on the worst present value of accumulated losses from the perspective of the Company. The liability is evaluated under both a standard scenario and stochastic scenario, and the Company holds the higher of the standard or stochastic values.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of Michigan to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions allowed by reinsurers on

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial consideration is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net unrealized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the Statements of Operations that differ from the federal statutory tax rate.

Participating Insurance and Policyholder Dividends: Participating business represented approximately 15% and 15% of the Company’s aggregate reserve for life contracts at December 31, 2016 and 2015. The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company. John Hancock Life Insurance Company (“JHLICO”) was a predecessor company that was merged into JHUSA on December 31, 2009. For additional information on the closed blocks, see the Reinsurance and Closed Block Note.

Surplus Notes: Surplus notes are reported in capital and surplus, and the interest expense is not accrued unless approved for payment by the Insurance Department.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, long-term care, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk, except for term certain supplementary contracts, consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

3. Permitted Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of Michigan’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Michigan for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Director has the authority to prescribe or permit other specific practices that deviate from prescribed practices.

As of December 31, 2016 and 2015, the Director had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

Adoption of New Accounting Standards

In March 2015, the NAIC adopted revisions to Statement of Statutory Accounting Principles (“SSAP”) No. 1, Disclosure of Accounting Policies, Risks and Uncertainties and Other Disclosures (“SSAP 1”) regarding management’s assessment of an entity’s ability to continue as a going concern. The pronouncement requires management to assess the entity’s ability to continue as a going concern, and provide footnote disclosures when conditions give rise to substantial doubt about an entity’s ability to continue as a going concern within one year from the financial statement issuance date. The new guidance is effective December 31, 2016. The guidance had no impact on the Company’s financial position, results of operations, and financial statement disclosures.

In December 2014, the NAIC adopted revisions to SSAP No. 40R, Real Estate Investments (“SSAP 40R”) which became effective January 1, 2015 allowing real estate property investments that are wholly-owned by a LLC that are directly and wholly-owned by the reporting entity to be reported as real estate. For these investments previously reported within SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies (“SSAP 48”), and owned as of the effective date, the Company recorded a $248 million reduction in other invested assets, and a corresponding increase in real estate investment property holdings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

4. Accounting Changes - (continued)

Future Adoption of New Accounting Standards

In August, 2016, the NAIC adopted substantive revisions to SSAP No. 51 – Life Contracts in order to allow principle-based reserving (“PBR”) for life insurance contracts as specified in the Valuation Manual. Current statutory accounting guidance refers to existing model laws for reserving guidance which are primarily based on formulaic methodology. Also, in June 2016, the NAIC adopted updates to Appendix A-820: Minimum Life and Annuity Reserve Standards as part of the PBR project, which incorporate relevant aspects of the 2009 revisions to the Standard Valuation Law (Model #820) into Appendix A-820. The effective date is January 1, 2017 and companies are allowed to defer adoption for three years until January 1, 2020. The Company has opted to postpone implementation of PBR until 2020 and is currently assessing the impact of these revisions on its financial statements. Adoption will be on a prospective basis for policies issued on or after the adoption date, therefore, we expect no impact to surplus upon adoption.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2016, 2015 and 2014.

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2016:
U.S. government and agencies	$4,896	$240	$(96)	$5,040
States and political subdivisions	2,625	431	(19)	3,037
Foreign governments	2,683	124	(13)	2,794
Corporate bonds	28,746	2,442	(306)	30,882
Mortgage-backed and asset-backed securities	6,281	382	(61)	6,602

Total bonds	$45,231	$3,619	$(495)	$48,355

December 31, 2015:
U.S. government and agencies	$5,378	$348	$(46)	$5,680
States and political subdivisions	2,666	435	(11)	3,090
Foreign governments	2,737	201	(16)	2,922
Corporate bonds	27,480	1,935	(655)	28,760
Mortgage-backed and asset-backed securities	6,202	389	(93)	6,498

Total bonds	$44,463	$3,308	$(821)	$46,950

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2016, by contractual maturity, is as follows:

	Carrying Value	Fair Value

	(in millions)
Due in one year or less	$821	$834
Due after one year through five years	6,066	6,219
Due after five years through ten years	6,520	6,694
Due after ten years	25,543	28,006
Mortgage-backed and asset-backed securities	6,281	6,602

Total	$45,231	$48,355

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

	December 31,
	2016	2015

	(in millions)
At fair value:
Bonds pledged in support of over-the-counter derivative instruments	$317	$244
Bonds pledged in support of exchange-traded futures	533	609
Bonds and cash pledged in support of cleared interest rate swaps	278	120

Total fair value	$1,128	$973

At carrying value:
Bonds on deposit with government authorities	$15	$16
Mortgage loans pledged in support of real estate	16	17
Bonds held in trust	93	92
Pledged collateral under reinsurance agreements	4,101	3,407

Total carrying value	$4,225	$3,532

At December 31, 2016 and 2015, the Company held below investment grade corporate bonds of $2,626 million and $2,047 million, with an aggregate fair value of $2,803 million and $1,990 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security, other than loan-backed and structured securities, is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

The following tables disclose the impact of Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Net Present Value (NPV) of Projected Cash Flows (CF) less than Book Value (BV) by CUSIP:

Year Ended December 31, 2016

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

	$-	$-	$-	$-	$-
	-	-	-	-	-
	-	-	-	-	-
	-	-	-	-	-
	-	-	-	-	-
	-	-	-	-	-
	-	-	-	-	-
	-	-	-	-	-
	-	-	-	-	-

Total	$-	$-	$-	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Year Ended December 31, 2015

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

36242DFH1	$3	$1	$2	$1	$1
75970NBK2	-	-	-	-	-
94981QAZ1	-	-	-	-	-
805564PN5	2	2	-	2	2
36242DFH1	1	1	-	1	1
55265KS34	1	1	-	1	1
75970NBK2	-	-	-	-	-
126671TU0	-	-	-	-	-
294751CT7	1	1	-	1	1

Total	$8	$6	$2	$6	$6

All impaired securities which have fair value less than cost or amortized cost, for which an other-than-temporary impairment has not been recognized in income as a realized loss, including securities with a recognized other-than-temporary impairment for non-interest related declines when a non-recognized interest related impairment remains.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2016:
U.S. government and agencies	$2,087	$(96)	$-	$-	$2,087	$(96)
States and political subdivisions	286	(10)	32	(9)	318	(19)
Foreign governments	49	(1)	46	(12)	95	(13)
Corporate bonds	6,470	(218)	1,046	(88)	7,516	(306)
Mortgage-backed and asset-backed securities	1,401	(42)	149	(19)	1,550	(61)
Total	$10,293	$(367)	$1,273	$(128)	$11,566	$(495)

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2015:
U.S. government and agencies	$3,260	$(46)	$-	$-	$3,260	$(46)
States and political subdivisions	213	(10)	11	(1)	224	(11)
Foreign governments	16	(3)	46	(12)	62	(15)
Corporate bonds	8,424	(482)	1,167	(174)	9,591	(656)
Mortgage-backed and asset-backed securities	1,744	(57)	242	(36)	1,986	(93)
Total	$13,657	$(598)	$1,466	$(223)	$15,123	$(821)

At December 31, 2016 and 2015, there were 626 and 889 bonds that had a gross unrealized loss, of which the single largest unrealized loss was $51 million and $25 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

For the years ended December 31, 2016, 2015 and 2014, realized capital losses include $61 million, $28 million, and $24 million related to bonds that have experienced an other-than-temporary decline in value and were comprised of 8, 13, and 21 securities, respectively. These are primarily made up of impairments on public and private bonds and sub-prime mortgage-backed securities.

The total recorded investment in restructured corporate bonds at December 31, 2016, 2015 and 2014 was $16 million, $18 million, and $17 million, respectively. There were 2, 0, and 2 restructured corporate bonds for which an impairment was recognized during 2016, 2015 and 2014, respectively. The Company accrues interest income on impaired securities to the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The sales of investments in bonds resulted in the following:

	Years Ended December 31,
	2016	2015	2014

	(in millions)
Proceeds	$20,018	$17,078	$18,292
Realized gross gains	524	500	579
Realized gross losses	(112)	(123)	(111)

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2016 and 2015.

Affiliate Transactions

In 2016, the Company transferred certain bonds to an affiliate, John Hancock Reassurance Company Limited (“JHRECO”) in lieu of a reinsurance cash settlement. These bonds had a book value of $676 million and fair value of $751 million. The Company recognized $75 million in pre-tax realized gains before transfer to the interest maintenance reserve (“IMR”).

In 2016, the Company sold certain bonds to an affiliate, Manulife Financial Singapore (“MLS”). These bonds had a book value of $93 million and fair value of $100 million. The Company recognized $7 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate, Manubank (“MB”). These bonds had a book value of $12 million and fair value of $12 million. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate Manulife International Ltd (“MIL”). These bonds had a book value of $67 million and fair value of $75 million. The Company recognized $8 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate Manulife Reinsurance Ltd (“MLRL”). These bonds had a book value of $25 million and fair value of $29 million. The Company recognized $4 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate Manulife Reinsurance Ltd Partner (“MSLP”). These bonds had a book value of $211 million and fair value of $221 million. The Company recognized $10 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company received, at fair value, certain bonds from an affiliate, JHNY in lieu of reinsurance cash settlement, for $26 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, JHNY, for $343 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, MIL, for $60 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, MLRL, for $29 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, MLS, for $21 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, John Hancock Life & Health Insurance Company (“JHLH”), for $140 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

In 2015, the Company transferred certain bonds to an affiliate, JHRECO in lieu of a reinsurance cash settlement. These bonds had a book value of $537 million and fair value of $609 million. The Company recognized $72 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds to an affiliate, Bermuda Branch of The Manufacturers Life Insurance Company (“BBMLI”). These bonds had a book value of $270 million and fair value of $284 million at the date of the transaction. The Company recognized $15 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds to an affiliate, Manufacturers International Limited (Hong Kong) (“MIL”). These bonds had a book value of $298 million and fair value of $332 million at the date of the transaction. The Company recognized $33 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds to an affiliate, MLS. These bonds had a book value of $135 million and fair value of $147 million at the date of the transaction. The Company recognized $12 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds with an affiliate, Manulife Japan (“MLJ”). These bonds had a net book value of $224 million and fair value of $248 million at the date of the transaction. The Company recognized $24 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company acquired, at fair value, certain bonds from an affiliate, JHNY, for $152 million.

In 2015, the Company acquired, at fair value, certain bonds from an affiliate, JHLH, for $282 million.

In 2014, JHUSA sold certain bonds to an affiliate, MLI. These bonds had a book value of $178 million and a fair value of $206 million at the date of the transaction. The Company recognized $28 million in pre-tax realized gains which was deferred in the IMR.

In 2014, JHUSA sold certain bonds to an affiliate, MIL. These bonds had a book value of $371 million and a fair value of $433 million in exchange for certain bonds from MIL with a book value of $389 million and fair value of $435 million at the date of the transaction. The Company recognized $62 million in pre-tax realized gains which was deferred in the IMR.

In 2014, JHUSA sold certain bonds to an affiliate, JHRECO. These bonds had a book value of $244 million and fair value of $284 million in exchange for certain bonds from JHRECO with a book value of $282 million and fair value of $291 million at the date of the transaction. The Company recognized $41 million in pre-tax realized gains which was deferred in the IMR.

In 2014, JHUSA acquired certain and sold certain bonds from an affiliate, JHNY. These bonds had a net book value of $165 million and a fair value of $188 million at the date of the transactions. The Company recognized $1 million in pre-tax realized gains before transfer to the IMR.

In 2014, JHUSA acquired, at fair value, certain bonds from an affiliate, JHLH, for $72 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Preferred and Common Stocks

Cost and Fair Value of the Company’s investments in Preferred and Common Stocks are summarized as follow:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2016:
Preferred stocks:
Nonaffiliated	$25	$15	$-	$40
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	949	126	(12)	1,063
Affiliates*	1,387	2,042	-	3,429

Total stocks	$2,361	$2,183	$(12)	$4,532

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2015:
Preferred stocks:
Nonaffiliated	$23	$11	$-	$34
Affiliates	3	-	(3)	-
Common stocks:
Nonaffiliated	634	64	(40)	658
Affiliates*	971	2,241	(7)	3,205

Total stocks	$1,631	$2,316	$(50)	$3,897

*	Affiliates — fair value represents the carrying value

At December 31, 2016 and 2015, there were 192 and 276 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $3 million and $19 million at December 31, 2016 and 2015, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2016, 2015 and 2014, realized capital losses include $24 million, $4 million, $2 million and related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 108, 115, and 33 securities, respectively. These are primarily made up of impairments on public and private common stocks.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Mortgage Loans on Real Estate

At December 31, 2016 and 2015, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2016:
Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,501	East North Central	$1,554
Industrial	872	East South Central	167
Office buildings	3,064	Middle Atlantic	1,856
Retail	3,538	Mountain	531
Agricultural	157	New England	572
Agribusiness	424	Pacific	3,581
Mixed use	22	South Atlantic	2,381
Other	1,060	West North Central	399
Allowance	(7)	West South Central	511
		Canada / Other	86
		Allowance	(7)

Total mortgage loans on real estate	$11,631	Total mortgage loans on real estate	$11,631

December 31, 2015:
Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,206	East North Central	$1,445
Industrial	739	East South Central	157
Office buildings	2,562	Middle Atlantic	1,599
Retail	3,278	Mountain	516
Agricultural	171	New England	586
Agribusiness	471	Pacific	3,210
Mixed use	22	South Atlantic	1,986
Other	1,034	West North Central	449
Allowance	(8)	West South Central	453
		Canada / Other	82
		Allowance	(8)

Total mortgage loans on real estate	$10,475	Total mortgage loans on real estate	$10,475

The aggregate mortgages outstanding to any one borrower do not exceed $260 million.

During 2016, the respective maximum and minimum lending rates for mortgage loans issued were 0.00% and 0.00% for agricultural loans and 5.51% and 2.80% for commercial loans. The Company issued no purchase money mortgages in 2016 and 2015. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed, or purchase money mortgages does not exceed 75%. Impaired mortgage loans without an allowance for credit losses were $0 million, $0 million, and $0 million at December 31, 2016, 2015 and 2014, respectively. The average recorded investment in impaired loans was $25 million, $34 million, and $41 million at December 31, 2016, 2015 and 2014, respectively. The Company recognized $1 million, $2 million, and $3 million of interest income during the period the loans were impaired for the years ended December 31, 2016, 2015 and 2014, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2016	2015

	(in millions)
AAA	$232	$345
AA	2,678	1,974
A	5,555	4,685
BBB	3,037	3,251
BB	111	177
B and lower and unrated	18	43

Total	$11,631	$10,475

Affiliate Transactions

In 2015, the Company sold certain mortgages to an affiliate, JHNY. These mortgages had a book value of $67 million and fair value of $73 million at the date of the transaction. The Company recognized $5 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain mortgages to an affiliate, JHLH. These mortgages had a book value of $2 million and fair value of $2 million at the date of the transaction. The Company recognized $0 million in pre-tax realized gains before transfer to the IMR.

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2016	2015

	(in millions)
Properties occupied by the company	$392	$381
Properties held for the production of income	6,150	7,178
Properties held for sale	395	-
Less accumulated depreciation	(689)	(773)

Total	$6,248	$6,786

The Company recorded $38 million, $0 million, and $0 million of impairments on real estate investments during the years ended December 31, 2016, 2015 and 2014, respectively.

On May 20, 2016, the Company entered into an arrangement to sell three real estate properties to Manulife U.S. Real Estate Investment Trust (“REIT”) for $777 million. These properties had a book value of $524 million and fair value of $769

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

million. Approximately 62% of the $245 million gain from operations was ceded to an affiliate reinsurer. The Company recognized an after-tax gain, after reinsurance of $60 million.

On December 12, 2014, the Company entered into an arrangement with Allianz to co-invest up to $1 billion in the U.S. real estate market. As part of this arrangement, the Company sold 100% of certain real estate holding to an unaffiliated joint venture limited partnership (“LP”) in return for cash and a 20% equity interest in the LP. These properties had a book value of $343 million and fair value of $545 million, which resulted in a gain to operations of $161 million (after 20% deferral of realized gain). The Company provides the LP with property management services and through a wholly-owned subsidiary provides the LP with asset management services.

Affiliate Transactions

In 2014, JHUSA acquired, at fair value, real estate from an affiliate, JHNY, for approximately $33 million.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2016 and 2015.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $99 million, $120 million, and $3 million of impairments on partnerships and LLCs during the years ended December 31, 2016, 2015 and 2014, respectively. These impairments are based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of an other invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Other

The subprime lending sector, also referred to as B-paper, near-prime, or second chance lending, is the sector of the mortgage lending industry which lends to borrowers who do not qualify for prime market interest rates because of poor or insufficient credit history.

For purposes of this disclosure, subprime exposure is defined as the potential for financial loss through direct investment, indirect investment, or underwriting risk associated with risk from the subprime lending sector. For purposes of this note, subprime exposure is not limited solely to the risk associated with holding direct mortgage loans, but also includes any indirect risk through investments in asset-backed or structured securities, hedge funds, common stock, subsidiaries and affiliates, and insurance product issuance.

Although it can be difficult to determine the indirect risk exposures, it should be noted that not only does it include expected losses, it also includes the potential for losses that could occur due to significantly depressed fair value of the related assets in an illiquid market.

The Company had no direct exposure through investments in subprime mortgage loans as of December 31, 2016 or 2015.

Management considers several factors when classifying a structured finance or residential mortgage-backed security holding as “subprime” or placing a security in the highest risk category. These factors include the transaction’s weighted average FICO or credit score, loan-to-value ratio (LTV), geographic composition, lien position, loan purpose, and loan documentation.

The Company has entered into certain repurchase agreements with an aggregate carrying value of $0 million and $0 million as of December 31, 2016 and 2015, respectively. For such agreements, the Company agrees to a specified term, price, and interest rate through the date of the repurchase.

The Company established a facility with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”) whereby cash collateral can be received under a repurchase agreement program. There was no repurchase agreement activity in 2016.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

For securities lending transactions, the Company’s policy is to require a minimum of 102% of the fair value of securities loaned to be maintained as non-cash collateral. Positions are marked to market and adjusted on a daily basis to ensure the 102% margin requirement is maintained. There were no securities on loan as of December 31, 2016 and 2015.

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	2016	2015	2014

	(in millions)
Income:
Bonds	$2,232	$2,231	$2,378
Preferred stocks	-	-	2
Common stocks	225	372	76
Mortgage loans on real estate	609	670	738
Real estate	762	722	669
Policy loans	167	190	287
Cash, cash equivalents and short-term investments	18	8	7
Other invested assets	506	466	464
Derivatives	594	520	452
Other income	30	27	23

Total investment income	5,143	5,206	5,096
Expenses
Investment expenses	(529)	(533)	(516)
Investment taxes, licenses and fees, excluding federal income taxes	(94)	(84)	(85)
Investment interest expense	(82)	(84)	(91)
Depreciation on real estate and other invested assets	(130)	(118)	(107)

Total investment expenses	(835)	(819)	(799)

Net investment income	$4,308	$4,387	$4,297

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	2016	2015	2014

	(in millions)
Realized capital gains (losses)	$(494)	$965	$431
Less amount transferred to the IMR (net of related tax benefit (expense) of $31 in 2016, $(138) in 2015, and $(66) in 2014)	(57)	256	123

Realized capital gains (losses) before tax	(437)	709	308
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	496	493	382

Net realized capital gains (losses)	$(933)	$216	$(74)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, credit and equity market prices.

Over-the-counter (“OTC”) swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Swaptions are contractual agreements whereby the holder has the right, but not obligation, to enter into a given swap agreement on a specified future date.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, pre-payable interest rate swap agreements, swaptions, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements and interest rate treasury locks to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in other hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in effective hedge accounting relationships and other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

The Company also uses interest rate floors and swaptions primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in other hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in effective hedge accounting relationships and other hedging relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in effective hedge accounting relationships and other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options that are exchange-traded in other hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Credit Contracts. The Company manages credit risk through the issuance of credit default swaps (“CDS”) or the purchase of credit default swap index (“CDX”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

A CDX is similar to a CDS in that it is a credit derivative used to hedge credit risk; however, it uses a basket of credit entities or indexes rather than a single reference entity or index. CDX is a standardized credit security and it is cleared through a clearing house.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Replication Synthetic Assets. Replication synthetic asset transactions (“RSATs”) are derivative transactions made in combination with a cash instrument in order to reproduce the investment characteristic of an otherwise permissible investment. The Company uses interest rate swaps and credit default swaps in these transactions when direct investments are either too expensive to acquire or otherwise unavailable in the market. Such derivatives can only be RSATs and not hedging vehicles.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships, and RSATs:

		December 31, 2016
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$2,982	$-	$-	$398	$177
	Foreign currency swaps	63	1	8	-	16

Cash flow hedges	Interest rate swaps	9,443	-	-	1,164	282
	Foreign currency swaps	1,550	143	79	375	316
	Foreign currency forwards	209	-	-	-	17
	Equity total return swaps	33	-	-	11	-

Total Derivatives in Effective Hedge Accounting Relationships		$14,280	$144	$87	$1,948	$808

Other Hedging Relationships
	Interest rate swaps	$122,946	$9,855	$4,808	$9,855	$4,808
	Interest rate treasury locks	10,579	243	467	243	467
	Interest rate options	6,994	280	-	280	-
	Interest rate futures	-	-	-	-	-
	Foreign currency swaps	322	78	5	78	5
	Foreign currency forwards	77	8	-	8	-
	Foreign currency futures	-	-	-	-	-
	Equity total return swaps	140	10	3	10	3
	Equity index options	3,428	232	-	232	-
	Equity index futures	-	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$144,486	$10,706	$5,283	$10,706	$5,283

Replication Synthetic Asset Transactions
	Interest rate swaps	$3,135	$-	$-	$86	$115
	Credit default swaps	65	1	-	1	-

Total Derivatives in Replication Synthetic Asset Transactions		$3,200	$1	$-	$87	$115

Total Derivatives		$161,966	$10,851	$5,370	$12,741	$6,206

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

		December 31, 2015
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$3,553	$-	$-	$457	$256
	Foreign currency swaps	142	10	7	1	24

Cash flow hedges	Interest rate swaps	10,358	-	-	1,516	267
	Foreign currency swaps	1,571	168	93	420	339
	Foreign currency forwards	288	-	-	-	31
	Equity total return swaps	26	-	-	-	1

Total Derivatives in Effective Hedge Accounting Relationships		$15,938	$178	$100	$2,394	$918

Other Hedging Relationships
	Interest rate swaps	$149,942	$10,043	$5,770	$10,043	$5,770
	Interest rate treasury locks	8,429	364	153	364	153
	Interest rate options	4,253	144	-	144	-
	Interest rate futures	4,656	-	-	-	-
	Foreign currency swaps	972	123	62	123	62
	Foreign currency forwards	73	8	-	8	-
	Foreign currency futures	1,842	-	-	-	-
	Equity total return swaps	131	2	1	2	1
	Equity index options	2,878	138	8	138	8
	Equity index futures	9,169	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$182,345	$10,822	$5,994	$10,822	$5,994

Replication Synthetic Asset Transactions
	Interest rate swaps	$2,385	$-	$-	$90	$13
	Credit default swaps	295	1	-	3	-

Total Derivatives in Replication Synthetic Asset Transactions		$2,680	$1	$-	$93	$13

Total Derivatives		$200,963	$11,001	$6,094	$13,309	$6,925

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2016, 2015 and 2014, respectively, the Company recorded unrealized gains (losses) of $436 million, ($33) million, and $1,215 million, respectively, related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps and currency forwards to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the year ended December 31, 2016, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 30 years.

Derivatives Not Designated as Hedging Instruments in Effective Hedge Accounting or RSAT Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, and interest rate futures contracts to manage interest rate risk, total return swap agreements to manage equity risk, and CDS to manage credit risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), equity index options, and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity and currency futures, as well as equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

For the years ended December 31, 2016, 2015 and 2014 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2016	2015	2014

	(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$773	$367	$2,043
Interest rate treasury locks	(435)	(728)	1,323
Interest rate options	(8)	16	67
Foreign currency swaps	(31)	-	(5)
Foreign currency forwards	-	5	4
Equity total return swaps	(4)	2	-
Equity index options	68	(76)	(23)
Credit default swaps	-	-	-

Total net unrealized capital gain (loss)	$363	$(414)	$3,409

Net realized capital gain (loss):
Interest rate swaps	$(490)	$(495)	$(178)
Interest rate treasury locks	342	446	157
Interest rate options	-	-	-
Interest rate futures	(23)	(25)	(141)
Foreign currency swaps	3	4	18
Foreign currency forwards	24	26	1
Foreign currency futures	94	99	165
Equity total return swaps	(9)	11	24
Equity index options	(98)	(18)	5
Equity index futures	(1,007)	(42)	(692)
Credit default swaps	-	-	-
Commodity futures	-	-	-

Total net realized capital gain (loss)	$(1,164)	$6	$(641)

Total gain (loss) from derivatives in other hedging relationships	$(801)	$(408)	$2,768

The Company also deferred net realized gains (losses) of ($526) million, ($495) million, and ($192) million (including ($490) million, ($495) million, and ($174) million of losses for derivatives in other hedging relationships, respectively) related to interest rates for the years ended December 31, 2016, 2015 and 2014, respectively. Deferred net realized gains and losses are reported in IMR and amortized over the remaining period to expiration date.

Credit Default Swaps

The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. In addition, the Company replicates the exposure of a basket of entities using CDX with complementary cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The following table provides details of the CDS protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2016 and 2015, respectively

	December 31, 2016			December 31, 2015

	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]

	(in millions)
Single name CDS[1]
Corporate debt
AAA	$10	$-	2	$35	$-	1
AA	10	-	1	95	1	1
A	45	1	1	165	2	1
BBB	-	-	-	-	-	-

Total CDS protection sold	$65	$1		$295	$3

[1]

The rating agency designations are based on S&P where available followed by Moody’s, Dominion Bond Rating Services (DBRS), and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

[2]

Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.

[3]	The weighted average maturity of the CDS is weighted based on notional amounts.

The Company holds no purchased credit protection at December 31, 2016 and 2015. The average credit rating of the counterparties guaranteeing the underlying credits is A and the weighted average maturity is 1 year.

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2016 and 2015, the Company accepted collateral consisting of cash of $1,907 million and $1,640 million, and various securities with a fair value of $4,656 million and $5,014 million, respectively, which is held in separate custodial accounts and not reflected within these financial statements. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements and credit default swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Transactions with Affiliates

The Company has entered into a currency swap agreement with JHFC which was recorded at fair value. JHFC utilizes the currency swap to hedge currency exposure on foreign currency financial instruments. The Company has also entered into currency swap agreements with external counterparties which offset the currency swap agreement with JHFC. As of December 31, 2016 and 2015, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $315 million and $397 million, respectively.

The Company has entered into equity total return swap agreements with MLI which are recorded at fair value. JHUSA utilizes the equity total return swaps to hedge equity exposure on restricted share units (“RSU”). As of December 31, 2016, the equity total return swap agreements with MLI had a fair value of $16 million.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include bonds and preferred stocks carried at the lower of cost or fair value due to their SVO quality rating, common stocks, derivatives, and separate account assets.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

Bonds — For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate — The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

Cash, Cash Equivalents and Short-Term Investments — The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans — These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves — Policy reserves consists of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries Funds — Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Effective December 31, 2016, fair value disclosure is no longer required for those balances that can be withdrawn by

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

Consumer Notes – The fair value of consumer notes is determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 — Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 — Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most bonds are classified within Level 2. Also, included in the Level 2 category are certain separate account assets and derivative assets and liabilities.

•

Level 3 — Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include impaired bonds and less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves. However, certain OTC derivatives may rely on inputs that are significant to the fair value, that are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a non-unitized fund, the fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts primarily include: investments in mutual funds, bonds, common stock, short-term investments, real estate, and cash and cash equivalents. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry them at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

	December 31, 2016
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3
	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$17	$17	$-	$-	$17
Loan-backed and structured securities	7	7	-	-	7

Total bonds with NAIC 6 rating	24	24	-	-	24
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	1,063	1,063	894	-	169

Total common stocks	1,063	1,063	894	-	169
Derivatives:
Interest rate swaps	9,855	9,855	-	9,855	-
Interest rate treasury locks	243	243	-	1	242
Interest rate options	280	280	-	108	172
Interest rate futures	-	-	-	-	-
Foreign currency swaps	78	78	-	78	-
Foreign currency forwards	8	8	-	8	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	10	10	-	-	10
Equity index options	232	232	-	97	135
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	10,706	10,706	-	10,147	559
Assets held in separate accounts	131,147	131,147	125,847	3,404	1,896

Total assets	$142,940	$142,940	$126,741	$13,551	$2,648

Liabilities:
Derivatives:
Interest rate swaps	$4,808	$4,808	$-	$4,773	$35
Interest rate treasury locks	467	467	-	32	435
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	5	5	-	5	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	3	3	-	-	3
Equity index options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	5,283	5,283	-	4,810	473
Liabilities held in separate accounts	131,147	131,147	125,847	3,404	1,896

Total liabilities	$136,430	$136,430	$125,847	$8,214	$2,369

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	December 31, 2015
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3
	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$29	$29	$-	$-	$29
Loan-backed and structured securities	7	7	-	-	7

Total bonds with NAIC 6 rating	36	36	-	-	36
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	658	658	548	-	110

Total common stocks	658	658	548	-	110
Derivatives:
Interest rate swaps	10,043	10,043	-	10,043	-
Interest rate treasury locks	364	364	-	-	364
Interest rate options	144	144	-	-	144
Interest rate futures	-	-	-	-	-
Foreign currency swaps	123	123	-	123	-
Foreign currency forwards	8	8	-	8	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	2	2	-	-	2
Equity index options	138	138	-	36	102
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	10,822	10,822	-	10,210	612
Assets held in separate accounts	129,725	129,725	124,290	3,470	1,965

Total assets	$141,241	$141,241	$124,838	$13,680	$2,723

Liabilities:
Derivatives:
Interest rate swaps	$5,770	$5,770	$-	$5,700	$70
Interest rate treasury locks	153	153	-	-	153
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	62	62	-	62	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	1	1	-	-	1
Equity index options	8	8	-	8	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	5,994	5,994	-	5,770	224
Liabilities held in separate accounts	129,725	129,725	124,290	3,470	1,965

Total liabilities	$135,719	$135,719	$124,290	$9,240	$2,189

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2016
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3
	(in millions)
Assets:
Bonds (1)	$45,207	$46,015	$-	$42,245	$3,770
Preferred stocks	25	40	-	-	40
Mortgage loans on real estate	11,631	12,391	-	-	12,391
Cash, cash equivalents and short term investments	3,879	3,879	2,509	1,370	-
Policy loans	2,722	2,722	-	2,722	-
Derivatives in effective hedge accounting and RSAT relationships	145	2,035	-	2,023	12

Total assets	$63,609	$67,082	$2,509	$48,360	$16,213

Liabilities:
Consumer notes	$201	$228	$-	$-	$228
Borrowed money	160	160	-	160	-
Policy reserves	1,455	1,439	-	-	1,439
Policyholders’ and beneficiaries funds	965	1,151	-	1,151	-
Derivatives in effective hedge accounting and RSAT relationships	87	923	-	760	163

Total liabilities	$2,868	$3,901	$-	$2,071	$1,830

	December 31, 2015
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$44,427	$44,595	$-	$40,866	$3,729
Preferred stocks	23	34	-	-	34
Mortgage loans on real estate	10,475	11,213	-	-	11,213
Cash, cash equivalents and short term investments	4,528	4,528	2,059	2,469	-
Policy loans	3,718	3,718	-	3,718	-
Derivatives in effective hedge accounting and RSAT relationships	179	2,487	-	2,484	3

Total assets	$63,350	$66,575	$2,059	$49,537	$14,979

Liabilities:
Consumer notes	$265	$289	$-	$-	$289
Borrowed money	160	160	-	160	-
Policy reserves	1,553	1,533	-	-	1,533
Policyholders’ and beneficiaries funds	2,685	2,850	-	1,151	1,699
Derivatives in effective hedge accounting and RSAT relationships	100	931	-	664	267

Total liabilities	$4,763	$5,763	$-	$1,975	$3,788

(1)	Bonds are carried at amortized cost unless they have NAIC designation rating of 6. Fair value of bonds exclude leveraged leases of $ 2,316 million and $ 2,319 million at December 31, 2016 and 2015, respectively. The Company calculates the carrying value by accruing income at its expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the years ended December 31, 2016 and 2015, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the years ended December 31, 2016 and 2015.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2016, 2015 and 2014, are summarized as follows:

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2016	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2016

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$29	$1	$(1)	$-	$1	$-	$(17)	$-	$4	$-	$17
Impaired mortgage-backed and asset-backed securities	7	1	-	-	-	-	(1)	-	-	-	7

Total bonds with NAIC 6 rating	36	2	(1)	-	1	-	(18)	-	4	-	24
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	110	(1)	37	-	25	-	(2)	-	-	-	169

Total common stocks	110	(1)	37	-	25	-	(2)	-	-	-	169
Net derivatives	388	-	(407)	-	152	-	-	-	-	(47)	86
Separate account assets/liabilities	1,965	84	-	-	46	-	(234)	-	11	24	1,896

Total	$2,499	$85	$(371)	$-	$224	$-	$(254)	$-	$15	$(23)	$2,175

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2015	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2015

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$(4)	$(1)	$-	$2	$-	$(2)	$-	$41	$(7)	$29
Impaired mortgage-backed and asset-backed securities	21	(3)	3	-	-	-	(24)	-	15	(5)	7

Total bonds with NAIC 6 rating	21	(7)	2	-	2	-	(26)	-	56	(12)	36
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	98	(2)	8	-	7	-	(3)	-	2	-	110

Total common stocks	98	(2)	8	-	7	-	(3)	-	2	-	110
Net derivatives	1,050	-	(614)	-	27	-	-	-	-	(75)	388
Separate account assets/liabilities	2,338	189	-	-	27	-	(593)	-	4	-	1,965

Total	$3,507	$180	$(604)	$-	$63	$-	$(622)	$-	$62	$(87)	$2,499

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2014	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2014

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$26	$-	$(3)	$-	$-	$-	$-	$-	$-	$(23)	$-
Impaired mortgage-backed and asset-backed securities	34	-	1	-	-	-	-	-	11	(25)	21

Total bonds with NAIC 6 rating	60	-	(2)	-	-	-	-	-	11	(48)	21
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	86	-	(1)	-	14	-	(1)	-	-	-	98

Total common stocks	86	-	(1)	-	14	-	(1)	-	-	-	98
Net derivatives	(114)	26	1,088	-	72	-	(25)	-	41	(38)	1,050
Separate account assets/liabilities	2,221	162	-	-	68	-	(270)	-	163	(6)	2,338

Total	$2,253	$188	$1,085	$-	$154	$-	$(296)	$-	$215	$(92)	$3,507

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.
(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.
(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the reporting period.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2016

7. Fair Value - (continued)

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2016	2015	2014

	(in millions)
Premiums earned
Direct	$19,809	$20,189	$19,525
Assumed	872	1,867	792
Ceded	(7,454)	(5,733)	(7,579)

Net	$13,227	$16,323	$12,738

Benefits to policyholders ceded	$(15,271)	$(16,713)	$(18,500)

Reserve amounts ceded to reinsurers not authorized in the State of Michigan are mostly covered by letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2016, any material recoveries were secured by letters of credit or assets placed in trust by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2016, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2016, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $1,922 million.

The Company has not entered into any reinsurance transactions within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation.

Non-Affiliated Reinsurance

The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

8. Reinsurance - (continued)

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with New York Life (“NYL”) to cede 100% quota share (“QS”) of the Company’s JHLICO Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk. The transactions included the transfer to NYL of $8,916 million of invested assets and $5,282 million in net policy liabilities. In addition, the Company recognized approximately $3,698 million of FWH assets. The transactions resulted in a pre-tax loss of $70 million, including a ceding commission paid of $263 million, and an increase in surplus of $281 million, net of tax, which was deferred and amortized over a period of approximately 20 years.

The table below consists of the impact of the NYL Agreements:

	Year ended December 31,
	2016	2015
	(in millions)
Premiums ceded	$(264)	$(8,180)
Premiums assumed	106	3,272
Benefits ceded	(615)	(314)
Benefits assumed	246	126
Other reinsurance receivable (payable)	(2)	362
Funds held by or deposited with reinsured companies	3,483	3,655

In conjunction with the NYL Agreements, the existing 100% coinsurance FWH agreement which retrocedes the JHLICO Closed Block New York business back to the Company from JHNY was recaptured. The recapture resulted in a decrease in FWH assets of $1,919 million, a net decrease in policy assets and liabilities of $1,918 million, and an increase in surplus of $96 million. In addition, the 90% modified coinsurance FWH treaty with MRBL was also recaptured. The recapture resulted in a decrease in assets of $1,000 million, an increase in net policy liabilities of $1,266 million and a decrease in surplus of $173 million, net of tax. The recaptures were necessary to complete the NYL Agreements, because the policies under these agreements are the same policies at risk under the NYL Agreements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

8. Reinsurance - (continued)

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHNY:

	Years ended December 31,
	2016	2015	2014

	(in millions)
Premiums ceded, net	$(183)	$(2,231)	$(192)
Benefits ceded, net	(427)	(436)	(394)
Funds held by or deposited with reinsured companies	-	-	1,952
Other reinsurance receivable	41	60	86
Other amounts payable on reinsurance	9	1	10
Treaty settlement received (paid)*	246	527	449
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred to JHNY from the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The NY business related to participating traditional life insurance policies was transferred from JHUSA to JHNY under a coinsurance agreement and was immediately retroceded back to JHUSA using a coinsurance FWH agreement. JHNY retained the invested assets supporting this block of business. As previously noted, the coinsurance FWH agreement was recaptured effective July 1, 2015. The NY business related to variable universal life was reinsured through coinsurance and modified coinsurance. The NY business related to universal life was transferred from the Company to JHNY under coinsurance agreements.

The NY business related to a majority of the fixed deferred annuity business was transferred from the Company to JHNY under an assumption reinsurance agreement. The NY business related to variable annuities and some participating pension contracts where assets were held in separate accounts were reinsured through modified coinsurance. The NY business related to fixed deferred and immediate annuities and participating pension contracts was transferred from the Company to JHNY under a coinsurance agreement.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

8. Reinsurance - (continued)

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2016	2015	2014

	(in millions)
Premiums ceded	$(517)	$(530)	$(546)
Benefits ceded	(836)	(756)	(759)
Other amounts payable on reinsurance	24	25	58
Funds withheld from unauthorized reinsurers	7,236	7,544	7,409
Treaty settlement received (paid)*	(594)	(468)	(489)
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

The Company reinsures a large portion of the Long Term Care (“LTC”) risk under a single accounting and capital regime, which helps to manage JHUSA’s overall risk profile and reduce strain on statutory surplus. JHUSA’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, The Office of the Superintendent of Financial Institution (“OSFI”), and reports its results on a consolidated International Financial Reporting Standards (“IFRS”) basis. As such, the agreement has no impact on the parent company financial results. The Company also reinsures a portion of the risk related to certain annuity policies. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company.

JHRECO does not retrocede any risks to a third party or affiliates. The risks assumed by JHRECO are solely the responsibility of JHRECO, but they are also retained within the parent company group. These reinsurance agreements have no impact on the parent company’s financial statements as it reports its risks on a consolidated basis. Reserve credits taken were $8,320 million and $7,513 million at December 31, 2016 and 2015, respectively. Total amount of collateral was $8,631 million, and $8,916 million at December 31, 2016 and 2015, respectively.

A description of the nature of the collateral (funds withheld by the reporting entity, assets placed in trust for the benefit of the captive, Letters of Credit, etc.), if applicable, as well as a tabular presentation of the value of all assets held by or on behalf of the captive reinsurer that back the long term care liabilities (including capital) are summarized below:

JHRECO currently holds assets in trust under a trust agreement effective December 4, 2008. As of December 31, 2016 and 2015, the market values of trust balances by asset class supporting the LTC JHRECO agreement are as follows:

	December 31, 2016	December 31, 2015

	(in millions)
Bonds(1)	$1,637	$1,641
Cash and Short-Term Securities	7	6

Total Market Value	$1,644	$1,647

As of December 31, 2016 and 2015, the market values of bonds by NAIC designation are as follows:

	December 31, 2016	December 31, 2015

	(in millions)
NAIC Designation 1	$1,594	$1,641
NAIC Designation 2	43	-

Total Bonds at Market Value	$1,637	$1,641

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

8. Reinsurance - (continued)

If needed for reserves credits, JHRECO is obligated to provide a letter of credit that conforms to Michigan regulatory requirements. The total of the letter of credit and other collateral must equal or exceed the reserve credit taken by JHUSA. The letter of credit required and held is calculated as the amount of ceded reserves less the amount of funds withheld and trust assets. As of December 31, 2016 and 2015, a letter of credit was not needed.

	December 31, 2016	December 31, 2015

	(in millions)
Funds Withheld	$6,987	$7,269
Trust Assets	1,644	1,647
Letter of Credit	-	-

Total Value of Collateral	$8,631	$8,916

Bermuda has local capital requirements, however since JHRECO’s parent company is regulated on a global basis by OSFI, the Company monitors JHRECO on a Canadian IFRS (“CIFRS”) / Minimum Continuing Capital and Surplus Requirements (“MCCSR”) basis, in addition to the local requirements. The available and required capital in the table below represent the capital position on an MCCSR basis.

	December 31, 2016	December 31, 2015

	(in millions)
Available Capital	$824	$1,235
Required Capital	$610	$577
MCCSR Ratio	135%	214%

JHUSA’s Authorized Control Level (“ACL”) Risk Based capital impact on recapture of the LTC reinsurance agreement at December 31, 2016 and 2015 is as follows:

	Available Capital	Required Capital	RBC Ratio

	(in millions)
As reported at December 31, 2016	$8,678	$1,071	810%
Impact of JHRECO LTC Recapture	880	181	-47%

Capital Gross of JHRECO LTC Cession	$9,558	$1,252	763%

	Available Capital	Required Capital	RBC Ratio

	(in millions)
As reported at December 31, 2015	$7,662	$966	794%
Impact of JHRECO LTC Recapture	1,141	164	-14%

Capital Gross of JHRECO LTC Cession	$8,803	$1,130	780%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

8. Reinsurance - (continued)

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRBL:

	Years ended December 31,
	2016	2015	2014

	(in millions)
Premiums ceded	$(3,978)	$5,332	$(4,599)
Benefits ceded	(10,494)	(12,125)	(14,303)
Other reinsurance receivable	-	-	40
Other amounts payable on reinsurance	605	351	837
Funds withheld from unauthorized reinsurers	227	240	1,251
Treaty settlement received (paid)*	(142)	(712)	(2,080)
*	Treaty settlement consisted primarily of ceded investment income related to non-qualifying hedging strategies and changes in the modified coinsurance and coinsurance reserves.

The Company reinsures 87% of certain group annuity contracts in-force with MRBL. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider.

The Company reinsures 90% of a significant block of variable annuity contracts in-force with MRBL. All substantial risks, including all guaranteed benefits (GMDB, Guaranteed Minimum Income Benefit (“GMIB”), and GMWB), related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance FWH. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Statements of Operations.

The Company’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, OSFI, and reports on a consolidated IFRS basis. The Company utilizes a dynamic hedging program to manage risks on an economic basis. The IFRS accounting for these derivatives aligns with MFC’s market-based reserving regime. The US statutory accounting and reserving framework does not provide appropriate alignment of economic risk management strategies (hedging) and associated reserve methodologies. The treaty with MRBL provides a mechanism to allow management of the majority of the variable annuity risk under a single consolidated reserve and capital regime, rather than managing the block simultaneously under two very diverse frameworks.

As a coinsurance / modified coinsurance treaty, MRBL holds $2,434 million and $2,992 million as a coinsurance reserve and JHUSA holds $185 million and $325 million as a modified coinsurance reserve at December 31, 2016 and 2015, respectively. The IFRS reserves that MRBL holds for variable annuities are similar in concept to AG43. The calculations are a real-world stochastic calculation at CTE(70), based on the guaranteed benefits and fees in isolation rather than the whole contract, including the cash flows generated from the dynamic hedging program and including margins for adverse deviation. The real-world stochastic scenarios are subject to Canadian Institute of Actuaries equity and bond fund return calibration criteria. Reserve credits taken were $0 million and $0 million at December 31, 2016 and 2015, respectively, and there is no supporting collateral.

MRBL does not retrocede any risks to a third party. The risks assumed by MRBL are solely the responsibility of MRBL, but they are also retained within MFC. This transaction has no impact on MFC’s financial statements as it reports its risks on a consolidated basis.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

8. Reinsurance - (continued)

Prior to the previously noted transactions with NYL, the Company reinsured 90% of the non-reinsured risk of the JHLICO closed block. The reinsurance agreement was written on a modified coinsurance basis where the related financial assets remain invested with the Company. As the reinsurance agreement did not subject the reinsurer to the reasonable possibility of significant loss, it was classified as structured reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Statements of Operations. This reinsurance agreement was recaptured effective July 1, 2015.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance Limited (“MRL”):

	Years ended December 31,
	2016	2015	2014

	(in millions)
Premiums ceded	$(298)	$(392)	$(338)
Benefits ceded	(468)	(448)	(298)
Other reinsurance receivable	5	36	82
Funds withheld from unauthorized reinsurers	-	-	213
Treaty settlement received (paid)*	(74)	14	(97)
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

The Company entered into a coinsurance/modified coinsurance agreement with an affiliate, MRL, to reinsure 90% of all risks not already reinsured to third parties on various universal life contracts effective December 15, 2000. Subsequent amendments added further UL and some term contracts. The Company amended the agreement during 2014 to simplify treaty administration and to modify the structure of the treaty to a modified coinsurance FWH structure.

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, JHLH:

	Years ended December 31,
	2016	2015	2014

	(in millions)
Premiums ceded	$(28)	$(28)	$(26)
Premiums assumed	241	-	-
Benefits ceded	(10)	(10)	(11)
Benefits assumed	8	-	-
Other reinsurance receivable	1	-	3
Funds withheld from unauthorized reinsurers	3	5	7
Treaty settlement received (paid)*	7	20	20
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On December 31, 2016, the Company entered into a coinsurance agreement with an affiliate, JHLH, to reinsure 100% of a block of single premium universal life policies. The transaction included the transfer from JHLH of $282 million of invested assets and $241 million in net policy liabilities. The transaction resulted in a pre-tax gain and ceding commission received of $36 million and an increase in surplus of $52 million, net of tax.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2016
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$2,827	$128	$2,955
(b) Statutory valuation allowance adjustments	121	-	121

(c) Adjusted gross deferred tax assets (a - b)	2,706	128	2,834
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c - d)	2,706	128	2,834
(f) Deferred tax liabilities	2,580	77	2,657

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$126	$51	$177

	December 31, 2015
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$4,114	$383	$4,497
(b) Statutory valuation allowance adjustments	50	-	50

(c) Adjusted gross deferred tax assets (a - b)	4,064	383	4,447
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c - d)	4,064	383	4,447
(f) Deferred tax liabilities	4,639	195	4,834

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(575)	$188	$(387)

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$(1,287)	$(255)	$(1,542)
(b) Statutory valuation allowance adjustments	71	-	71

(c) Adjusted gross deferred tax assets (a - b)	(1,358)	(255)	(1,613)
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c - d)	(1,358)	(255)	(1,613)
(f) Deferred tax liabilities	(2,059)	(118)	(2,177)

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$701	$(137)	$564

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $121 million for the year ended December 31, 2016. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not expire until 2027, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

9. Federal Income Taxes - (continued)

exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2016
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	774	120	894
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	1,502	120	1,622
2. Adjusted gross deferred tax assets allowed per limitation threshold.	774	120	894
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,932	8	1,940

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$2,706	$128	$2,834

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

9. Federal Income Taxes - (continued)

	December 31, 2015
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	546	268	814
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	1,162	268	1,430
2. Adjusted \gross deferred tax assets allowed per limitation threshold.	546	268	814
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	3,518	115	3,633

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$4,064	$383	$4,447

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	228	(148)	80
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	340	(148)	192
2. Adjusted gross deferred tax assets allowed per limitation threshold.	228	(148)	80
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	(1,586)	(108)	(1,694)

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$(1,358)	$(256)	$(1,614)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

9. Federal Income Taxes - (continued)

	2016	2015

	(in millions)
(a) Ratio percentage used to determine recovery period and threshold limitation amount	794%	793%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$5,959	$5,426

Impact of tax planning strategies is as follows:

	December 31, 2016
	(1)	(2)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$2,706	$128
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$2,706	$128
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

	December 31, 2015
	(3)	(4)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$4,064	$383
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$4,064	$383
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

9. Federal Income Taxes - (continued)

	Change
	(5) (Col 1 - 3) Ordinary	(6) (Col 2 - 4) Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$ (1,358)	$ (255)
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$ (1,358)	$ (255)
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
	2016	2015	(Col 1 - 2) Change

	(in millions)
1. Current income tax
(a) Federal	$(121)	$ (778)	$657
(b) Foreign	-	-	-

(c) Subtotal	(121)	(778)	657
(d) Federal income tax on net capital gains	496	493	3
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-

(g) Federal and foreign income taxes incurred	$375	$ (285)	$660

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

9. Federal Income Taxes - (continued)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1)	(2)	(3)
	2016	2015	(Col 1 - 2) Change

	(in millions)
2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$ -
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	906	1,011	(105)
(4) Investments	257	157	100
(5) Deferred acquisition costs	550	506	44
(6) Policyholder dividends accrual	84	68	16
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	44	37	7
(9) Pension accrual	-	-	-
(10) Receivables - nonadmitted	71	67	4
(11) Net operating loss carryforward	199	1,276	(1,077)
(12) Tax credit carry-forward	684	898	(214)
(13) Other (including items <5% of total ordinary tax assets)	32	94	(62)

(99) Subtotal	$2,827	$4,114	$ (1,287)

(b) Statutory valuation allowance adjustment	121	50	71
(c) Nonadmitted	-	-	-

(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$2,706	$4,064	$ (1,358)

(e) Capital:
(1) Investments	$128	$383	$ (255)
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-

(99) Subtotal	$128	$383	$ (255)

(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-

(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$128	$383	$ (255)
(i) Admitted deferred tax assets (2(d)+2(h))	$2,834	$4,447	$ (1,613)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

9. Federal Income Taxes - (continued)

3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$2,170	$4,146	$ (1,976)
(2) Fixed assets	-	-	-
(3) Deferred and uncollected premium	89	119	(30)
(4) Policyholder reserves	-	-	-
(5) Other (including items <5% of total ordinary tax liabilities)	321	374	(53)

(99) Subtotal	$2,580	$4,639	$ (2,059)
(b) Capital:
(1) Investments	$42	$155	$ (113)
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	35	40	(5)

(99) Subtotal	$77	$195	$ (118)

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$2,657	$4,834	$ (2,177)

4. Net deferred tax assets/liabilities (2(i) - 3(c))	$177	$(387)	$ 564

The change in net deferred income taxes is comprised of the following:

	December 31,
	2016	2015	Change

	(in millions)

Total deferred tax assets	$2,834	$4,447	$(1,613)
Total deferred tax liabilities	2,657	4,834	(2,177)

Net deferred tax assets (liabilities)	$177	$(387)	$564

Tax effect of unrealized gains and losses			(226)
Tax effect of unrealized foreign exchange gains (losses)			(27)
Other			7

Change in net deferred income taxes			$810

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

9. Federal Income Taxes - (continued)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 35% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2016	2015	2014

	(in millions)
Ordinary provisions computed at statutory rate	$294	$(105)	$(1,087)
Net realized capital gains (losses) before IMR at statutory rate	(173)	335	151
Change in nonadmitted assets	-	-	-
Reinsurance	(47)	35	(91)
Valuation allowance	71	-	-
Tax-exempt income	(16)	(6)	(16)
Nondeductible expenses	(1)	-	1
Foreign tax expense gross up	8	9	9
Amortization of IMR	(78)	(128)	(62)
Tax recorded in surplus	(4)	37	15
Dividend received deduction	(183)	(230)	(129)
Investment in subsidiaries	(25)	(28)	(32)
Prior year adjustment	(54)	(21)	(23)
Tax credits	(26)	(42)	(52)
Change in tax reserve	(200)	18	11
Pension	-	-	-
Other	(1)	(1)	(2)

Total	$(435)	$(127)	$(1,307)

Federal and foreign income taxes incurred	$(121)	$(778)	$(716)
Capital gains tax	496	493	382
Change in net deferred income taxes	(810)	158	(973)

Total statutory income tax expense (benefit)	$(435)	$(127)	$(1,307)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

9. Federal Income Taxes - (continued)

As of December 31, 2016, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount

	(in millions)
Net operating losses	2008	2023	$-
	2009	2024	-
	2010	2025	-
	2013	2028	-
	2014	2029	568
	2015	2030	-
	2016	2031	-

			$568

Affordable housing tax credits	2001	2021	$1
	2002	2022	1
	2003	2023	1
	2004	2024	1
	2005	2025	1
	2006	2026	2
	2007	2027	4
	2008	2028	5
	2009	2029	5
	2010	2030	35
	2011	2031	25
	2012	2032	18
	2013	2033	16
	2014	2034	25
	2015	2035	16
	2016	2036	3

			$159

Foreign tax credits	2005	2015	$-
	2006	2016	9
	2007	2017	14
	2008	2018	13
	2009	2019	10
	2010	2020	9
	2011	2021	28
	2012	2022	28
	2013	2023	27
	2014	2024	30
	2015	2025	24
	2016	2026	23

			$215

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

9. Federal Income Taxes - (continued)

Alternative minimum tax credits	2000		$3
	2003		7
	2004		1
	2008		2
	2009		8
	2016		162

			$183

Renewable energy credits	2013	2033	$2
	2014	2034	2
	2015	2035	2

			$6

Other credits	2016	2036	$1

			$1

There are no federal income taxes incurred available for recoupment in the event of future net losses for 2016, 2015 and 2014 respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Insurance Agency Inc.
Farmland Management Services, Inc.	John Hancock Insurance Company of Vermont
Guide Financial, Inc.	John Hancock Leasing Corp.
Hancock Farmland Services, Inc.	John Hancock Life Insurance Company of New York
Hancock Forest Management Inc.	John Hancock Life & Health Insurance Company
Hancock Natural Resource Group Inc.	John Hancock Realty Advisors Inc.
Hancock Venture Partners Inc.	John Hancock Realty Mgt. Inc.
Hancock Venture Partners Inc. Russia	John Hancock Signature Services Inc.
HVP-Special Purpose Sub I Inc.	John Hancock Natural Resource Corp.
HVP-Special Purpose Sub II Inc.	Manulife Reinsurance (Bermuda) Limited
JH California Real Estate Holdings, Inc.	Manulife Reinsurance Limited
JH Illinois Real Estate Holdings, Inc.	Manulife Service Corporation
JH Networking Insurance Agency Inc.	MCC Asset Management Inc.
JHFS One Corp.	PT Timber Inc.
John Hancock Assignment Company	Signator Insurance Agency Inc.
John Hancock Capital Growth Management Inc.	Signator Investors Inc.
John Hancock Energy Resources Mgt. Inc.	The Manufacturers Investment Corporation
John Hancock Financial Network Inc.	Transamerica Fund Distributors Inc.
John Hancock Financial Corporation	Transamerica Fund Management Company

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

9. Federal Income Taxes - (continued)

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from (payable to) affiliates are ($193) million and $130 million at December 31, 2016 and 2015, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”). Effective for 2010, the Company’s common parent, JHFC, merged into Manulife Holdings (Delaware) LLC (“MHDLLC”) resulting in a new combined group. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years through 2009 have been closed. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2009. On March 30, 2016, the Company and the IRS finalized an agreement for tax years 2002-2009. The agreement applies the U.S. Tax Court’s opinion on the Company’s tax treatment of certain leveraged lease investments pertaining to tax years 1997-2001. There was no material impact to the Company’s financial position or results of operations as a result of the agreement.

In December 2016, the Company received and signed an IRS Revenue Agent Report for tax years 2010-2013. Tax years 2014 and forward are open under the statute of limitations.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2016	2015

	(in millions)
Balance at beginning of year	$1,967	$2,002
Additions based on tax positions related to the current year	14	40
Payments	(1,535)	-
Additions for tax positions of prior years	28	41
Reductions for tax positions of prior years	(437)	(116)

Balance at end of year	$37	$1,967

Included in the balances as of December 31, 2016 and 2015, are $37 million and $172 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2016 and 2015, are $0 million and $1,796 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company’s decrease in the liability in 2016 for unrecognized tax benefits is the result of the Company and the IRS finalizing an agreement on the treatment of certain leveraged lease investments.

The Company’s liability for unrecognized tax benefits is not expected to materially change in the next twelve months.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $177 million, $0 million, and $9 million of interest benefit for the years ended December 31, 2016, 2015 and 2014, respectively. The Company had approximately $27 million and $202 million accrued for interest as of December 31, 2016 and 2015, respectively. The Company did not recognize any material penalties for the years ended December 31, 2016, 2015 and 2014.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

10. Capital and Surplus - (continued)

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations excluding realized capital gains and (losses) for the 12 month period ending December 31 of the immediately preceding year. The Company paid no dividends for the year ended December 31, 2016. For the years ended December 31, 2015 and 2014, the Company paid a dividend to its parent company MIC of $210 million and $500 million, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2016 and 2015, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level.

The Company has surplus notes described below in the amount of $585 million. During 2016, $405 million was repaid. The issuance of the surplus notes was approved by the insurance regulators with the following repayment conditions and restrictions: payment of principal and accrued interest otherwise required or permissible cannot be made unless approved by the Board of Directors, approved in writing by the Director, and the Company has sufficient earned surplus or such other funds as may be approved by the Director available for such payment.

Surplus notes in the amount of $450 million were issued on February 25, 1994, for cash pursuant to Rule 144A under the Securities Act of 1933. 100% of the issued and outstanding surplus notes are represented by a global note registered in the name of a nominee of the Depository Trust Company. The interest rate is fixed at 7.375%, and interest is payable semi-annually. The notes mature on February 15, 2024. Interest expense was $33 million for years ended December 31, 2016, 2015 and 2014. Total interest paid through December 31, 2016 was $747 million.

Pursuant to two subordinated surplus notes dated September 30, 2008, the Company borrowed the respective amount of $295 million and $110 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The interest rate is fixed at 7% per annum and is payable semi-annually. The notes mature on March 31, 2033. The combined interest expense on the notes was $31 million, and $29 million, and $29 million for years ended December 31, 2016, 2015 and 2014. Total interest paid through November 1, 2016 was $232 million. The surplus notes were repaid on November 1, 2016.

Pursuant to an amended and restated subordinated surplus note dated September 30, 2008, the Company borrowed $136 million from JHFC. Interest is calculated and reset quarterly at a fluctuating rate equal to 3-month LIBOR plus 125 basis points and is payable semi-annually. The note which was to have matured on December 15, 2016 was extended to December 14, 2021. Interest expense was $3 million, $2 million, and $2 million for the years ended December 31, 2016, 2015 and 2014, respectively. Total interest paid through December 31, 2016 was $16 million.

Under Michigan State liquidation statutes, the claims of the Depository Trust Company and JHFC (“the surplus noteholders”) come before those of the Company’s shareholders. There is no preferential treatment in claims between the surplus noteholders.

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay a fee for services received under the agreement which includes legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreement were $329 million, $377 million, and $398 million, respectively, for the years ended December 31, 2016, 2015 and 2014.

The Company has Administrative Service Agreements with its subsidiaries whereby the Company will be reimbursed for operating expenses incurred by the Company. Services provided under the agreement include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

11. Related Party Transactions - (continued)

total average daily net assets. The amounts earned under the agreements were $811 million, $760 million, and $618 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2016, 2015 and 2014, respectively, the Company received dividends of $34 million, $36 million, and $43 million from John Hancock Investment Management Services LLC, $71 million, $81 million, and $90 million from JHD, $0 million, $0 million, $0 million from JHNY, $0 million, $70 million, and $0 million from JHLH, $214 million, $289 million, and $72 million from John Hancock Subsidiaries, LLC (JHS) and $19 million, $0 million, and $0 million from John Hancock Partnership Holdings I and II. These dividends are included in the Company’s net investment income.

During 2016 and 2015, the Company made a capital contribution of $75 million and $348 million to JHS in exchange for one share of its common stock, respectively.

The Company did not own any shares of the stock of its parent, MIC, or its ultimate parent, MFC at December 31, 2016 and 2015, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. Dollar London Inter-Bank Bid Rate (“LIBID”) and interest payable on Canadian dollar funds is based off the one-month Canadian Dollar Offering Rate (“CDOR”) plus a spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

11. Related Party Transactions - (continued)

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,
	2016	2015

	(In millions)
The Manufacturers Investment Corporation	$49	$49
John Hancock Financial Corporation	119	138
Manulife Reinsurance Limited	14	44
Manulife Reinsurance (Bermuda) Ltd.	153	167
John Hancock Life & Health Insurance Company	84	30
John Hancock Life Insurance Company Vermont	33	33
John Hancock Reassurance Company, Ltd.	88	126
John Hancock Life Insurance Company New York	263	473
John Hancock Investment Management Services LLC	22	28
John Hancock Subsidiaries LLC	64	45
John Hancock Insurance Agency, Inc.	8	12
Essex Corporation	-	-
Hancock Venture Partners, Inc.	-	-
JH Signature Services Inc.	6	7
JH Partnership Holdings I, II LP	3	4
John Hancock Energy Resources Management, Inc.	1	-
John Hancock Real Estate Finance	-	-
John Hancock Realty Advisors	3	4
JH Advisors LLC	56	84
Manulife Asset Management (US) LLC	58	66
Hancock Capital Investment Management LLC	10	10
John Hancock RPS, LLC	5	36
The Berkeley Financial Group, LLC	1	4
Manulife Holdings (USA), LLC	-	-
Signator Insurance Agency, Inc.	4	14
JH Networking Insurance Agency, Inc.	2	6
John Hancock Administrative Services LLC	-	-
John Hancock Financial Network, Inc.	11	-
Hancock Natural Resource Group, Inc.	23	50
Hancock Forest Management, Inc.	5	6
John Hancock Personal Financial Services, LLC	-	1

Total	$1,085	$1,437

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

11. Related Party Transactions - (continued)

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes.

The Company also enters into debt and reinsurance transactions with its affiliates. Please refer to the debt and reinsurance notes for further details.

12. Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $685 million, purchase other invested assets of $2,179 million, purchase real estate of $235 million, and issue agricultural and commercial mortgages of $0 million at December 31, 2016. If funded, loans related to real estate mortgages would be fully collateralized by related properties. Approximately 43% of these commitments expire in 2017.

There were no leasing arrangements that the Company entered into as lessee which could have a material financial effect.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

Non-cancelable Operating Leases
(in millions)
2017	$16
2018	12
2019	11
2020	11
2021	8
Thereafter	355

Total	$413

The Company does not have any sublease income related to its office space.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

Guarantees: In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under statutory accounting principles.

The Company has issued guarantee agreements pursuant to which the Company guarantees the obligations of JHNY and JHLH under the OTC International Swaps and Derivatives Association, Inc. (“ISDA”) cleared and exchange-traded derivative agreements and transactions entered into by JHNY and JHLH with external counterparties. The ISDA guarantees are subject to an overall limit of $1 billion of Potential Future Exposure, using a three-week and 95% confidence parameters, in calculating the counterparty risk exposure.

The Company is party to a financial support agreement with JHLH pursuant to which it has agreed to maintain JHLH’s capital level such that its risk-based capital ratio shall be at or above 225% of the company action level annually. In addition, under the terms of the financial support agreement, the Company undertakes to provide sufficient liquidity to enable JHLH to make timely payment of its contractual obligations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

12. Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

Contingencies: The Company is an investor in a number of leasing transactions. On August 5, 2013, the U.S. Tax Court issued an opinion effectively ruling in the government’s favor in the litigation between John Hancock and the IRS involving the tax treatment of John Hancock’s investment in certain leveraged leases. On March 30, 2016, the Company and the IRS finalized an agreement determining the impact of the decision on tax years subsequent to the years that were decided by the Court. There was no material impact to the Company’s financial position or results of operations as a result of the agreement.

The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

The Company is subject to insurance guaranty fund laws in the states in which it does business. Pursuant to these laws, insurance companies are assessed, and required to make periodic payments, to be used to pay benefits to policyholders and claimants of insolvent or rehabilitated insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, the Michigan Attorney General, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

Two putative class actions against the Company are pending, one in New York and one in California, in which claims are made that the Company breached, and continues to breach, the contractual terms of certain universal life policies issued between approximately 1990 and 2006 by including impermissible charges in its cost of insurance (“COI”) calculations. The Company believes that its COI calculations have been, and continue to be, in accordance with the terms of the policies and intends to vigorously defend these actions. Both cases are in the discovery stage and it is premature to attempt to predict any outcome or range of outcomes for these matters.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

13. Annuity Actuarial Reserves

The Company’s annuity reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2016
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$675	$474	$1,733	$2,882	2%
At book value less current surrender charge of 5% or more	3	-	-	3	0%
At fair value	-	-	115,422	115,422	83%

Total with adjustment or at fair value	678	474	117,155	118,307	85%
At book value without adjustment (minimal or no charge or adjustment)	5,701	-	-	5,701	4%
Not subject to discretionary withdrawal	14,848	640	146	15,634	11%

Total (gross)	21,227	1,114	117,301	139,642	100%

Reinsurance ceded	4,893	-	-	4,893

Total (net)	$16,334	$1,114	$117,301	$134,749

	December 31, 2015
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$769	$503	$1,793	$3,065	2%
At book value less current surrender charge of 5% or more	5	-	-	5	0%
At fair value	-	-	114,302	114,302	82%

Total with adjustment or at fair value	774	503	116,095	117,372	84%
At book value without adjustment (minimal or no charge or adjustment)	7,165	-	-	7,165	5%
Not subject to discretionary withdrawal	15,068	686	134	15,888	11%

Total (gross)	23,007	1,189	116,229	140,425	100%

Reinsurance ceded	4,904	-	-	4,904

Total (net)	$18,103	$1,189	$116,229	$135,521

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

14. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guarantee and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

The Company sold contracts with GMIB riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

The Company sold contracts with a GMWB rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to some of the GMDB and GMIB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

14. Separate Accounts - (continued)

The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction	Separate Account Legally Insulated Assets		Separate Account Not Legally Insulated Assets

	December 31,
	2016	2015	2016	2015

	(in millions)
Group Annuity Contracts (401K)	$78,915	$75,437	$-	$-
Variable and Fixed Annuities	35,077	37,422	25	27
Life insurance	12,516	12,067	-	-
Fixed Products — Institutional and stable value fund	2,566	2,611	-	-
Fixed Products — Retail	27	22	452	472
Investments — Funds	1,569	1,667	-	-

Total	$130,670	$129,226	$477	$499

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees are as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

(in millions)
2016	$ 231	$ 89
2015	$ 241	$ 59
2014	$ 252	$ 74
2013	$ 263	$ 109
2012	$ 269	$ 165

The Company had the following variable annuities with guaranteed benefits:

	December 31,
	2016	2015

	(in millions, except for ages)
Account value	$35,588	$37,947
Amount of reserve held	901	1,179
Net amount at risk — gross	7,031	7,169
Weighted average attained age	68	68

The following assumptions and methodology were used to determine the amounts above at December 31, 2016 and 2015:

•

Actuarial Guideline 43 (“AG 43”) is used in both years to determine the aggregate reserve for products falling under the scope. Assumptions used in the standard scenario are prescribed by the guideline. Assumptions used in the stochastic scenarios are detailed below.

•	The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG 43.

•

In 2016 and 2015, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

14. Separate Accounts - (continued)

•

In 2016 and 2015, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. These rates are dynamically reduced for guarantees that are in-the-money. Beginning in 2012, rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the swap curve at December 31 is used for discounting in both years.

•	For variable annuities, mean return, volatility and correlation assumptions are determined by indices, which have met the calibration criteria prescribed in AG 43.

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2016	2015

	(in millions)
Type of Fund
Equity	$24,145	$24,131
Balanced	15,300	16,993
Bonds	5,052	5,216
Money Market	556	668

Total	$45,053	$47,008

Information regarding the separate accounts of the Company is as follows:

	December 31,
	2016			2015

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Premiums, deposits and other considerations	$-	$13,768	$13,768	$1	$13,935	$13,936

Reserves for accounts with assets at:
Fair value	1,114	129,333	130,447	1,189	127,792	128,981
Amortized cost	-	-	-	-	-	-

Total	$1,114	$129,333	$130,447	$1,189	$127,792	$128,981

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

14. Separate Accounts - (continued)

	December 31,
	2016			2015

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$474	$1,733	$2,207	$503	$1,793	$2,296
At book value without fair value adjustments and with current surrender charge of 5% or more	-	1,531	1,531	-	1,901	1,901
At fair value	-	122,924	122,924	-	120,337	120,337
At book value without fair value adjustments and with current surrender charge of less than 5%	-	2,903	2,903	-	3,533	3,533

Subtotal	474	129,091	129,565	503	127,564	128,067
Not subject to discretionary withdrawal	640	242	882	686	228	914

Total	$1,114	$129,333	$130,447	$1,189	$127,792	$128,981

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2016	2015	2014

	(in millions)
Transfers to separate accounts	$17,163	$17,071	$16,100
Transfers from separate accounts	22,744	23,625	24,329

Net transfers to (from) separate accounts	$(5,581)	$(6,554)	$(8,229)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

15. Employee Benefit Plans

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $30 million, $35 million, and $37 million in 2016, 2015 and 2014, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was not material for the years ended 2016, 2015 and 2014, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains a separate rabbi trust for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $346 million and $329 million at December 31, 2016 and 2015, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

401 (k) Plans: The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was not material for the years ended 2016, 2015 and 2014, respectively.

Deferred Compensation Plan: The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2016 and 2015 was $97 million and $89 million, respectively.

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan was not material as of December 31, 2016 and 2015 respectively.

Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate the benefits earned; i.e., service cost, relating to participants employed by the Company. In addition, any difference between actual cash paid for benefits to plan participants and benefits earned is recorded directly to unassigned surplus. The expense and charge to surplus for the John Hancock Employee Welfare Plan were not material for the years ended 2016, 2015 and 2014, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

16. Lines of Credit, Consumer Notes and Affiliated Debt

Lines of Credit: At December 31, 2016, JHUSA and MIC share in a committed line of credit established by MFC totaling $1 billion, which will expire in 2018. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2016, the Company had no outstanding borrowings under the agreement.

At December 31, 2016, the Company had a committed line of credit agreement established by MLI totaling $1 billion, which will expire in 2018. MLI will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants as long as any amount is owed to the lender under the agreement. At December 31, 2016, the Company had no outstanding borrowings under the agreement.

At December 31, 2016, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2021. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2016. At December 31, 2016, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

Consumer Notes: The Company issued consumer notes through its SignatureNotes Program. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1 million, or an individual redemption limitation of $200,000 of aggregate principal. SignatureNotes have a variety of issue dates, maturities, interest rates and call provisions. The notes payable balance as of December 31, 2016 and 2015 was $201 million and $265 million, respectively. Interest ranging from 4.8% to 6.0%. The notes are due in varying amounts to 2028.

Aggregate maturities of consumer notes are as follows: 2017-$4 million; 2018-$43 million; 2019-$16 million; 2020-$0 million; 2021-$0 million; and thereafter $138 million.

Interest expense on consumer notes, included in benefits to policyholders, was $12 million, $18 million, and $ 24 million in 2016, 2015 and 2014, respectively. Interest paid amounted to $11 million, $18 million, and $ 24 million in 2016, 2015 and 2014, respectively.

Affiliated Debt: Pursuant to a demand note receivable dated September 30, 2008, the Company has $295 million outstanding with MIC. The note, which was to have matured on March 31, 2013, was extended to March 31, 2018. This note is reported as a nonadmitted asset at December 31, 2016 and 2015 since the counterparty is the parent entity of the Company; however, this note will continue to accrue interest throughout the duration of the contract as per the terms of the note. Prior to March 31, 2013, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 83 basis points per annum. Following the extension, the interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 180 basis points per annum. Interest income was $7 million, $6 million, and $6 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Pursuant to a promissory note dated June 28, 2012, the Company borrowed $153 million from Manulife Finance Switzerland AG (“MFSA”). Interest on the loan is calculated at a fluctuating rate equal to 3-month LIBOR plus 90 basis points per annum and is payable quarterly. In addition, the Company renewed two previously outstanding promissory notes to MFSA with an outstanding balance of $7 million and combined these notes with the new note issued on June 28, 2012, thus bringing the total principal balance due to $160 million. On June 3, 2015, the maturity date was extended for a period of one year to June 28, 2016. Following the extension, the interest rate was amended and is calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and is payable quarterly effective from June 28, 2015. On May 31, 2016, the maturity date was extended for a period of one year to June 28, 2017. Following the extension, the interest rate was amended and is calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and is payable quarterly effective from June 28, 2016. Interest expense was $3 million, $2 million, and $2 million for the years ended December 31, 2016, 2015 and 2014, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

Pursuant to a demand note dated December 20, 2012, the Company borrowed $130 million from MIC. The note was paid on December 21, 2015. Interest on the loan was calculated at a fluctuating rate equal to the one-month LIBOR rate and was payable monthly. Interest expense was $0 million, $0 million, and $0 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Pursuant to a senior note receivable dated December 9, 2014, the Company has $40 million outstanding with JHS with a fair value of $ 40 million as of December 31, 2016. The note matures on December 9, 2019. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR rate plus 180 basis points per annum and is payable quarterly. Interest income was $1 million and $1 million for the years ended December 31, 2016 and 2015, respectively.

Pursuant to senior notes receivable during 2016, the Company has $30 million outstanding with JHS with a fair value of $30 million as of December 31, 2016. The notes mature at various dates in 2026. Interest on the loans is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable annually. Interest income was $0 million for the year ended December 31, 2016.

FHLB (Federal Home Loan Bank) Agreements: The Company is a member of the Federal Home Loan Bank of Indianapolis (FHLBI). The Company uses advances from the FHLBI as a part of its liquidity management program, and any funds obtained for this purpose would be accounted for as borrowed money.

The following table indicates the aggregate amount of the FHLBI capital stock held related to the agreement:

	December 31, 2016
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock — Class A	$-	$-	$-
(b) Membership stock — Class B	18	18	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$18	$18	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$400

	December 31, 2015
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock — Class A	$-	$-	$-
(b) Membership stock — Class B	18	18	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$18	$18	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$400

FHLBI membership stock of $18 million and $18 million was classified as not eligible for redemption for the years ended December 31, 2016 and 2015, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

The following table indicates the collateral pledged to the FHLBI at the end of the year:

December 31, 2016
	Fair Value	Carrying Value	Aggregate Total Borrowing

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total collateral pledged	$-	$-	$-

December 31, 2015
	Fair Value	Carrying Value	Aggregate Total Borrowing

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total collateral pledged	$-	$-	$-

The following table indicates the maximum collateral pledged to the FHLBI during the year:

December 31, 2016
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$-	$-	$-

December 31, 2015
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

(in millions)
(a) General account	$794	$738	$400
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$794	$738	$400

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

The following table represents the aggregate amount of borrowing from FHLBI:

December 31, 2016
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	-
(b) Funding agreements	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

December 31, 2015
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	-
(b) Funding agreements	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

The maximum amount of aggregate borrowings from FHLBI during 2016 was $0 million. The Company is not subject to any prepayment obligations under current borrowing agreements.

17. Closed Block

The Company operates a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999.

Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues.

Assets allocated to the closed block inure solely to the benefit of policyholders included in the closed block and will not revert to the benefit of the shareholders of the Company. In addition, if the assets allocated to the closed block and the revenues from the closed block business prove to be insufficient to pay the benefits guaranteed in the closed block, the Company will be required to make payments from its general funds in an amount equal to the shortfall.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

17. Closed Block - (continued)

No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior notification to or approval of the Insurance Department.

The excess of the closed block liabilities over the closed block assets represents the expected future post-tax contribution from the closed block which may be recognized in income over the period the policies and contracts in the closed block remain in force.

The following table sets forth certain summarized financial information relating to the JHUSA closed block.

	JHUSA
	2016	2015

	(in millions)
Assets:
Bonds	$2,979	$2,802
Stocks:
Preferred stocks	-	-
Common stocks	-	-
Mortgage loans on real estate	271	350
Real estate	817	1,012
Cash, cash equivalents and short-term investments	17	6
Policy loans	1,686	1,563
Other invested assets	140	18

Total cash and invested assets	5,910	5,751
Investment income due and accrued	108	101
Premiums due and deferred	9	10
Net deferred tax asset	144	112
Other closed block assets	-	77

Total closed block assets	$6,171	$6,051

Obligations:
Policy reserves	5,623	5,756
Policyholders’ and beneficiaries’ funds	62	64
Dividends payable to policyholders	324	329
Policy benefits in process of payment	89	115
Other policy obligations	2	2
Other closed block obligations	719	474

Total closed block obligations	$6,819	$6,740

18. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2016 financial statements through March 29, 2017, the date the financial statements were issued.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.) Separate Account A

December 31, 2016

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Audited Financial Statements

December  31, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of John Hancock Life Insurance Company (U.S.A.) and Contract Owners of

John Hancock Life Insurance Company (U.S.A.) Separate Account A

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company (U.S.A.) Separate Account A (the Account) comprised of the following sub-accounts,

500 Index Fund B Series NAV	International Small Company Trust Series NAV
Active Bond Trust Series I	International Value Trust Series I
Active Bond Trust Series NAV	International Value Trust Series NAV
All Cap Core Trust Series I	Investment Quality Bond Trust Series I
All Cap Core Trust Series NAV	Investment Quality Bond Trust Series NAV
Alpha Opportunities Trust Series I	Lifestyle Aggressive MVP Series I
Alpha Opportunities Trust Series NAV	Lifestyle Aggressive MVP Series NAV
American Asset Allocation Trust Series I	Lifestyle Aggressive Trust PS Series NAV
American Global Growth Trust Series I	Lifestyle Balanced MVP Series I
American Growth Trust Series I	Lifestyle Balanced MVP Series NAV
American Growth-Income Trust Series I	Lifestyle Balanced Trust PS Series NAV
American International Trust Series I	Lifestyle Conservative MVP Series I
American New World Trust Series I	Lifestyle Conservative MVP Series NAV
Blue Chip Growth Trust Series I	Lifestyle Conservative Trust PS Series NAV
Blue Chip Growth Trust Series NAV	Lifestyle Growth MVP Series I
Bond Trust Series I	Lifestyle Growth MVP Series NAV
Bond Trust Series NAV	Lifestyle Growth Trust PS Series I
Capital Appreciation Trust Series I	Lifestyle Growth Trust PS Series NAV
Capital Appreciation Trust Series NAV	Lifestyle Moderate MVP Series I
Capital Appreciation Value Trust Series I	Lifestyle Moderate MVP Series NAV
Capital Appreciation Value Trust Series NAV	Lifestyle Moderate Trust PS Series NAV
Core Bond Trust Series I	M Capital Appreciation
Core Bond Trust Series NAV	M International Equity
Core Strategy Trust Series I	M Large Cap Growth
Core Strategy Trust Series NAV	M Large Cap Value
Emerging Markets Value Trust Series I	Mid Cap Index Trust Series I
Emerging Markets Value Trust Series NAV	Mid Cap Index Trust Series NAV
Equity Income Trust Series I	Mid Cap Stock Trust Series I
Equity Income Trust Series NAV	Mid Cap Stock Trust Series NAV
Financial Industries Trust Series I	Mid Value Trust Series I
Financial Industries Trust Series NAV	Mid Value Trust Series NAV
Fundamental All Cap Core Trust Series I	Money Market Trust Series I
Fundamental All Cap Core Trust Series NAV	Money-Market Trust Series NAV
Fundamental Large Cap Value Trust Series I	PIMCO All Asset
Fundamental Large Cap Value Trust Series NAV	Real Estate Securities Trust Series I
Global Bond Trust Series I	Real Estate Securities Trust Series NAV
Global Bond Trust Series NAV	Science & Technology Trust Series I
Global Trust Series I	Science & Technology Trust Series NAV
Global Trust Series NAV	Short Term Government Income Trust Series I
Health Sciences Trust Series I	Short Term Government Income Trust Series NAV
Health Sciences Trust Series NAV	Small Cap Growth Trust Series I
High Yield Trust Series I	Small Cap Growth Trust Series NAV
High Yield Trust Series NAV	Small Cap Index Trust Series I
International Equity Index Trust B Series I	Small Cap Index Trust Series NAV
International Equity Index Trust B Series NAV	Small Cap Opportunities Trust Series I
International Growth Stock Trust Series I	Small Cap Opportunities Trust Series NAV
International Growth Stock Trust Series NAV	Small Cap Value Trust Series I
International Small Company Trust Series I	Small Cap Value Trust Series NAV

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Small Company Value Trust Series I	Ultra Short Term Bond Trust Series I
Small Company Value Trust Series NAV	Ultra Short Term Bond Trust Series NAV
Strategic Income Opportunities Trust Series I	Utilities Trust Series I
Strategic Income Opportunities Trust Series NAV	Utilities Trust Series NAV
Total Bond Market Trust B Series NAV	Value Trust Series I
Total Stock Market Index Trust Series I	Value Trust Series NAV
Total Stock Market Index Trust Series NAV

as of December 31, 2016, and the related statements of operations and changes in contract owners’ equity for the above mentioned sub-accounts and for the Franklin Templeton Founding Allocation Trust Series I, Franklin Templeton Founding Allocation Trust Series NAV, International Core Trust Series I, International Core Trust Series NAV, Money Market Trust B Series NAV, Real Return Bond Trust Series I, Real Return Bond Trust Series NAV, U.S. Equity Trust Series I, U.S. Equity Trust Series NAV, and Total Return Trust Series NAV sub-accounts (the “closed sub-accounts”) for each of the periods indicated therein. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the above mentioned sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2016, the results of their and the closed sub-accounts’ operations, and changes in contract owners’ equity for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

March 29, 2017

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	500 Index Fund B Series NAV	Active Bond Trust Series I	Active Bond Trust Series NAV	All Cap Core Trust Series I	All Cap Core Trust Series NAV	Alpha Opportunities Trust Series I
Total Assets
Investments at fair value	$273,253,626	$7,491,082	$22,365,689	$8,582,516	$6,222,257	$592,656

Units outstanding	6,586,120	328,818	300,795	234,027	270,869	24,349
Unit value	$41.49	$22.78	$74.36	$36.67	$22.97	$24.34

Shares	10,012,958	792,707	2,364,238	284,378	206,035	58,505
Cost	$223,358,507	$7,833,748	$23,319,120	$5,381,981	$5,084,454	$621,349

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Alpha Opportunities Trust Series NAV	American Asset Allocation Trust Series I	American Global Growth Trust Series I	American Growth Trust Series I	American Growth- Income Trust Series I	American International Trust Series I
Total Assets
Investments at fair value	$4,299,513	$101,053,393	$9,238,354	$66,671,130	$94,503,685	$41,108,331

Units outstanding	166,880	6,029,037	588,444	2,456,826	3,611,722	2,057,878
Unit value	$25.76	$16.76	$15.70	$27.14	$26.17	$19.98

Shares	424,015	7,563,877	687,889	3,580,619	5,375,636	2,321,193
Cost	$4,785,675	$103,644,506	$10,304,141	$64,156,318	$92,251,765	$38,467,616

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	American New World Trust Series I	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series NAV	Bond Trust Series I	Bond Trust Series NAV	Capital Appreciation Trust Series I
Total Assets
Investments at fair value	$13,728,872	$34,609,882	$62,638,791	$3,815,438	$19,995,620	$23,583,795

Units outstanding	845,963	615,567	457,079	331,065	1,729,855	863,372
Unit value	$16.23	$56.22	$137.04	$11.52	$11.56	$27.32

Shares	1,235,722	1,260,834	2,281,923	286,659	1,502,301	2,017,433
Cost	$15,551,244	$33,831,097	$68,748,939	$3,932,660	$20,634,937	$25,978,447

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Capital Appreciation Trust Series NAV	Capital Appreciation Value Trust Series I	Capital Appreciation Value Trust Series NAV	Core Bond Trust Series I	Core Bond Trust Series NAV	Core Strategy Trust Series I
Total Assets
Investments at fair value	$21,802,143	$2,620,499	$54,138,095	$17,879,155	$60,928,479	$1,237,916

Units outstanding	812,101	131,659	2,710,774	856,789	3,634,667	78,800
Unit value	$26.85	$19.90	$19.97	$20.87	$16.76	$15.71

Shares	1,861,840	236,507	4,894,945	1,365,864	4,676,015	87,239
Cost	$25,325,115	$2,722,111	$58,326,378	$18,391,929	$62,449,189	$1,256,089

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Core Strategy Trust Series NAV	Emerging Markets Value Trust Series I	Emerging Markets Value Trust Series NAV	Equity Income Trust Series I (a)	Equity Income Trust Series NAV (b)	Financial Industries Trust Series I
Total Assets
Investments at fair value	$150,976,906	$2,720,675	$29,732,937	$40,459,580	$69,338,775	$4,467,614

Units outstanding	9,567,584	201,982	2,746,637	793,634	1,359,594	162,550
Unit value	$15.78	$13.47	$10.83	$50.98	$51.00	$27.48

Shares	10,632,176	334,235	3,657,188	2,427,089	4,174,520	339,484
Cost	$153,715,159	$3,010,308	$32,222,955	$36,962,662	$69,748,425	$4,484,771

(a)	Renamed on May 2, 2016. Previously known as Equity-Income Trust Series I.
(b)	Renamed on May 2, 2016. Previously known as Equity-Income Trust Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Financial Industries Trust Series NAV	Fundamental All Cap Core Trust Series I	Fundamental All Cap Core Trust Series NAV	Fundamental Large Cap Value Trust Series I	Fundamental Large Cap Value Trust Series NAV	Global Bond Trust Series I
Total Assets
Investments at fair value	$9,926,646	$1,084,667	$14,635,472	$36,042,105	$40,526,585	$5,168,064

Units outstanding	299,659	26,389	598,924	1,166,491	1,861,460	169,268
Unit value	$33.13	$41.10	$24.44	$30.90	$21.77	$30.53

Shares	756,028	51,948	697,592	1,949,276	2,191,811	425,005
Cost	$9,573,893	$1,088,907	$12,433,021	$34,130,495	$37,567,651	$5,515,621

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Global Bond Trust Series NAV	Global Trust Series I	Global Trust Series NAV	Health Sciences Trust Series I	Health Sciences Trust Series NAV	High Yield Trust Series I
Total Assets
Investments at fair value	$26,791,017	$10,955,801	$27,563,499	$9,669,532	$34,510,549	$12,841,237

Units outstanding	873,741	335,109	1,557,573	138,957	635,767	376,317
Unit value	$30.66	$32.69	$17.70	$69.59	$54.28	$34.12

Shares	2,210,480	583,376	1,469,270	442,947	1,562,978	2,455,303
Cost	$28,090,002	$11,009,876	$28,778,548	$13,372,675	$45,892,148	$14,228,405

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	High Yield Trust Series NAV	International Equity Index Trust B Series I	International Equity Index Trust B Series NAV	International Growth Stock Trust Series I	International Growth Stock Trust Series NAV	International Small Company Trust Series I
Total Assets
Investments at fair value	$28,818,189	$11,185,797	$50,083,601	$2,325,882	$14,092,791	$5,904,079

Units outstanding	1,276,928	982,629	1,121,042	194,161	1,173,493	372,932
Unit value	$22.57	$11.38	$44.68	$11.98	$12.01	$15.83

Shares	5,584,920	756,308	3,388,606	150,738	912,746	473,843
Cost	$30,813,264	$11,350,461	$52,648,621	$2,383,555	$14,443,348	$5,993,205

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	International Small Company Trust Series NAV	International Value Trust Series I	International Value Trust Series NAV	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series NAV	Lifestyle Aggressive MVP Series I
Total Assets
Investments at fair value	$20,743,066	$24,904,479	$35,852,577	$10,409,524	$12,629,356	$13,493,251

Units outstanding	1,305,742	1,005,167	2,242,445	297,205	763,224	451,177
Unit value	$15.89	$24.78	$15.99	$35.02	$16.55	$29.91

Shares	1,664,773	2,000,360	2,903,043	947,181	1,153,366	1,369,873
Cost	$19,938,149	$24,247,506	$36,281,592	$10,984,646	$13,158,439	$12,871,854

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Lifestyle Aggressive MVP Series NAV	Lifestyle Aggressive Trust PS Series NAV	Lifestyle Balanced MVP Series I	Lifestyle Balanced MVP Series NAV	Lifestyle Balanced Trust PS Series NAV	Lifestyle Conservative MVP Series I
Total Assets
Investments at fair value	$163,300,280	$2,278,595	$55,880,652	$400,325,328	$45,689,358	$3,292,052

Units outstanding	9,108,828	195,531	1,543,280	22,207,129	4,011,283	89,696
Unit value	$17.93	$11.65	$36.21	$18.03	$11.39	$36.70

Shares	16,578,709	177,876	4,637,398	33,139,514	3,318,036	296,048
Cost	$150,731,000	$2,316,680	$54,755,721	$411,392,460	$46,869,763	$3,691,495

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Lifestyle Conservative MVP Series NAV	Lifestyle Conservative Trust PS Series NAV	Lifestyle Growth MVP Series I	Lifestyle Growth MVP Series NAV	Lifestyle Growth Trust PS Series I	Lifestyle Growth Trust PS Series NAV
Total Assets
Investments at fair value	$33,973,109	$2,857,003	$69,871,630	$547,356,347	$500,735	$100,606,509

Units outstanding	1,977,908	258,041	2,107,664	30,780,881	49,096	8,683,823
Unit value	$17.18	$11.07	$33.15	$17.78	$10.20	$11.59

Shares	3,049,651	221,473	5,378,878	42,104,334	34,462	6,928,823
Cost	$37,464,864	$2,978,032	$61,033,520	$513,316,425	$500,370	$101,447,477

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Lifestyle Moderate MVP Series I	Lifestyle Moderate MVP Series NAV	Lifestyle Moderate Trust PS Series NAV	M Capital Appreciation	M International Equity	M Large Cap Growth
Total Assets
Investments at fair value	$13,629,076	$85,238,509	$13,333,885	$14,508,263	$11,682,262	$12,510,911

Units outstanding	363,787	4,728,247	1,181,426	150,799	368,200	236,857
Unit value	$37.46	$18.03	$11.29	$96.21	$31.73	$52.82

Shares	1,169,878	7,316,610	988,427	495,501	1,050,563	626,485
Cost	$14,891,184	$92,242,046	$13,736,602	$13,966,622	$12,645,748	$14,164,705

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	M Large Cap Value	Mid Cap Index Trust Series I	Mid Cap Index Trust Series NAV	Mid Cap Stock Trust Series I	Mid Cap Stock Trust Series NAV	Mid Value Trust Series I
Total Assets
Investments at fair value	$11,704,245	$15,865,409	$43,027,331	$18,316,996	$24,502,226	$14,081,961

Units outstanding	450,559	322,241	1,331,350	522,065	320,684	452,518
Unit value	$25.98	$49.23	$32.32	$35.09	$76.41	$31.12

Shares	908,010	744,156	2,018,168	1,293,573	1,712,245	1,211,873
Cost	$11,850,029	$15,059,490	$41,311,862	$19,312,223	$28,087,772	$14,438,423

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Mid Value Trust Series NAV	Money Market Trust Series I	Money-Market Trust Series NAV	PIMCO All Asset	Real Estate Securities Trust Series I	Real Estate Securities Trust Series NAV
Total Assets
Investments at fair value	$26,794,995	$35,039,746	$110,181,536	$22,913,755	$27,760,808	$53,069,075

Units outstanding	560,117	1,420,598	11,007,435	1,369,696	152,252	347,455
Unit value	$47.84	$24.67	$10.01	$16.73	$182.33	$152.74

Shares	2,317,906	35,039,746	110,181,536	2,250,860	1,488,515	2,862,410
Cost	$27,120,385	$35,039,746	$110,181,536	$24,318,520	$18,587,658	$46,860,260

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Science & Technology Trust Series I	Science & Technology Trust Series NAV	Short Term Government Income Trust Series I	Short Term Government Income Trust Series NAV	Small Cap Growth Trust Series I	Small Cap Growth Trust Series NAV
Total Assets
Investments at fair value	$16,892,228	$19,631,138	$5,814,121	$16,625,600	$2,195,625	$17,275,585

Units outstanding	430,963	631,328	540,725	1,540,743	85,208	564,985
Unit value	$39.20	$31.09	$10.75	$10.79	$25.77	$30.58

Shares	751,434	865,571	479,713	1,371,749	274,111	2,135,425
Cost	$17,351,470	$21,056,302	$6,068,025	$17,220,442	$2,759,469	$21,164,512

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Small Cap Index Trust Series I	Small Cap Index Trust Series NAV	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series NAV	Small Cap Value Trust Series I	Small Cap Value Trust Series NAV
Total Assets
Investments at fair value	$9,614,434	$28,653,073	$34,073,896	$17,570,444	$5,265,842	$34,009,921

Units outstanding	256,073	955,927	762,127	797,432	176,951	406,007
Unit value	$37.55	$29.97	$44.71	$22.03	$29.76	$83.77

Shares	652,268	1,942,581	1,097,035	568,623	244,809	1,586,284
Cost	$8,859,819	$27,418,261	$32,678,368	$16,718,792	$5,350,139	$34,421,902

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Small Company Value Trust Series I	Small Company Value Trust Series NAV	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series NAV	Total Bond Market Trust B Series NAV	Total Stock Market Index Trust Series I
Total Assets
Investments at fair value	$16,324,851	$24,089,535	$8,445,319	$26,858,671	$19,505,110	$6,682,912

Units outstanding	381,367	844,484	307,359	1,316,714	803,505	249,913
Unit value	$42.81	$28.53	$27.48	$20.40	$24.28	$26.74

Shares	740,020	1,094,979	629,778	2,008,876	1,936,952	347,887
Cost	$12,742,330	$22,450,730	$8,424,142	$26,960,797	$20,228,931	$5,449,997

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Total Stock Market Index Trust Series NAV	Ultra Short Term Bond Trust Series I	Ultra Short Term Bond Trust Series NAV	Utilities Trust Series I	Utilities Trust Series NAV	Value Trust Series I
Total Assets
Investments at fair value	$38,852,074	$1,217,054	$3,916,982	$3,492,160	$15,390,263	$14,700,165

Units outstanding	435,985	120,520	386,353	98,578	542,473	239,452
Unit value	$89.11	$10.10	$10.14	$35.43	$28.37	$61.39

Shares	2,023,546	105,647	339,721	277,156	1,223,391	694,387
Cost	$34,607,537	$1,236,778	$3,989,230	$3,745,012	$17,387,209	$12,781,966

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

Value Trust Series NAV
Total Assets
Investments at fair value	$15,756,910

Units outstanding	549,771
Unit value	$28.66

Shares	745,713
Cost	$16,775,152

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Fund B Series NAV		Active Bond Trust Series I		Active Bond Trust Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$4,387,130	$3,529,337	$276,327	$344,633	$820,441	$946,360
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	4,387,130	3,529,337	276,327	344,633	820,441	946,360

Realized gains (losses) on investments:
Capital gain distributions received	3,517,463	1,971,519	—	—	—	—
Net realized gain (loss)	10,359,474	10,092,897	29,292	167,344	(175,060)	(52,133)

Realized gains (losses)	13,876,937	12,064,416	29,292	167,344	(175,060)	(52,133)

Unrealized appreciation (depreciation) during the period	7,690,241	(13,401,966)	(13,386)	(498,231)	204,058	(917,593)

Net increase (decrease) in net assets from operations	25,954,308	2,191,787	292,233	13,746	849,439	(23,366)

Changes from principal transactions:
Purchase payments	16,381,618	15,143,018	250,147	222,455	2,000,028	1,895,759
Transfers between sub-accounts and the company	45,124,001	8,973,147	1,041,625	42,039	2,326,527	3,578,289
Transfers on general account policy loans	160,429	(1,959,421)	(1,184)	48,782	(102,791)	(89,271)
Withdrawals	(7,128,368)	(6,644,937)	(283,344)	(150,336)	(703,669)	(370,495)
Annual contract fee	(11,096,298)	(9,803,043)	(495,245)	(416,794)	(1,032,587)	(837,731)

Net increase (decrease) in net assets from principal transactions	43,441,382	5,708,764	511,999	(253,854)	2,487,508	4,176,551

Total increase (decrease) in net assets	69,395,690	7,900,551	804,232	(240,108)	3,336,947	4,153,185
Net assets at beginning of period	203,857,936	195,957,385	6,686,850	6,926,958	19,028,742	14,875,557

Net assets at end of period	$273,253,626	$203,857,936	$7,491,082	$6,686,850	$22,365,689	$19,028,742

	2016	2015	2016	2015	2016	2015
Units, beginning of period	5,507,852	5,455,186	306,255	317,786	267,427	209,301
Units issued	1,713,371	764,300	62,789	33,315	88,442	87,088
Units redeemed	(635,103)	(711,634)	(40,226)	(44,846)	(55,074)	(28,962)

Units, end of period	6,586,120	5,507,852	328,818	306,255	300,795	267,427

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	All Cap Core Trust Series I		All Cap Core Trust Series NAV		Alpha Opportunities Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$140,733	$85,444	$105,661	$71,088	$10,202	$4,034
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	140,733	85,444	105,661	71,088	10,202	4,034

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	94,232	127,199
Net realized gain (loss)	387,290	509,524	444,116	517,501	(182,580)	(25,925)

Realized gains (losses)	387,290	509,524	444,116	517,501	(88,348)	101,274

Unrealized appreciation (depreciation) during the period	304,439	(335,453)	82,864	(403,699)	108,242	(105,019)

Net increase (decrease) in net assets from operations	832,462	259,515	632,641	184,890	30,096	289

Changes from principal transactions:
Purchase payments	248,657	275,125	459,812	420,406	12,008	19,928
Transfers between sub-accounts and the company	(101,735)	71,070	96,234	(413,442)	23,503	(149,883)
Transfers on general account policy loans	(16,429)	(29,715)	1,621	(49,659)	—	—
Withdrawals	(552,546)	(835,285)	(645,512)	(77,825)	(9,835)	(8,723)
Annual contract fee	(552,109)	(574,348)	(269,599)	(279,888)	(16,472)	(19,046)

Net increase (decrease) in net assets from principal transactions	(974,162)	(1,093,153)	(357,444)	(400,408)	9,204	(157,724)

Total increase (decrease) in net assets	(141,700)	(833,638)	275,197	(215,518)	39,300	(157,435)
Net assets at beginning of period	8,724,216	9,557,854	5,947,060	6,162,578	553,356	710,791

Net assets at end of period	$8,582,516	$8,724,216	$6,222,257	$5,947,060	$592,656	$553,356

	2016	2015	2016	2015	2016	2015
Units, beginning of period	263,001	295,594	286,449	304,677	24,033	30,871
Units issued	5,105	9,308	43,355	55,598	19,883	748
Units redeemed	(34,079)	(41,901)	(58,935)	(73,826)	(19,567)	(7,586)

Units, end of period	234,027	263,001	270,869	286,449	24,349	24,033

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Alpha Opportunities Trust Series NAV		American Asset Allocation Trust Series I		American Global Growth Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$71,783	$23,880	$1,250,978	$1,751,398	$86,321	$133,905
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	71,783	23,880	1,250,978	1,751,398	86,321	133,905

Realized gains (losses) on investments:
Capital gain distributions received	391,198	612,789	11,870,800	6,660,024	988,494	553,330
Net realized gain (loss)	(536,339)	(148,139)	1,139,987	2,981,583	(162,991)	207,610

Realized gains (losses)	(145,141)	464,650	13,010,787	9,641,607	825,503	760,940

Unrealized appreciation (depreciation) during the period	286,094	(494,260)	(6,439,216)	(10,784,264)	(984,628)	(576,537)

Net increase (decrease) in net assets from operations	212,736	(5,730)	7,822,549	608,741	(72,804)	318,308

Changes from principal transactions:
Purchase payments	395,700	383,447	8,748,917	6,301,243	922,619	724,147
Transfers between sub-accounts and the company	599,817	(168,841)	10,396,517	8,282,745	676,617	2,931,125
Transfers on general account policy loans	14,155	(22,041)	38,835	(77,395)	(54,555)	(568,301)
Withdrawals	(51,131)	(12,705)	(1,560,303)	(3,363,204)	(170,101)	(51,035)
Annual contract fee	(203,350)	(180,200)	(5,341,760)	(4,304,551)	(417,777)	(353,343)

Net increase (decrease) in net assets from principal transactions	755,191	(340)	12,282,206	6,838,838	956,803	2,682,593

Total increase (decrease) in net assets	967,927	(6,070)	20,104,755	7,447,579	883,999	3,000,901
Net assets at beginning of period	3,331,586	3,337,656	80,948,638	73,501,059	8,354,355	5,353,454

Net assets at end of period	$4,299,513	$3,331,586	$101,053,393	$80,948,638	$9,238,354	$8,354,355

	2016	2015	2016	2015	2016	2015
Units, beginning of period	136,746	136,948	5,263,868	4,830,178	533,644	364,648
Units issued	79,286	38,778	1,229,868	1,306,364	208,587	247,531
Units redeemed	(49,152)	(38,980)	(464,699)	(872,674)	(153,787)	(78,535)

Units, end of period	166,880	136,746	6,029,037	5,263,868	588,444	533,644

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth Trust Series I		American Growth-Income Trust Series I		American International Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$251,908	$155,865	$1,480,172	$1,191,405	$413,506	$480,692
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	251,908	155,865	1,480,172	1,191,405	413,506	480,692

Realized gains (losses) on investments:
Capital gain distributions received	18,948,801	3,483,227	21,956,006	9,660,771	—	1
Net realized gain (loss)	2,882,671	5,115,168	3,706,851	4,779,236	1,102,422	1,712,431

Realized gains (losses)	21,831,472	8,598,395	25,662,857	14,440,007	1,102,422	1,712,432

Unrealized appreciation (depreciation) during the period	(16,486,301)	(4,810,480)	(17,616,179)	(14,579,453)	(231,497)	(4,197,663)

Net increase (decrease) in net assets from operations	5,597,079	3,943,780	9,526,850	1,051,959	1,284,431	(2,004,539)

Changes from principal transactions:
Purchase payments	3,630,295	3,826,790	4,499,640	4,644,745	2,786,041	3,126,166
Transfers between sub-accounts and the company	528,365	(2,818,470)	2,244,763	81,752	(31,226)	2,062,811
Transfers on general account policy loans	(300,523)	(551,789)	(247,399)	(380,622)	(75,106)	(267,951)
Withdrawals	(2,081,187)	(1,831,887)	(3,455,282)	(3,883,610)	(1,168,126)	(1,106,252)
Annual contract fee	(2,977,105)	(2,866,999)	(4,300,389)	(4,180,672)	(1,606,043)	(1,662,191)

Net increase (decrease) in net assets from principal transactions	(1,200,155)	(4,242,355)	(1,258,667)	(3,718,407)	(94,460)	2,152,583

Total increase (decrease) in net assets	4,396,924	(298,575)	8,268,183	(2,666,448)	1,189,971	148,044
Net assets at beginning of period	62,274,206	62,572,781	86,235,502	88,901,950	39,918,360	39,770,316

Net assets at end of period	$66,671,130	$62,274,206	$94,503,685	$86,235,502	$41,108,331	$39,918,360

	2016	2015	2016	2015	2016	2015
Units, beginning of period	2,485,246	2,634,239	3,601,853	3,705,884	2,037,560	1,879,080
Units issued	307,514	321,156	402,945	289,406	279,634	455,170
Units redeemed	(335,934)	(470,149)	(393,076)	(393,437)	(259,316)	(296,690)

Units, end of period	2,456,826	2,485,246	3,611,722	3,601,853	2,057,878	2,037,560

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American New World Trust Series I		Blue Chip Growth Trust Series I		Blue Chip Growth Trust Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$53,044	$186,342	$4,171	$—	$30,114	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	53,044	186,342	4,171	—	30,114	—

Realized gains (losses) on investments:
Capital gain distributions received	493,160	1,226,455	5,824,423	7,237,541	9,389,303	9,190,684
Net realized gain (loss)	(272,755)	(76,270)	3,267,259	2,956,909	1,335,071	2,957,616

Realized gains (losses)	220,405	1,150,185	9,091,682	10,194,450	10,724,374	12,148,300

Unrealized appreciation (depreciation) during the period	305,319	(1,794,027)	(9,032,049)	(6,196,454)	(10,067,696)	(7,116,885)

Net increase (decrease) in net assets from operations	578,768	(457,500)	63,804	3,997,996	686,792	5,031,415

Changes from principal transactions:
Purchase payments	1,172,177	1,213,862	1,148,937	1,126,659	5,580,045	4,738,247
Transfers between sub-accounts and the company	1,493,153	3,553,032	(2,697,632)	741,077	4,621,251	8,140,309
Transfers on general account policy loans	(18,440)	(45,629)	(95,354)	8,650	(555,882)	(472,496)
Withdrawals	(229,927)	(89,586)	(1,560,822)	(2,486,696)	(1,209,219)	(1,238,184)
Annual contract fee	(558,142)	(542,625)	(2,091,726)	(2,143,879)	(2,739,367)	(2,377,880)

Net increase (decrease) in net assets from principal transactions	1,858,821	4,089,054	(5,296,597)	(2,754,189)	5,696,828	8,789,996

Total increase (decrease) in net assets	2,437,589	3,631,554	(5,232,793)	1,243,807	6,383,620	13,821,411
Net assets at beginning of period	11,291,283	7,659,729	39,842,675	38,598,868	56,255,171	42,433,760

Net assets at end of period	$13,728,872	$11,291,283	$34,609,882	$39,842,675	$62,638,791	$56,255,171

	2016	2015	2016	2015	2016	2015
Units, beginning of period	730,027	477,111	714,376	768,611	413,994	347,031
Units issued	199,157	349,385	16,649	76,650	99,806	119,728
Units redeemed	(83,221)	(96,469)	(115,458)	(130,885)	(56,721)	(52,765)

Units, end of period	845,963	730,027	615,567	714,376	457,079	413,994

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Bond Trust Series I		Bond Trust Series NAV		Capital Appreciation Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$113,399	$25,339	$593,340	$200,086	$—	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	113,399	25,339	593,340	200,086	—	—

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	3,977,121	4,849,701
Net realized gain (loss)	12,553	(6,551)	29,541	7,027	1,294,956	2,104,813

Realized gains (losses)	12,553	(6,551)	29,541	7,027	5,272,077	6,954,514

Unrealized appreciation (depreciation) during the period	(97,274)	(12,828)	(393,197)	(178,270)	(5,711,708)	(4,112,290)

Net increase (decrease) in net assets from operations	28,678	5,960	229,684	28,843	(439,631)	2,842,224

Changes from principal transactions:
Purchase payments	95,211	13,835	1,919,420	802,489	874,258	874,786
Transfers between sub-accounts and the company	3,443,218	(190,040)	12,868,593	(1,036,897)	(2,437,966)	(234,305)
Transfers on general account policy loans	6,232	686	(128,101)	9,403	156,567	8,231
Withdrawals	(419,667)	(62,455)	(684,067)	(123,832)	(885,016)	(1,702,121)
Annual contract fee	(155,838)	(48,528)	(867,173)	(438,738)	(1,425,257)	(1,452,039)

Net increase (decrease) in net assets from principal transactions	2,969,156	(286,502)	13,108,672	(787,575)	(3,717,414)	(2,505,448)

Total increase (decrease) in net assets	2,997,834	(280,542)	13,338,356	(758,732)	(4,157,045)	336,776
Net assets at beginning of period	817,604	1,098,146	6,657,264	7,415,996	27,740,840	27,404,064

Net assets at end of period	$3,815,438	$817,604	$19,995,620	$6,657,264	$23,583,795	$27,740,840

	2016	2015	2016	2015	2016	2015
Units, beginning of period	73,119	98,445	594,351	664,034	1,004,619	1,106,120
Units issued	338,454	26,252	1,450,800	96,378	31,894	104,376
Units redeemed	(80,508)	(51,578)	(315,296)	(166,061)	(173,141)	(205,877)

Units, end of period	331,065	73,119	1,729,855	594,351	863,372	1,004,619

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Trust Series NAV		Capital Appreciation Value Trust Series I		Capital Appreciation Value Trust Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$1,972	$5,357	$33,900	$21,140	$690,308	$379,704
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,972	5,357	33,900	21,140	690,308	379,704

Realized gains (losses) on investments:
Capital gain distributions received	3,428,848	3,755,477	244,943	171,193	4,460,146	4,085,731
Net realized gain (loss)	79,674	1,600,604	9,027	(107,888)	(344,812)	25,515

Realized gains (losses)	3,508,522	5,356,081	253,970	63,305	4,115,334	4,111,246

Unrealized appreciation (depreciation) during the period	(3,795,459)	(3,050,282)	(129,756)	65,144	(1,417,364)	(3,114,355)

Net increase (decrease) in net assets from operations	(284,965)	2,311,156	158,114	149,589	3,388,278	1,376,595

Changes from principal transactions:
Purchase payments	1,799,419	2,023,842	50,013	37,595	4,904,957	3,556,067
Transfers between sub-accounts and the company	167,945	(1,265,017)	1,504,962	(214,136)	15,780,475	6,512,532
Transfers on general account policy loans	(85,866)	(349,952)	—	—	(152,128)	(112,922)
Withdrawals	(635,696)	(299,447)	(6,160)	(35,728)	(471,767)	(471,379)
Annual contract fee	(927,677)	(938,415)	(74,841)	(44,423)	(2,208,589)	(1,469,005)

Net increase (decrease) in net assets from principal transactions	318,125	(828,989)	1,473,974	(256,692)	17,852,948	8,015,293

Total increase (decrease) in net assets	33,160	1,482,167	1,632,088	(107,103)	21,241,226	9,391,888
Net assets at beginning of period	21,768,983	20,286,816	988,411	1,095,514	32,896,869	23,504,981

Net assets at end of period	$21,802,143	$21,768,983	$2,620,499	$988,411	$54,138,095	$32,896,869

	2016	2015	2016	2015	2016	2015
Units, beginning of period	802,793	834,006	53,691	62,652	1,782,077	1,340,340
Units issued	181,555	181,576	93,746	159,119	1,118,833	632,277
Units redeemed	(172,247)	(212,789)	(15,778)	(168,080)	(190,136)	(190,540)

Units, end of period	812,101	802,793	131,659	53,691	2,710,774	1,782,077

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Bond Trust Series I		Core Bond Trust Series NAV		Core Strategy Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$371,869	$332,825	$1,267,077	$909,756	$24,794	$36,442
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	371,869	332,825	1,267,077	909,756	24,794	36,442

Realized gains (losses) on investments:
Capital gain distributions received	10,441	44,570	33,351	119,033	57,288	55,329
Net realized gain (loss)	(8,301)	(51,186)	4,399	(203,251)	2,087	15,795

Realized gains (losses)	2,140	(6,616)	37,750	(84,218)	59,375	71,124

Unrealized appreciation (depreciation) during the period	187,858	(651,416)	217,509	(1,576,955)	16,240	(103,454)

Net increase (decrease) in net assets from operations	561,867	(325,207)	1,522,336	(751,417)	100,409	4,112

Changes from principal transactions:
Purchase payments	530,699	409,467	5,483,584	4,228,837	66,400	94,838
Transfers between sub-accounts and the company	(28,959)	19,525,066	5,790,878	45,921,968	(196,672)	(112,307)
Transfers on general account policy loans	174,248	(16,659)	(600,934)	(192,530)	308	(13)
Withdrawals	(2,015,860)	(793,450)	(1,563,414)	(692,704)	(194,205)	(44,379)
Annual contract fee	(837,352)	(639,046)	(2,828,154)	(1,849,131)	(118,919)	(183,116)

Net increase (decrease) in net assets from principal transactions	(2,177,224)	18,485,378	6,281,960	47,416,440	(443,088)	(244,977)

Total increase (decrease) in net assets	(1,615,357)	18,160,171	7,804,296	46,665,023	(342,679)	(240,865)
Net assets at beginning of period	19,494,512	1,334,341	53,124,183	6,459,160	1,580,595	1,821,460

Net assets at end of period	$17,879,155	$19,494,512	$60,928,479	$53,124,183	$1,237,916	$1,580,595

	2016	2015	2016	2015	2016	2015
Units, beginning of period	959,805	65,904	3,255,465	397,238	107,776	124,068
Units issued	55,163	980,956	877,449	3,492,929	5,916	5,490
Units redeemed	(158,179)	(87,055)	(498,247)	(634,702)	(34,892)	(21,782)

Units, end of period	856,789	959,805	3,634,667	3,255,465	78,800	107,776

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Strategy Trust Series NAV		Emerging Markets Value Trust Series I		Emerging Markets Value Trust Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$3,090,652	$3,251,421	$51,808	$53,043	$605,189	$526,386
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	3,090,652	3,251,421	51,808	53,043	605,189	526,386

Realized gains (losses) on investments:
Capital gain distributions received	5,957,053	4,643,290	—	—	—	—
Net realized gain (loss)	412,326	1,034,716	(156,988)	(204,206)	(1,465,612)	(1,644,622)

Realized gains (losses)	6,369,379	5,678,006	(156,988)	(204,206)	(1,465,612)	(1,644,622)

Unrealized appreciation (depreciation) during the period	447,466	(9,166,307)	492,730	(370,149)	5,234,079	(4,161,711)

Net increase (decrease) in net assets from operations	9,907,497	(236,880)	387,550	(521,312)	4,373,656	(5,279,947)

Changes from principal transactions:
Purchase payments	17,018,620	15,956,396	148,991	63,253	3,217,852	3,209,221
Transfers between sub-accounts and the company	1,277,280	(3,362,635)	163,464	172,172	1,276,857	3,192,383
Transfers on general account policy loans	(474,544)	(686,549)	(10,045)	4,279	(42,942)	(150,807)
Withdrawals	(3,956,812)	(4,844,584)	(15,670)	(247,392)	(651,827)	(365,743)
Annual contract fee	(8,807,045)	(8,528,912)	(108,327)	(102,702)	(1,187,779)	(1,095,134)

Net increase (decrease) in net assets from principal transactions	5,057,499	(1,466,284)	178,413	(110,390)	2,612,161	4,789,920

Total increase (decrease) in net assets	14,964,996	(1,703,164)	565,963	(631,702)	6,985,817	(490,027)
Net assets at beginning of period	136,011,910	137,715,074	2,154,712	2,786,414	22,747,120	23,237,147

Net assets at end of period	$150,976,906	$136,011,910	$2,720,675	$2,154,712	$29,732,937	$22,747,120

	2016	2015	2016	2015	2016	2015
Units, beginning of period	9,236,175	9,346,456	188,762	197,537	2,481,285	2,051,850
Units issued	921,152	914,014	62,096	36,915	757,567	968,452
Units redeemed	(589,743)	(1,024,295)	(48,876)	(45,690)	(492,215)	(539,017)

Units, end of period	9,567,584	9,236,175	201,982	188,762	2,746,637	2,481,285

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Equity Income Trust Series I		Equity Income Trust Series NAV		Financial Industries Trust Series I
	2016 (b)	2015	2016 (c)	2015	2016	2015
Income:
Dividend distributions received	$849,935	$798,875	$1,464,623	$1,290,654	$32,666	$27,117
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	849,935	798,875	1,464,623	1,290,654	32,666	27,117

Realized gains (losses) on investments:
Capital gain distributions received	3,737,993	3,726,417	6,187,986	5,820,976	—	845,009
Net realized gain (loss)	2,397,460	2,094,930	(645,537)	2,848,371	(110,049)	55,425

Realized gains (losses)	6,135,453	5,821,347	5,542,449	8,669,347	(110,049)	900,434

Unrealized appreciation (depreciation) during the period	(202,740)	(9,533,145)	4,213,881	(14,343,521)	451,660	(1,000,590)

Net increase (decrease) in net assets from operations	6,782,648	(2,912,923)	11,220,953	(4,383,520)	374,277	(73,039)

Changes from principal transactions:
Purchase payments	1,445,881	1,459,539	5,270,024	5,682,807	64,775	47,817
Transfers between sub-accounts and the company	(1,986,217)	(1,383,254)	(2,941,509)	(4,035,461)	1,534,807	85,707
Transfers on general account policy loans	(199,754)	(37,709)	(452,901)	(683,317)	(4,801)	3,536
Withdrawals	(1,515,739)	(2,067,226)	(1,720,660)	(1,030,885)	(54,882)	(138,811)
Annual contract fee	(2,256,866)	(2,298,102)	(2,610,377)	(2,592,292)	(93,760)	(85,105)

Net increase (decrease) in net assets from principal transactions	(4,512,695)	(4,326,752)	(2,455,423)	(2,659,148)	1,446,139	(86,856)

Total increase (decrease) in net assets	2,269,953	(7,239,675)	8,765,530	(7,042,668)	1,820,416	(159,895)
Net assets at beginning of period	38,189,627	45,429,302	60,573,245	67,615,913	2,647,198	2,807,093

Net assets at end of period	$40,459,580	$38,189,627	$69,338,775	$60,573,245	$4,467,614	$2,647,198

	2016	2015	2016	2015	2016	2015
Units, beginning of period	892,354	989,889	1,415,554	1,474,866	114,973	118,692
Units issued	17,013	19,749	215,191	218,911	76,917	5,543
Units redeemed	(115,733)	(117,284)	(271,151)	(278,223)	(29,340)	(9,262)

Units, end of period	793,634	892,354	1,359,594	1,415,554	162,550	114,973

(b)	Renamed on May 2, 2016. Previously known as Equity-Income Trust Series I.
(c)	Renamed on May 2, 2016. Previously known as Equity-Income Trust Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Financial Industries Trust Series NAV		Franklin Templeton Founding Allocation Trust Series I		Franklin Templeton Founding Allocation Trust Series NAV
	2016	2015	2016 (d)	2015	2016 (e)	2015
Income:
Dividend distributions received	$118,255	$84,277	$10,190	$10,867	$1,063,638	$1,319,918
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	118,255	84,277	10,190	10,867	1,063,638	1,319,918

Realized gains (losses) on investments:
Capital gain distributions received	—	2,498,794	25,789	—	2,644,753	—
Net realized gain (loss)	(641,970)	108,001	35,418	7,233	(1,736,647)	411,841

Realized gains (losses)	(641,970)	2,606,795	61,207	7,233	908,106	411,841

Unrealized appreciation (depreciation) during the period	2,004,166	(2,942,339)	(36,096)	(41,081)	1,752,329	(4,405,532)

Net increase (decrease) in net assets from operations	1,480,451	(251,267)	35,301	(22,981)	3,724,073	(2,673,773)

Changes from principal transactions:
Purchase payments	555,987	569,007	10,001	6,755	3,736,639	4,207,560
Transfers between sub-accounts and the company	787,739	1,879,015	(403,498)	534	(49,154,555)	5,558,552
Transfers on general account policy loans	(942)	(150,889)	—	—	(24,963)	(107,653)
Withdrawals	(190,830)	(273,741)	75	123	(495,141)	(366,809)
Annual contract fee	(341,714)	(332,542)	(12,495)	(13,319)	(1,996,162)	(2,106,168)

Net increase (decrease) in net assets from principal transactions	810,240	1,690,850	(405,917)	(5,907)	(47,934,182)	7,185,482

Total increase (decrease) in net assets	2,290,691	1,439,583	(370,616)	(28,888)	(44,210,109)	4,511,709
Net assets at beginning of period	7,635,955	6,196,372	370,616	399,504	44,210,109	39,698,400

Net assets at end of period	$9,926,646	$7,635,955	$—	$370,616	$—	$44,210,109

	2016	2015	2016	2015	2016	2015
Units, beginning of period	275,391	217,693	27,114	27,532	3,224,632	2,728,857
Units issued	98,888	116,525	6,993	1,074	365,738	631,698
Units redeemed	(74,620)	(58,827)	(34,107)	(1,492)	(3,590,370)	(135,923)

Units, end of period	299,659	275,391	—	27,114	—	3,224,632

(d)

Terminated as an investment option and funds transferred to Lifestyle Growth Trust PS Series I on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(e)

Terminated as an investment option and funds transferred to Lifestyle Growth Trust PS Series NAV on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental All Cap Core Trust Series I		Fundamental All Cap Core Trust Series NAV		Fundamental Large Cap Value Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$5,972	$—	$89,644	$—	$752,457	$380,095
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	5,972	—	89,644	—	752,457	380,095

Realized gains (losses) on investments:
Capital gain distributions received	137,779	45,822	1,751,890	603,167	—	—
Net realized gain (loss)	43,571	95,787	510,250	776,764	(114,571)	488,283

Realized gains (losses)	181,350	141,609	2,262,140	1,379,931	(114,571)	488,283

Unrealized appreciation (depreciation) during the period	(97,580)	(112,332)	(1,253,271)	(847,422)	2,602,438	(1,249,037)

Net increase (decrease) in net assets from operations	89,742	29,277	1,098,513	532,509	3,240,324	(380,659)

Changes from principal transactions:
Purchase payments	37,314	20,970	790,842	741,817	1,338,122	1,297,099
Transfers between sub-accounts and the company	(1,546)	105,500	920,232	807,814	(797,024)	59,219
Transfers on general account policy loans	2,699	(195)	(255,007)	(75,738)	(150,243)	(56,320)
Withdrawals	(6,100)	(834)	(365,126)	(317,922)	(1,736,693)	(2,083,063)
Annual contract fee	(48,618)	(39,304)	(703,379)	(684,156)	(2,056,077)	(2,170,415)

Net increase (decrease) in net assets from principal transactions	(16,251)	86,137	387,562	471,815	(3,401,915)	(2,953,480)

Total increase (decrease) in net assets	73,491	115,414	1,486,075	1,004,324	(161,591)	(3,334,139)
Net assets at beginning of period	1,011,176	895,762	13,149,397	12,145,073	36,203,696	39,537,835

Net assets at end of period	$1,084,667	$1,011,176	$14,635,472	$13,149,397	$36,042,105	$36,203,696

	2016	2015	2016	2015	2016	2015
Units, beginning of period	26,653	24,558	583,302	560,773	1,290,900	1,394,135
Units issued	4,767	11,358	88,390	106,902	40,414	35,395
Units redeemed	(5,031)	(9,263)	(72,768)	(84,373)	(164,823)	(138,630)

Units, end of period	26,389	26,653	598,924	583,302	1,166,491	1,290,900

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental Large Cap Value Trust Series NAV		Global Bond Trust Series I		Global Bond Trust Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$862,647	$409,363	$—	$139,318	$—	$630,566
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	862,647	409,363	—	139,318	—	630,566

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	432,067	944,900	(658)	(7,854)	(172,691)	(228,673)

Realized gains (losses)	432,067	944,900	(658)	(7,854)	(172,691)	(228,673)

Unrealized appreciation (depreciation) during the period	2,646,507	(1,720,425)	175,208	(332,448)	631,185	(1,244,037)

Net increase (decrease) in net assets from operations	3,941,221	(366,162)	174,550	(200,984)	458,494	(842,144)

Changes from principal transactions:
Purchase payments	3,729,748	3,746,125	184,967	211,813	3,234,165	3,067,431
Transfers between sub-accounts and the company	(1,757,974)	2,856,109	(48,276)	(99,265)	2,113,311	(380,785)
Transfers on general account policy loans	(201,418)	(356,965)	(9,612)	(1,046)	(196,588)	(376,370)
Withdrawals	(774,488)	(770,578)	(140,988)	(447,748)	(693,844)	(497,861)
Annual contract fee	(1,680,546)	(1,614,266)	(258,453)	(254,587)	(1,214,026)	(1,108,159)

Net increase (decrease) in net assets from principal transactions	(684,678)	3,860,425	(272,362)	(590,833)	3,243,018	704,256

Total increase (decrease) in net assets	3,256,543	3,494,263	(97,812)	(791,817)	3,701,512	(137,888)
Net assets at beginning of period	37,270,042	33,775,779	5,265,876	6,057,693	23,089,505	23,227,393

Net assets at end of period	$40,526,585	$37,270,042	$5,168,064	$5,265,876	$26,791,017	$23,089,505

	2016	2015	2016	2015	2016	2015
Units, beginning of period	1,886,852	1,691,803	177,734	197,307	776,737	753,993
Units issued	346,371	476,698	14,590	9,209	267,917	190,675
Units redeemed	(371,763)	(281,649)	(23,056)	(28,782)	(170,913)	(167,931)

Units, end of period	1,861,460	1,886,852	169,268	177,734	873,741	776,737

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Trust Series I		Global Trust Series NAV		Health Sciences Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$471,443	$231,091	$1,194,009	$558,851	$6,841	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	471,443	231,091	1,194,009	558,851	6,841	—

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	2,460,743	2,860,776
Net realized gain (loss)	521,062	103,094	(181,288)	272,661	(437,758)	2,292,060

Realized gains (losses)	521,062	103,094	(181,288)	272,661	2,022,985	5,152,836

Unrealized appreciation (depreciation) during the period	(60,658)	(1,108,990)	1,366,945	(2,538,370)	(3,421,979)	(3,475,931)

Net increase (decrease) in net assets from operations	931,847	(774,805)	2,379,666	(1,706,858)	(1,392,153)	1,676,905

Changes from principal transactions:
Purchase payments	565,709	474,835	2,805,883	3,235,721	221,550	261,109
Transfers between sub-accounts and the company	(371,357)	(525,557)	(1,173,150)	(3,425,633)	(820,841)	(2,879,526)
Transfers on general account policy loans	(94,619)	(111,544)	(74,947)	(303,412)	32,733	80,473
Withdrawals	(279,017)	(692,773)	(998,532)	(394,544)	(659,482)	(780,703)
Annual contract fee	(655,524)	(704,548)	(1,278,253)	(1,324,904)	(407,533)	(481,723)

Net increase (decrease) in net assets from principal transactions	(834,808)	(1,559,587)	(718,999)	(2,212,772)	(1,633,573)	(3,800,370)

Total increase (decrease) in net assets	97,039	(2,334,392)	1,660,667	(3,919,630)	(3,025,726)	(2,123,465)
Net assets at beginning of period	10,858,762	13,193,154	25,902,832	29,822,462	12,695,258	14,818,723

Net assets at end of period	$10,955,801	$10,858,762	$27,563,499	$25,902,832	$9,669,532	$12,695,258

	2016	2015	2016	2015	2016	2015
Units, beginning of period	363,584	413,385	1,602,287	1,727,883	163,153	214,618
Units issued	24,704	12,308	177,182	328,762	14,958	45,976
Units redeemed	(53,179)	(62,109)	(221,896)	(454,358)	(39,154)	(97,441)

Units, end of period	335,109	363,584	1,557,573	1,602,287	138,957	163,153

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Health Sciences Trust Series NAV		High Yield Trust Series I		High Yield Trust Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$37,619	$—	$852,460	$975,360	$1,946,213	$1,949,098
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	37,619	—	852,460	975,360	1,946,213	1,949,098

Realized gains (losses) on investments:
Capital gain distributions received	8,466,254	6,005,699	—	—	—	—
Net realized gain (loss)	(416,245)	2,754,869	(229,367)	(69,754)	(1,184,018)	(488,802)

Realized gains (losses)	8,050,009	8,760,568	(229,367)	(69,754)	(1,184,018)	(488,802)

Unrealized appreciation (depreciation) during the period	(12,212,913)	(4,953,078)	1,212,033	(1,960,830)	3,425,211	(3,604,113)

Net increase (decrease) in net assets from operations	(4,125,285)	3,807,490	1,835,126	(1,055,224)	4,187,406	(2,143,817)

Changes from principal transactions:
Purchase payments	3,458,991	3,526,362	356,891	612,218	2,432,037	2,460,115
Transfers between sub-accounts and the company	(292,352)	4,312,607	(225,516)	(623,577)	172,523	(409,207)
Transfers on general account policy loans	(239,062)	(485,840)	(14,597)	14,726	(329,561)	(235,246)
Withdrawals	(1,061,846)	(821,880)	(298,227)	(540,689)	(599,165)	(249,283)
Annual contract fee	(1,740,084)	(1,728,630)	(623,651)	(689,035)	(1,297,237)	(1,213,962)

Net increase (decrease) in net assets from principal transactions	125,647	4,802,619	(805,100)	(1,226,357)	378,597	352,417

Total increase (decrease) in net assets	(3,999,638)	8,610,109	1,030,026	(2,281,581)	4,566,003	(1,791,400)
Net assets at beginning of period	38,510,187	29,900,078	11,811,211	14,092,792	24,252,186	26,043,586

Net assets at end of period	$34,510,549	$38,510,187	$12,841,237	$11,811,211	$28,818,189	$24,252,186

	2016	2015	2016	2015	2016	2015
Units, beginning of period	634,686	555,648	402,432	440,229	1,252,590	1,232,423
Units issued	137,000	206,685	19,025	21,327	304,159	315,980
Units redeemed	(135,919)	(127,647)	(45,140)	(59,124)	(279,821)	(295,813)

Units, end of period	635,767	634,686	376,317	402,432	1,276,928	1,252,590

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Core Trust Series I		International Core Trust Series NAV		International Equity Index Trust B Series I
	2016 (f)	2015	2016 (g)	2015	2016	2015
Income:
Dividend distributions received	$2,580,354	$443,171	$2,486,076	$502,599	$295,644	$298,167
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	2,580,354	443,171	2,486,076	502,599	295,644	298,167

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(3,534,460)	(601,051)	(4,540,456)	306,789	2,764	116,667

Realized gains (losses)	(3,534,460)	(601,051)	(4,540,456)	306,789	2,764	116,667

Unrealized appreciation (depreciation) during the period	1,066,896	(776,858)	2,122,635	(1,977,456)	194,768	(1,108,383)

Net increase (decrease) in net assets from operations	112,790	(934,738)	68,255	(1,168,068)	493,176	(693,549)

Changes from principal transactions:
Purchase payments	492,509	607,340	1,203,663	1,203,594	422,511	491,712
Transfers between sub-accounts and the company	(13,309,701)	2,557,922	(15,255,328)	5,931,394	32,568	286,792
Transfers on general account policy loans	(122,523)	31,402	(7,593)	(381,235)	(29,172)	49,461
Withdrawals	(455,880)	(509,622)	(1,128,160)	(110,459)	(654,322)	(605,365)
Annual contract fee	(586,286)	(958,139)	(470,244)	(625,189)	(558,355)	(569,432)

Net increase (decrease) in net assets from principal transactions	(13,981,881)	1,728,903	(15,657,662)	6,018,105	(786,770)	(346,832)

Total increase (decrease) in net assets	(13,869,091)	794,165	(15,589,407)	4,850,037	(293,594)	(1,040,381)
Net assets at beginning of period	13,869,091	13,074,926	15,589,407	10,739,370	11,479,391	12,519,772

Net assets at end of period	$—	$13,869,091	$—	$15,589,407	$11,185,797	$11,479,391

	2016	2015	2016	2015	2016	2015
Units, beginning of period	672,016	598,981	1,024,956	668,515	1,053,280	1,080,790
Units issued	24,537	135,250	115,854	549,848	60,788	66,915
Units redeemed	(696,553)	(62,215)	(1,140,810)	(193,407)	(131,439)	(94,425)

Units, end of period	—	672,016	—	1,024,956	982,629	1,053,280

(f)

Terminated as an investment option and funds transferred to International Value Trust Series I on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(g)

Terminated as an investment option and funds transferred to International Value Trust Series NAV on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Equity Index Trust B Series NAV		International Growth Stock Trust Series I		International Growth Stock Trust Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$1,301,184	$1,146,653	$42,307	$29,537	$244,498	$178,380
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,301,184	1,146,653	42,307	29,537	244,498	178,380

Realized gains (losses) on investments:
Capital gain distributions received	(1)	—	—	—	—	—
Net realized gain (loss)	(366,303)	434,665	87,597	76,136	129,568	139,813

Realized gains (losses)	(366,304)	434,665	87,597	76,136	129,568	139,813

Unrealized appreciation (depreciation) during the period	1,220,191	(4,378,528)	(166,729)	(132,967)	(501,804)	(621,158)

Net increase (decrease) in net assets from operations	2,155,071	(2,797,210)	(36,825)	(27,294)	(127,738)	(302,965)

Changes from principal transactions:
Purchase payments	5,196,806	5,397,024	211,276	94,696	1,255,352	925,583
Transfers between sub-accounts and the company	2,029,031	5,219,885	759,739	(84,628)	3,930,537	1,759,177
Transfers on general account policy loans	(212,400)	(500,950)	(16,914)	(36,636)	(32,433)	(38,797)
Withdrawals	(1,437,926)	(627,273)	(131,744)	(98,985)	(280,072)	(100,194)
Annual contract fee	(1,876,615)	(1,752,117)	(103,227)	(95,781)	(614,059)	(434,314)

Net increase (decrease) in net assets from principal transactions	3,698,896	7,736,569	719,130	(221,334)	4,259,325	2,111,455

Total increase (decrease) in net assets	5,853,967	4,939,359	682,305	(248,628)	4,131,587	1,808,490
Net assets at beginning of period	44,229,634	39,290,275	1,643,577	1,892,205	9,961,204	8,152,714

Net assets at end of period	$50,083,601	$44,229,634	$2,325,882	$1,643,577	$14,092,791	$9,961,204

	2016	2015	2016	2015	2016	2015
Units, beginning of period	1,033,879	865,114	135,399	152,343	819,539	655,754
Units issued	212,331	262,043	115,927	14,033	505,514	232,211
Units redeemed	(125,168)	(93,278)	(57,165)	(30,977)	(151,560)	(68,426)

Units, end of period	1,121,042	1,033,879	194,161	135,399	1,173,493	819,539

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Small Company Trust Series I		International Small Company Trust Series NAV		International Value Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$137,984	$108,497	$412,741	$331,850	$477,376	$244,634
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	137,984	108,497	412,741	331,850	477,376	244,634

Realized gains (losses) on investments:
Capital gain distributions received	(2)	2	—	—	—	—
Net realized gain (loss)	26,619	530,579	411,176	462,083	494,895	(671,295)

Realized gains (losses)	26,617	530,581	411,176	462,083	494,895	(671,295)

Unrealized appreciation (depreciation) during the period	181,682	(276,123)	187,994	141,353	527,354	(489,124)

Net increase (decrease) in net assets from operations	346,283	362,955	1,011,911	935,286	1,499,625	(915,785)

Changes from principal transactions:
Purchase payments	206,826	222,265	2,462,940	2,499,238	615,565	477,548
Transfers between sub-accounts and the company	(65,495)	(215,226)	(492,784)	4,686,296	12,261,397	(987,899)
Transfers on general account policy loans	38,866	(56,242)	(293,513)	(183,267)	3,150	(60,806)
Withdrawals	(190,536)	(156,443)	(472,528)	(214,404)	(524,528)	(975,769)
Annual contract fee	(328,130)	(304,077)	(879,294)	(773,704)	(755,032)	(657,453)

Net increase (decrease) in net assets from principal transactions	(338,469)	(509,723)	324,821	6,014,159	11,600,552	(2,204,379)

Total increase (decrease) in net assets	7,814	(146,768)	1,336,732	6,949,445	13,100,177	(3,120,164)
Net assets at beginning of period	5,896,265	6,043,033	19,406,334	12,456,889	11,804,302	14,924,466

Net assets at end of period	$5,904,079	$5,896,265	$20,743,066	$19,406,334	$24,904,479	$11,804,302

	2016	2015	2016	2015	2016	2015
Units, beginning of period	390,696	426,622	1,282,117	877,938	534,832	623,344
Units issued	122,223	114,503	308,896	568,772	577,490	22,387
Units redeemed	(139,987)	(150,429)	(285,271)	(164,593)	(107,155)	(110,899)

Units, end of period	372,932	390,696	1,305,742	1,282,117	1,005,167	534,832

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Value Trust Series NAV		Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$727,860	$409,152	$251,319	$211,436	$318,556	$195,469
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	727,860	409,152	251,319	211,436	318,556	195,469

Realized gains (losses) on investments:
Capital gain distributions received	—	—	64,132	488,612	82,112	432,775
Net realized gain (loss)	(205,161)	231,219	(14,607)	158,743	(289,235)	(61,957)

Realized gains (losses)	(205,161)	231,219	49,525	647,355	(207,123)	370,818

Unrealized appreciation (depreciation) during the period	2,302,526	(2,395,603)	133,153	(949,315)	317,814	(653,775)

Net increase (decrease) in net assets from operations	2,825,225	(1,755,232)	433,997	(90,524)	429,247	(87,488)

Changes from principal transactions:
Purchase payments	2,068,906	1,781,370	521,765	472,165	1,502,772	1,332,486
Transfers between sub-accounts and the company	13,642,227	(811,500)	454,887	(113,244)	836,623	1,884,108
Transfers on general account policy loans	(58,452)	(399,163)	(7,501)	(24,703)	19,868	(250,476)
Withdrawals	(545,125)	(367,384)	(899,230)	(754,994)	(253,877)	(206,397)
Annual contract fee	(1,117,448)	(1,006,133)	(888,694)	(932,040)	(603,321)	(503,497)

Net increase (decrease) in net assets from principal transactions	13,990,108	(802,810)	(818,773)	(1,352,816)	1,502,065	2,256,224

Total increase (decrease) in net assets	16,815,333	(2,558,042)	(384,776)	(1,443,340)	1,931,312	2,168,736
Net assets at beginning of period	19,037,244	21,595,286	10,794,300	12,237,640	10,698,044	8,529,308

Net assets at end of period	$35,852,577	$19,037,244	$10,409,524	$10,794,300	$12,629,356	$10,698,044

	2016	2015	2016	2015	2016	2015
Units, beginning of period	1,336,036	1,398,608	321,414	361,408	674,077	533,765
Units issued	1,098,741	346,456	54,613	11,351	314,222	271,105
Units redeemed	(192,332)	(409,028)	(78,822)	(51,345)	(225,075)	(130,793)

Units, end of period	2,242,445	1,336,036	297,205	321,414	763,224	674,077

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Aggressive MVP Series I		Lifestyle Aggressive MVP Series NAV		Lifestyle Aggressive Trust PS Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$225,081	$301,714	$2,773,166	$3,574,431	$41,572	$16,799
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	225,081	301,714	2,773,166	3,574,431	41,572	16,799

Realized gains (losses) on investments:
Capital gain distributions received	117,964	—	1,409,736	—	81,717	900
Net realized gain (loss)	603,752	959,798	4,190,325	4,245,982	(11,447)	(1,045)

Realized gains (losses)	721,716	959,798	5,600,061	4,245,982	70,270	(145)

Unrealized appreciation (depreciation) during the period	(699,446)	(2,146,286)	(5,362,848)	(18,098,903)	8,811	(31,132)

Net increase (decrease) in net assets from operations	247,351	(884,774)	3,010,379	(10,278,490)	120,653	(14,478)

Changes from principal transactions:
Purchase payments	623,100	716,400	16,712,854	18,019,468	120,636	60,013
Transfers between sub-accounts and the company	(769,794)	(353,855)	(8,738,135)	(2,255,510)	1,486,247	372,278
Transfers on general account policy loans	117,062	328,758	(390,679)	(976,970)	—	—
Withdrawals	(398,856)	(1,330,166)	(3,591,895)	(4,931,473)	(186,648)	(907)
Annual contract fee	(624,940)	(669,424)	(9,464,004)	(9,471,119)	(115,760)	(86,806)

Net increase (decrease) in net assets from principal transactions	(1,053,428)	(1,308,287)	(5,471,859)	384,396	1,304,475	344,578

Total increase (decrease) in net assets	(806,077)	(2,193,061)	(2,461,480)	(9,894,094)	1,425,128	330,100
Net assets at beginning of period	14,299,328	16,492,389	165,761,760	175,655,854	853,467	523,367

Net assets at end of period	$13,493,251	$14,299,328	$163,300,280	$165,761,760	$2,278,595	$853,467

	2016	2015	2016	2015	2016	2015
Units, beginning of period	487,475	529,366	9,421,664	9,405,923	80,266	48,480
Units issued	14,667	17,047	908,085	894,308	146,322	41,397
Units redeemed	(50,965)	(58,938)	(1,220,921)	(878,567)	(31,057)	(9,611)

Units, end of period	451,177	487,475	9,108,828	9,421,664	195,531	80,266

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Balanced MVP Series I		Lifestyle Balanced MVP Series NAV		Lifestyle Balanced Trust PS Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$1,168,087	$1,481,934	$8,539,778	$9,785,380	$1,050,100	$661,544
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,168,087	1,481,934	8,539,778	9,785,380	1,050,100	661,544

Realized gains (losses) on investments:
Capital gain distributions received	2,380,814	4,446,014	16,131,774	27,541,990	895,300	339,514
Net realized gain (loss)	1,142,268	184,802	3,777,913	6,045,648	(48,826)	(11,832)

Realized gains (losses)	3,523,082	4,630,816	19,909,687	33,587,638	846,474	327,682

Unrealized appreciation (depreciation) during the period	(2,065,793)	(7,421,086)	(9,692,624)	(51,711,068)	223,504	(1,171,375)

Net increase (decrease) in net assets from operations	2,625,376	(1,308,336)	18,756,841	(8,338,050)	2,120,078	(182,149)

Changes from principal transactions:
Purchase payments	1,403,386	1,588,712	38,149,081	39,232,903	5,919,180	3,594,246
Transfers between sub-accounts and the company	(459,363)	(99,622)	3,252,639	(3,222,996)	15,519,815	14,781,372
Transfers on general account policy loans	256,458	(184,403)	(2,156,186)	4,431,079	(6,506)	(173,713)
Withdrawals	(3,787,376)	(3,777,823)	(11,299,601)	(14,652,457)	(261,350)	(42,744)
Annual contract fee	(2,644,269)	(2,692,734)	(25,470,666)	(24,651,162)	(3,883,139)	(1,998,965)

Net increase (decrease) in net assets from principal transactions	(5,231,164)	(5,165,870)	2,475,267	1,137,367	17,288,000	16,160,196

Total increase (decrease) in net assets	(2,605,788)	(6,474,206)	21,232,108	(7,200,683)	19,408,078	15,978,047
Net assets at beginning of period	58,486,440	64,960,646	379,093,220	386,293,903	26,281,280	10,303,233

Net assets at end of period	$55,880,652	$58,486,440	$400,325,328	$379,093,220	$45,689,358	$26,281,280

	2016	2015	2016	2015	2016	2015
Units, beginning of period	1,692,660	1,837,744	22,062,969	21,987,612	2,449,539	961,275
Units issued	57,406	24,661	1,679,948	1,985,190	1,651,912	1,556,021
Units redeemed	(206,786)	(169,745)	(1,535,788)	(1,909,833)	(90,168)	(67,757)

Units, end of period	1,543,280	1,692,660	22,207,129	22,062,969	4,011,283	2,449,539

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Conservative MVP Series I		Lifestyle Conservative MVP Series NAV		Lifestyle Conservative Trust PS Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$79,600	$101,599	$837,000	$876,469	$79,678	$17,267
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	79,600	101,599	837,000	876,469	79,678	17,267

Realized gains (losses) on investments:
Capital gain distributions received	77,617	213,886	794,002	1,895,177	26,146	12,149
Net realized gain (loss)	(131,054)	(66,706)	(872,260)	(490,297)	(3,867)	(17,088)

Realized gains (losses)	(53,437)	147,180	(78,258)	1,404,880	22,279	(4,939)

Unrealized appreciation (depreciation) during the period	139,970	(242,139)	782,127	(2,212,082)	(95,057)	(21,617)

Net increase (decrease) in net assets from operations	166,133	6,640	1,540,869	69,267	6,900	(9,289)

Changes from principal transactions:
Purchase payments	67,367	119,067	3,706,334	3,332,630	164,293	81,790
Transfers between sub-accounts and the company	(57,707)	326,764	1,429,978	(869,811)	2,204,783	414,191
Transfers on general account policy loans	40,355	(50,208)	(507,070)	(56,529)	6,793	(264)
Withdrawals	(453,563)	(440,767)	(2,530,476)	(1,377,360)	(8,734)	24
Annual contract fee	(295,113)	(313,701)	(2,182,372)	(2,196,212)	(134,832)	(59,497)

Net increase (decrease) in net assets from principal transactions	(698,661)	(358,845)	(83,606)	(1,167,282)	2,232,303	436,244

Total increase (decrease) in net assets	(532,528)	(352,205)	1,457,263	(1,098,015)	2,239,203	426,955
Net assets at beginning of period	3,824,580	4,176,785	32,515,846	33,613,861	617,800	190,845

Net assets at end of period	$3,292,052	$3,824,580	$33,973,109	$32,515,846	$2,857,003	$617,800

	2016	2015	2016	2015	2016	2015
Units, beginning of period	108,986	119,080	1,978,848	2,049,384	58,228	18,028
Units issued	4,071	11,730	448,407	336,141	215,248	105,177
Units redeemed	(23,361)	(21,824)	(449,347)	(406,677)	(15,435)	(64,977)

Units, end of period	89,696	108,986	1,977,908	1,978,848	258,041	58,228

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth MVP Series I		Lifestyle Growth MVP Series NAV		Lifestyle Growth Trust PS Series I
	2016	2015	2016	2015	2016 (h)	2015
Income:
Dividend distributions received	$1,307,459	$1,742,480	$10,441,787	$12,687,426	$9,402	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,307,459	1,742,480	10,441,787	12,687,426	9,402	—

Realized gains (losses) on investments:
Capital gain distributions received	2,003,867	—	15,356,306	1	—	—
Net realized gain (loss)	399,650	43,775	4,852,730	7,403,755	3	—

Realized gains (losses)	2,403,517	43,775	20,209,036	7,403,756	3	—

Unrealized appreciation (depreciation) during the period	(1,393,175)	(5,442,711)	(12,641,423)	(45,475,242)	365	—

Net increase (decrease) in net assets from operations	2,317,801	(3,656,456)	18,009,400	(25,384,060)	9,770	—

Changes from principal transactions:
Purchase payments	2,741,571	3,492,591	65,770,443	67,671,161	1,454	—
Transfers between sub-accounts and the company	(1,972,703)	(905,398)	(15,484,555)	(591,994)	492,413	—
Transfers on general account policy loans	26,833	(236,686)	(4,080,432)	(3,224,748)	—	—
Withdrawals	(4,841,024)	(7,126,155)	(16,843,056)	(15,773,558)	—	—
Annual contract fee	(3,582,942)	(3,732,253)	(36,947,146)	(36,782,792)	(2,902)	—

Net increase (decrease) in net assets from principal transactions	(7,628,265)	(8,507,901)	(7,584,746)	11,298,069	490,965	—

Total increase (decrease) in net assets	(5,310,464)	(12,164,357)	10,424,654	(14,085,991)	500,735	—
Net assets at beginning of period	75,182,094	87,346,451	536,931,693	551,017,684	—	—

Net assets at end of period	$69,871,630	$75,182,094	$547,356,347	$536,931,693	$500,735	$—

	2016	2015	2016	2015	2016	2015
Units, beginning of period	2,343,528	2,599,268	31,216,095	30,578,139	—	—
Units issued	30,168	64,387	2,445,839	2,833,383	49,326	—
Units redeemed	(266,032)	(320,127)	(2,881,053)	(2,195,427)	(230)	—

Units, end of period	2,107,664	2,343,528	30,780,881	31,216,095	49,096	—

(h)	Sub-account available in prior year but no activity.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth Trust PS Series NAV		Lifestyle Moderate MVP Series I		Lifestyle Moderate MVP Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$1,930,057	$685,439	$291,967	$351,788	$1,869,826	$2,153,238
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,930,057	685,439	291,967	351,788	1,869,826	2,153,238

Realized gains (losses) on investments:
Capital gain distributions received	1,299,394	415,908	491,052	1,189,744	3,046,989	7,049,872
Net realized gain (loss)	(77,086)	4,588	(38,351)	299,545	94,644	812,049

Realized gains (losses)	1,222,308	420,496	452,701	1,489,289	3,141,633	7,861,921

Unrealized appreciation (depreciation) during the period	743,513	(1,392,102)	(22,329)	(1,936,464)	(688,142)	(10,752,718)

Net increase (decrease) in net assets from operations	3,895,878	(286,167)	722,339	(95,387)	4,323,317	(737,559)

Changes from principal transactions:
Purchase payments	7,810,554	3,588,227	223,549	251,733	9,381,883	9,398,678
Transfers between sub-accounts and the company	64,758,291	16,686,651	384,963	(421,448)	(533,921)	672,540
Transfers on general account policy loans	37,703	(57,510)	75,018	34,999	(569,119)	(453,925)
Withdrawals	(394,021)	(62,204)	(686,766)	(1,035,731)	(3,039,923)	(2,574,809)
Annual contract fee	(4,924,906)	(2,253,981)	(609,175)	(598,832)	(5,463,436)	(5,309,339)

Net increase (decrease) in net assets from principal transactions	67,287,621	17,901,183	(612,411)	(1,769,279)	(224,516)	1,733,145

Total increase (decrease) in net assets	71,183,499	17,615,016	109,928	(1,864,666)	4,098,801	995,586
Net assets at beginning of period	29,423,010	11,807,994	13,519,148	15,383,814	81,139,708	80,144,122

Net assets at end of period	$100,606,509	$29,423,010	$13,629,076	$13,519,148	$85,238,509	$81,139,708

	2016	2015	2016	2015	2016	2015
Units, beginning of period	2,722,794	1,092,740	379,962	428,437	4,737,287	4,638,720
Units issued	6,390,443	1,697,684	29,945	8,238	525,831	560,063
Units redeemed	(429,414)	(67,630)	(46,120)	(56,713)	(534,871)	(461,496)

Units, end of period	8,683,823	2,722,794	363,787	379,962	4,728,247	4,737,287

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Moderate Trust PS Series NAV		M Capital Appreciation		M International Equity
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$326,362	$187,095	$—	$—	$138,643	$227,038
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	326,362	187,095	—	—	138,643	227,038

Realized gains (losses) on investments:
Capital gain distributions received	226,119	89,639	552,504	1,354,802	—	—
Net realized gain (loss)	(37,470)	(6,981)	174,904	108,053	(393,421)	251,773

Realized gains (losses)	188,649	82,658	727,408	1,462,855	(393,421)	251,773

Unrealized appreciation (depreciation) during the period	(34,957)	(303,546)	1,798,817	(2,318,585)	182,899	(1,041,397)

Net increase (decrease) in net assets from operations	480,054	(33,793)	2,526,225	(855,730)	(71,879)	(562,586)

Changes from principal transactions:
Purchase payments	1,535,684	810,206	983,059	1,328,524	1,148,136	1,415,202
Transfers between sub-accounts and the company	5,206,827	4,094,287	(1,507)	1,290,020	(1,511,091)	1,983,126
Transfers on general account policy loans	17,962	74	(198,592)	(78,885)	(229,615)	(25,036)
Withdrawals	(29,685)	(22,523)	(247,483)	(77,040)	(151,019)	(209,535)
Annual contract fee	(1,073,277)	(525,564)	(539,411)	(493,789)	(475,142)	(475,057)

Net increase (decrease) in net assets from principal transactions	5,657,511	4,356,480	(3,934)	1,968,830	(1,218,731)	2,688,700

Total increase (decrease) in net assets	6,137,565	4,322,687	2,522,291	1,113,100	(1,290,610)	2,126,114
Net assets at beginning of period	7,196,320	2,873,633	11,985,972	10,872,872	12,972,872	10,846,758

Net assets at end of period	$13,333,885	$7,196,320	$14,508,263	$11,985,972	$11,682,262	$12,972,872

	2016	2015	2016	2015	2016	2015
Units, beginning of period	672,993	269,125	150,819	127,810	408,665	328,221
Units issued	566,073	428,419	22,217	35,371	65,951	165,833
Units redeemed	(57,640)	(24,551)	(22,237)	(12,362)	(106,416)	(85,389)

Units, end of period	1,181,426	672,993	150,799	150,819	368,200	408,665

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	M Large Cap Growth		M Large Cap Value		Mid Cap Index Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$—	$3,668	$208,944	$137,621	$165,396	$142,810
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	3,668	208,944	137,621	165,396	142,810

Realized gains (losses) on investments:
Capital gain distributions received	715,823	2,208,741	—	892,911	1,322,377	1,098,587
Net realized gain (loss)	191,223	928,486	14,559	462,640	312,465	1,101,328

Realized gains (losses)	907,046	3,137,227	14,559	1,355,551	1,634,842	2,199,915

Unrealized appreciation (depreciation) during the period	(1,194,232)	(2,144,520)	849,550	(1,572,791)	825,143	(2,607,641)

Net increase (decrease) in net assets from operations	(287,186)	996,375	1,073,053	(79,619)	2,625,381	(264,916)

Changes from principal transactions:
Purchase payments	1,105,190	1,354,399	892,377	1,139,012	296,924	358,089
Transfers between sub-accounts and the company	(484,692)	(933,116)	401,300	189,507	1,201,056	(147,794)
Transfers on general account policy loans	(137,074)	(86,543)	(86,087)	(123,958)	31,052	(2,882)
Withdrawals	(255,105)	(152,126)	(131,142)	(91,594)	(571,537)	(814,758)
Annual contract fee	(584,547)	(552,679)	(461,236)	(455,990)	(648,907)	(642,561)

Net increase (decrease) in net assets from principal transactions	(356,228)	(370,065)	615,212	656,977	308,588	(1,249,906)

Total increase (decrease) in net assets	(643,414)	626,310	1,688,265	577,358	2,933,969	(1,514,822)
Net assets at beginning of period	13,154,325	12,528,015	10,015,980	9,438,622	12,931,440	14,446,262

Net assets at end of period	$12,510,911	$13,154,325	$11,704,245	$10,015,980	$15,865,409	$12,931,440

	2016	2015	2016	2015	2016	2015
Units, beginning of period	243,254	249,520	422,734	395,748	315,476	343,287
Units issued	38,663	50,142	80,227	114,012	83,302	64,699
Units redeemed	(45,060)	(56,408)	(52,402)	(87,026)	(76,537)	(92,510)

Units, end of period	236,857	243,254	450,559	422,734	322,241	315,476

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Index Trust Series NAV		Mid Cap Stock Trust Series I		Mid Cap Stock Trust Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$472,848	$356,497	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	472,848	356,497	—	—	—	—

Realized gains (losses) on investments:
Capital gain distributions received	3,272,768	2,683,794	1,382,623	4,274,577	1,870,363	5,197,213
Net realized gain (loss)	496,577	1,360,727	27,457	710,409	(946,602)	1,190,189

Realized gains (losses)	3,769,345	4,044,521	1,410,080	4,984,986	923,761	6,387,402

Unrealized appreciation (depreciation) during the period	2,539,150	(5,298,390)	(1,380,309)	(4,289,645)	(778,617)	(5,733,088)

Net increase (decrease) in net assets from operations	6,781,343	(897,372)	29,771	695,341	145,144	654,314

Changes from principal transactions:
Purchase payments	3,523,175	3,180,711	699,859	629,590	2,170,785	2,149,273
Transfers between sub-accounts and the company	3,264,935	1,292,167	(795,312)	(375,076)	(2,207,471)	1,880,650
Transfers on general account policy loans	(75,674)	(475,331)	(41,493)	(11,309)	(54,995)	(72,538)
Withdrawals	(651,251)	(599,864)	(734,270)	(1,520,640)	(784,793)	(497,538)
Annual contract fee	(1,563,542)	(1,410,708)	(1,015,955)	(1,051,054)	(1,129,768)	(1,100,051)

Net increase (decrease) in net assets from principal transactions	4,497,643	1,986,975	(1,887,171)	(2,328,489)	(2,006,242)	2,359,796

Total increase (decrease) in net assets	11,278,986	1,089,603	(1,857,400)	(1,633,148)	(1,861,098)	3,014,110
Net assets at beginning of period	31,748,345	30,658,742	20,174,396	21,807,544	26,363,324	23,349,214

Net assets at end of period	$43,027,331	$31,748,345	$18,316,996	$20,174,396	$24,502,226	$26,363,324

	2016	2015	2016	2015	2016	2015
Units, beginning of period	1,180,496	1,111,003	578,390	643,939	347,047	316,708
Units issued	299,395	262,984	13,280	19,046	55,606	88,338
Units redeemed	(148,541)	(193,491)	(69,605)	(84,595)	(81,969)	(57,999)

Units, end of period	1,331,350	1,180,496	522,065	578,390	320,684	347,047

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Value Trust Series I		Mid Value Trust Series NAV		Money Market Trust B Series NAV
	2016	2015	2016	2015	2016 (i)	2015
Income:
Dividend distributions received	$149,520	$144,788	$277,119	$230,060	$43,269	$1,944
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	149,520	144,788	277,119	230,060	43,269	1,944

Realized gains (losses) on investments:
Capital gain distributions received	1,583,900	2,352,852	2,674,576	3,518,413	(1)	320
Net realized gain (loss)	216,712	807,510	(391,723)	953,591	—	—

Realized gains (losses)	1,800,612	3,160,362	2,282,853	4,472,004	(1)	320

Unrealized appreciation (depreciation) during the period	918,407	(3,730,313)	2,112,947	(5,318,429)	4	(1)

Net increase (decrease) in net assets from operations	2,868,539	(425,163)	4,672,919	(616,365)	43,272	2,263

Changes from principal transactions:
Purchase payments	338,451	375,351	1,845,389	1,718,765	39,134,264	160,303,691
Transfers between sub-accounts and the company	(231,217)	10,385	3,827,045	(879,884)	(147,896,259)	(151,867,873)
Transfers on general account policy loans	72,634	(61,831)	(114,809)	(132,371)	(98,620)	(1,060,161)
Withdrawals	(512,977)	(826,157)	(843,763)	(306,527)	3,109,589	20,316,400
Annual contract fee	(545,130)	(519,656)	(1,063,725)	(913,682)	(2,678,914)	(7,547,798)

Net increase (decrease) in net assets from principal transactions	(878,239)	(1,021,908)	3,650,137	(513,699)	(108,429,940)	20,144,259

Total increase (decrease) in net assets	1,990,300	(1,447,071)	8,323,056	(1,130,064)	(108,386,668)	20,146,522
Net assets at beginning of period	12,091,661	13,538,732	18,471,939	19,602,003	108,386,668	88,240,146

Net assets at end of period	$14,081,961	$12,091,661	$26,794,995	$18,471,939	$—	$108,386,668

	2016	2015	2016	2015	2016	2015
Units, beginning of period	481,901	521,052	479,153	491,157	6,238,277	5,078,503
Units issued	40,310	32,050	183,835	101,581	2,199,665	9,689,013
Units redeemed	(69,693)	(71,201)	(102,871)	(113,585)	(8,437,942)	(8,529,239)

Units, end of period	452,518	481,901	560,117	479,153	—	6,238,277

(i)

Terminated as an investment option and funds transferred to Money-Market Trust Series NAV on April 29, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Money Market Trust Series I		Money-Market Trust Series NAV		PIMCO All Asset
	2016	2015	2016 (a)	2015	2016	2015
Income:
Dividend distributions received	$24,243	$—	$101,062	$—	$507,515	$706,854
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	24,243	—	101,062	—	507,515	706,854

Realized gains (losses) on investments:
Capital gain distributions received	—	38	(1)	—	—	—
Net realized gain (loss)	—	—	—	—	(557,682)	(418,923)

Realized gains (losses)	—	38	(1)	—	(557,682)	(418,923)

Unrealized appreciation (depreciation) during the period	(1)	—	1	—	2,616,273	(2,550,574)

Net increase (decrease) in net assets from operations	24,242	38	101,062	—	2,566,106	(2,262,643)

Changes from principal transactions:
Purchase payments	2,438,170	2,423,973	96,870,850	—	1,514,626	1,441,023
Transfers between sub-accounts and the company	6,242,286	6,675,502	15,397,141	—	(814,910)	(289,123)
Transfers on general account policy loans	157,709	133,134	820,644	—	(28,671)	(287,803)
Withdrawals	(7,082,682)	(3,840,816)	2,103,961	—	(772,050)	(397,765)
Annual contract fee	(3,067,125)	(3,184,726)	(5,112,122)	—	(922,429)	(958,209)

Net increase (decrease) in net assets from principal transactions	(1,311,642)	2,207,067	110,080,474	—	(1,023,434)	(491,877)

Total increase (decrease) in net assets	(1,287,400)	2,207,105	110,181,536	—	1,542,672	(2,754,520)
Net assets at beginning of period	36,327,146	34,120,041	—	—	21,371,083	24,125,603

Net assets at end of period	$35,039,746	$36,327,146	$110,181,536	$—	$22,913,755	$21,371,083

	2016	2015	2016	2015	2016	2015
Units, beginning of period	1,473,823	1,384,341	—	—	1,438,988	1,461,396
Units issued	542,982	387,242	20,055,390	—	207,975	259,813
Units redeemed	(596,207)	(297,760)	(9,047,955)	—	(277,267)	(282,221)

Units, end of period	1,420,598	1,473,823	11,007,435	—	1,369,696	1,438,988

(a)	Reflects the period from commencement of operations on April 29, 2016 through December 31, 2016.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Real Estate Securities Trust Series I		Real Estate Securities Trust Series NAV		Real Return Bond Trust Series I
	2016	2015	2016	2015	2016 (j)	2015
Income:
Dividend distributions received	$982,830	$558,149	$1,824,854	$884,931	$—	$231,427
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	982,830	558,149	1,824,854	884,931	—	231,427

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	1,790,155	1,303,875	2,548,031	2,365,722	(365,588)	(11,179)

Realized gains (losses)	1,790,155	1,303,875	2,548,031	2,365,722	(365,588)	(11,179)

Unrealized appreciation (depreciation) during the period	(844,836)	(1,144,447)	(1,219,084)	(1,990,272)	501,831	(334,590)

Net increase (decrease) in net assets from operations	1,928,149	717,577	3,153,801	1,260,381	136,243	(114,342)

Changes from principal transactions:
Purchase payments	579,057	587,904	5,045,522	4,737,777	26,445	107,077
Transfers between sub-accounts and the company	(1,721,420)	(491,673)	1,771,771	5,001,107	(3,540,442)	480,686
Transfers on general account policy loans	(161,963)	(107,797)	(669,343)	(448,389)	(45,738)	593
Withdrawals	(1,070,892)	(1,520,512)	(1,213,680)	(509,155)	(56,781)	(110,127)
Annual contract fee	(1,370,134)	(1,328,822)	(2,386,758)	(2,047,108)	(64,984)	(207,621)

Net increase (decrease) in net assets from principal transactions	(3,745,352)	(2,860,900)	2,547,512	6,734,232	(3,681,500)	270,608

Total increase (decrease) in net assets	(1,817,203)	(2,143,323)	5,701,313	7,994,613	(3,545,257)	156,266
Net assets at beginning of period	29,578,011	31,721,334	47,367,762	39,373,149	3,545,257	3,388,991

Net assets at end of period	$27,760,808	$29,578,011	$53,069,075	$47,367,762	$—	$3,545,257

	2016	2015	2016	2015	2016	2015
Units, beginning of period	173,442	190,987	331,710	283,445	168,580	156,403
Units issued	8,021	8,454	70,814	93,073	11,994	32,622
Units redeemed	(29,211)	(25,999)	(55,069)	(44,808)	(180,574)	(20,445)

Units, end of period	152,252	173,442	347,455	331,710	—	168,580

(j)

Terminated as an investment option and funds transferred to Bond Trust Series I on April 29, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Real Return Bond Trust Series NAV		Science & Technology Trust Series I		Science & Technology Trust Series NAV
	2016 (k)	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$—	$956,275	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	956,275	—	—	—	—

Realized gains (losses) on investments:
Capital gain distributions received	—	—	2,526,652	2,828,524	2,617,870	2,758,668
Net realized gain (loss)	(1,369,360)	(170,960)	1,896,925	2,278,582	233,995	874,295

Realized gains (losses)	(1,369,360)	(170,960)	4,423,577	5,107,106	2,851,865	3,632,963

Unrealized appreciation (depreciation) during the period	1,941,391	(1,275,651)	(2,834,209)	(4,041,616)	(1,269,369)	(2,690,230)

Net increase (decrease) in net assets from operations	572,031	(490,336)	1,589,368	1,065,490	1,582,496	942,733

Changes from principal transactions:
Purchase payments	635,150	1,982,018	574,238	564,080	1,690,333	1,445,642
Transfers between sub-accounts and the company	(15,868,015)	2,777,627	(3,365,026)	1,085,062	(407,640)	4,012,727
Transfers on general account policy loans	139,248	(280,088)	(40,040)	2,708	8,720	(256,678)
Withdrawals	(56,058)	(91,191)	(650,988)	(894,135)	(422,700)	(335,636)
Annual contract fee	(257,377)	(699,942)	(996,071)	(935,091)	(914,771)	(760,082)

Net increase (decrease) in net assets from principal transactions	(15,407,052)	3,688,424	(4,477,887)	(177,376)	(46,058)	4,105,973

Total increase (decrease) in net assets	(14,835,021)	3,198,088	(2,888,519)	888,114	1,536,438	5,048,706
Net assets at beginning of period	14,835,021	11,636,933	19,780,747	18,892,633	18,094,700	13,045,994

Net assets at end of period	$—	$14,835,021	$16,892,228	$19,780,747	$19,631,138	$18,094,700

	2016	2015	2016	2015	2016	2015
Units, beginning of period	1,023,222	779,040	546,989	557,374	630,883	485,669
Units issued	88,045	385,484	52,053	127,815	179,220	264,008
Units redeemed	(1,111,267)	(141,302)	(168,079)	(138,200)	(178,775)	(118,794)

Units, end of period	—	1,023,222	430,963	546,989	631,328	630,883

(k)

Terminated as an investment option and funds transferred to Bond Trust Series NAV on April 29, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Short Term Government Income Trust Series I		Short Term Government Income Trust Series NAV		Small Cap Growth Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$109,849	$112,156	$272,981	$238,783	$—	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	109,849	112,156	272,981	238,783	—	—

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	226,388	519,369
Net realized gain (loss)	(112,607)	(49,800)	(90,797)	(84,472)	(383,248)	204,788

Realized gains (losses)	(112,607)	(49,800)	(90,797)	(84,472)	(156,860)	724,157

Unrealized appreciation (depreciation) during the period	38,985	(21,973)	(121,749)	(73,681)	226,103	(948,255)

Net increase (decrease) in net assets from operations	36,227	40,383	60,435	80,630	69,243	(224,098)

Changes from principal transactions:
Purchase payments	524,580	583,497	2,348,072	2,371,230	104,001	75,684
Transfers between sub-accounts and the company	302,248	119,445	2,054,661	34,481	(257,060)	336,650
Transfers on general account policy loans	6,480	14,432	(199,430)	(35,901)	(14,309)	(22,654)
Withdrawals	(487,764)	(208,477)	(416,219)	(218,445)	(194,214)	(60,011)
Annual contract fee	(728,682)	(672,275)	(686,613)	(636,189)	(95,217)	(108,331)

Net increase (decrease) in net assets from principal transactions	(383,138)	(163,378)	3,100,471	1,515,176	(456,799)	221,338

Total increase (decrease) in net assets	(346,911)	(122,995)	3,160,906	1,595,806	(387,556)	(2,760)
Net assets at beginning of period	6,161,032	6,284,027	13,464,694	11,868,888	2,583,181	2,585,941

Net assets at end of period	$5,814,121	$6,161,032	$16,625,600	$13,464,694	$2,195,625	$2,583,181

	2016	2015	2016	2015	2016	2015
Units, beginning of period	576,263	591,551	1,255,584	1,114,453	102,544	93,566
Units issued	130,920	80,432	491,819	372,852	12,895	47,600
Units redeemed	(166,458)	(95,720)	(206,660)	(231,721)	(30,231)	(38,622)

Units, end of period	540,725	576,263	1,540,743	1,255,584	85,208	102,544

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Growth Trust Series NAV		Small Cap Index Trust Series I		Small Cap Index Trust Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$—	$—	$95,038	$91,420	$290,145	$234,979
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	—	95,038	91,420	290,145	234,979

Realized gains (losses) on investments:
Capital gain distributions received	1,523,226	3,291,833	631,284	722,307	1,788,145	1,726,872
Net realized gain (loss)	(972,850)	254,347	146,416	582,966	(110,548)	314,226

Realized gains (losses)	550,376	3,546,180	777,700	1,305,273	1,677,597	2,041,098

Unrealized appreciation (depreciation) during the period	(103,386)	(5,215,031)	756,306	(1,784,566)	2,771,136	(3,316,736)

Net increase (decrease) in net assets from operations	446,990	(1,668,851)	1,629,044	(387,873)	4,738,878	(1,040,659)

Changes from principal transactions:
Purchase payments	1,734,283	1,507,125	193,779	256,607	2,383,785	2,105,441
Transfers between sub-accounts and the company	(268,043)	1,541,142	301,899	64,475	2,351,007	854,632
Transfers on general account policy loans	(104,054)	(207,051)	(23,356)	58,120	(107,107)	(173,636)
Withdrawals	(481,071)	(409,804)	(441,973)	(839,718)	(778,315)	(465,911)
Annual contract fee	(743,587)	(794,816)	(327,038)	(346,639)	(951,823)	(850,021)

Net increase (decrease) in net assets from principal transactions	137,528	1,636,596	(296,689)	(807,155)	2,897,547	1,470,505

Total increase (decrease) in net assets	584,518	(32,255)	1,332,355	(1,195,028)	7,636,425	429,846
Net assets at beginning of period	16,691,067	16,723,322	8,282,079	9,477,107	21,016,648	20,586,802

Net assets at end of period	$17,275,585	$16,691,067	$9,614,434	$8,282,079	$28,653,073	$21,016,648

	2016	2015	2016	2015	2016	2015
Units, beginning of period	558,246	510,196	266,856	291,384	848,504	792,990
Units issued	96,483	137,214	17,559	15,490	209,256	202,305
Units redeemed	(89,744)	(89,164)	(28,342)	(40,018)	(101,833)	(146,791)

Units, end of period	564,985	558,246	256,073	266,856	955,927	848,504

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Opportunities Trust Series I		Small Cap Opportunities Trust Series NAV		Small Cap Value Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$140,095	$24,748	$82,412	$18,793	$24,756	$14,215
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	140,095	24,748	82,412	18,793	24,756	14,215

Realized gains (losses) on investments:
Capital gain distributions received	2,830,424	1,193,084	1,499,066	585,750	498,408	448,477
Net realized gain (loss)	(135,578)	501,986	137,531	842,414	(163,191)	221,078

Realized gains (losses)	2,694,846	1,695,070	1,636,597	1,428,164	335,217	669,555

Unrealized appreciation (depreciation) during the period	2,637,476	(3,323,741)	1,236,591	(2,239,239)	368,874	(707,367)

Net increase (decrease) in net assets from operations	5,472,417	(1,603,923)	2,955,600	(792,282)	728,847	(23,597)

Changes from principal transactions:
Purchase payments	1,031,577	1,090,870	1,364,296	1,344,310	126,133	110,515
Transfers between sub-accounts and the company	94,804	(785,371)	101,673	(1,363,445)	1,200,230	600,407
Transfers on general account policy loans	(70,926)	35,650	(116,765)	(138,449)	(9,257)	(6,257)
Withdrawals	(1,305,307)	(1,930,273)	(292,724)	(173,788)	(165,510)	(57,600)
Annual contract fee	(1,762,522)	(1,835,898)	(622,772)	(662,173)	(124,341)	(167,512)

Net increase (decrease) in net assets from principal transactions	(2,012,374)	(3,425,022)	433,708	(993,545)	1,027,255	479,553

Total increase (decrease) in net assets	3,460,043	(5,028,945)	3,389,308	(1,785,827)	1,756,102	455,956
Net assets at beginning of period	30,613,853	35,642,798	14,181,136	15,966,963	3,509,740	3,053,784

Net assets at end of period	$34,073,896	$30,613,853	$17,570,444	$14,181,136	$5,265,842	$3,509,740

	2016	2015	2016	2015	2016	2015
Units, beginning of period	818,028	903,210	769,164	821,726	144,683	124,181
Units issued	30,900	6,627	162,869	143,139	66,258	69,450
Units redeemed	(86,801)	(91,809)	(134,601)	(195,701)	(33,990)	(48,948)

Units, end of period	762,127	818,028	797,432	769,164	176,951	144,683

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Value Trust Series NAV		Small Company Value Trust Series I		Small Company Value Trust Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$220,036	$137,374	$107,822	$168,823	$171,968	$261,759
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	220,036	137,374	107,822	168,823	171,968	261,759

Realized gains (losses) on investments:
Capital gain distributions received	3,901,644	3,849,597	2,021,135	1,734,381	3,132,343	2,467,706
Net realized gain (loss)	160,582	754,409	686,011	797,558	591,169	575,088

Realized gains (losses)	4,062,226	4,604,006	2,707,146	2,531,939	3,723,512	3,042,794

Unrealized appreciation (depreciation) during the period	1,840,571	(5,119,373)	1,039,343	(3,420,750)	1,962,318	(4,323,061)

Net increase (decrease) in net assets from operations	6,122,833	(377,993)	3,854,311	(719,988)	5,857,798	(1,018,508)

Changes from principal transactions:
Purchase payments	2,867,749	2,569,224	332,990	394,980	2,153,164	2,301,113
Transfers between sub-accounts and the company	1,272,481	1,872,081	1,132,673	(519,651)	254,348	(108,990)
Transfers on general account policy loans	(165,034)	(210,996)	47,397	(66,029)	(415,416)	(141,409)
Withdrawals	(676,715)	(344,667)	(219,079)	(524,522)	(445,421)	(332,365)
Annual contract fee	(1,341,762)	(1,183,989)	(598,636)	(545,633)	(825,192)	(762,673)

Net increase (decrease) in net assets from principal transactions	1,956,719	2,701,653	695,345	(1,260,855)	721,483	955,676

Total increase (decrease) in net assets	8,079,552	2,323,660	4,549,656	(1,980,843)	6,579,281	(62,832)
Net assets at beginning of period	25,930,369	23,606,709	11,775,195	13,756,038	17,510,254	17,573,086

Net assets at end of period	$34,009,921	$25,930,369	$16,324,851	$11,775,195	$24,089,535	$17,510,254

	2016	2015	2016	2015	2016	2015
Units, beginning of period	379,755	341,185	363,981	401,390	812,280	770,242
Units issued	82,145	92,904	59,431	6,528	159,375	124,385
Units redeemed	(55,893)	(54,334)	(42,045)	(43,937)	(127,171)	(82,347)

Units, end of period	406,007	379,755	381,367	363,981	844,484	812,280

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Strategic Income Opportunities Trust Series I		Strategic Income Opportunities Trust Series NAV		Total Bond Market Trust B Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$205,081	$218,338	$659,645	$637,258	$520,577	$487,338
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	205,081	218,338	659,645	637,258	520,577	487,338

Realized gains (losses) on investments:
Capital gain distributions received	—	(2)	1	(1)	—	—
Net realized gain (loss)	(99,546)	(104,134)	(58,174)	(276,360)	(16,552)	15,095

Realized gains (losses)	(99,546)	(104,136)	(58,173)	(276,361)	(16,552)	15,095

Unrealized appreciation (depreciation) during the period	327,643	3,440	706,467	(89,979)	(103,066)	(460,773)

Net increase (decrease) in net assets from operations	433,178	117,642	1,307,939	270,918	400,959	41,660

Changes from principal transactions:
Purchase payments	321,370	324,449	2,499,605	2,189,380	1,962,083	2,017,818
Transfers between sub-accounts and the company	139,644	139,586	(367,390)	1,352,574	2,073,927	328,695
Transfers on general account policy loans	(13,807)	(8,629)	(187,622)	(539,415)	(120,915)	(118,822)
Withdrawals	(301,328)	(478,442)	(1,015,571)	(494,438)	(1,058,435)	(365,306)
Annual contract fee	(711,911)	(665,050)	(1,194,756)	(1,045,059)	(919,265)	(823,600)

Net increase (decrease) in net assets from principal transactions	(566,032)	(688,086)	(265,734)	1,463,042	1,937,395	1,038,785

Total increase (decrease) in net assets	(132,854)	(570,444)	1,042,205	1,733,960	2,338,354	1,080,445
Net assets at beginning of period	8,578,173	9,148,617	25,816,466	24,082,506	17,166,756	16,086,311

Net assets at end of period	$8,445,319	$8,578,173	$26,858,671	$25,816,466	$19,505,110	$17,166,756

	2016	2015	2016	2015	2016	2015
Units, beginning of period	328,179	354,263	1,331,275	1,257,663	724,472	680,930
Units issued	37,697	22,699	266,140	419,352	209,937	151,717
Units redeemed	(58,517)	(48,783)	(280,701)	(345,740)	(130,904)	(108,175)

Units, end of period	307,359	328,179	1,316,714	1,331,275	803,505	724,472

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Return Trust Series I		Total Return Trust Series NAV		Total Stock Market Index Trust Series I
	2016	2015 (l)	2016	2015 (m)	2016	2015
Income:
Dividend distributions received	$—	$2,281,449	$—	$5,803,267	$91,747	$75,881
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	2,281,449	—	5,803,267	91,747	75,881

Realized gains (losses) on investments:
Capital gain distributions received	—	1,038,481	—	2,641,559	100,623	162,535
Net realized gain (loss)	—	(3,692,056)	—	(9,274,445)	495,836	527,132

Realized gains (losses)	—	(2,653,575)	—	(6,632,886)	596,459	689,667

Unrealized appreciation (depreciation) during the period	—	766,074	—	1,703,905	54,352	(784,160)

Net increase (decrease) in net assets from operations	—	393,948	—	874,286	742,558	(18,612)

Changes from principal transactions:
Purchase payments	—	143,333	—	2,520,827	897,021	290,659
Transfers between sub-accounts and the company	—	(19,366,416)	—	(52,363,202)	418,504	93,596
Transfers on general account policy loans	—	(78,039)	—	(190,100)	(30,671)	(46,033)
Withdrawals	—	(281,456)	—	(316,997)	(465,389)	(331,413)
Annual contract fee	—	(255,685)	—	(734,533)	(473,581)	(497,429)

Net increase (decrease) in net assets from principal transactions	—	(19,838,263)	—	(51,084,005)	345,884	(490,620)

Total increase (decrease) in net assets	—	(19,444,315)	—	(50,209,719)	1,088,442	(509,232)
Net assets at beginning of period	—	19,444,315	—	50,209,719	5,594,470	6,103,702

Net assets at end of period	$—	$—	$—	$—	$6,682,912	$5,594,470

	2016	2015	2016	2015	2016	2015
Units, beginning of period	—	647,736	—	2,783,962	235,111	254,889
Units issued	—	5,919	—	197,168	60,472	26,174
Units redeemed	—	(653,655)	—	(2,981,130)	(45,670)	(45,952)

Units, end of period	—	—	—	—	249,913	235,111

(l)

Terminated as an investment option and funds transferred to Core Bond Trust Series I on April 27, 2015. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(m)

Terminated as an investment option and funds transferred to Core Bond Trust Series NAV on April 27, 2015. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Stock Market Index Trust Series NAV		U.S. Equity Trust Series I		U.S. Equity Trust Series NAV
	2016	2015	2016 (n)	2015	2016 (o)	2015
Income:
Dividend distributions received	$526,657	$404,839	$845,535	$310,444	$542,178	$176,113
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	526,657	404,839	845,535	310,444	542,178	176,113

Realized gains (losses) on investments:
Capital gain distributions received	564,613	784,979	8,110,751	—	5,107,400	—
Net realized gain (loss)	872,779	949,766	(4,894,865)	546,315	(4,081,174)	170,373

Realized gains (losses)	1,437,392	1,734,745	3,215,886	546,315	1,026,226	170,373

Unrealized appreciation (depreciation) during the period	2,182,212	(2,339,397)	(3,283,336)	(776,931)	(1,066,040)	(271,284)

Net increase (decrease) in net assets from operations	4,146,261	(199,813)	778,085	79,828	502,364	75,202

Changes from principal transactions:
Purchase payments	2,806,079	3,117,449	400,366	537,120	1,008,222	1,542,785
Transfers between sub-accounts and the company	3,197,458	4,909,778	(16,098,746)	460,041	(9,794,091)	430,907
Transfers on general account policy loans	(215,888)	(228,504)	14,100	(31,209)	(36,615)	(9,372)
Withdrawals	(490,307)	(303,083)	(503,890)	(767,977)	(91,934)	(91,072)
Annual contract fee	(1,260,134)	(1,014,277)	(768,928)	(954,956)	(398,792)	(467,669)

Net increase (decrease) in net assets from principal transactions	4,037,208	6,481,363	(16,957,098)	(756,981)	(9,313,210)	1,405,579

Total increase (decrease) in net assets	8,183,469	6,281,550	(16,179,013)	(677,153)	(8,810,846)	1,480,781
Net assets at beginning of period	30,668,605	24,387,055	16,179,013	16,856,166	8,810,846	7,330,065

Net assets at end of period	$38,852,074	$30,668,605	$—	$16,179,013	$—	$8,810,846

	2016	2015	2016	2015	2016	2015
Units, beginning of period	386,748	305,904	1,099,989	1,152,065	597,958	500,073
Units issued	97,316	116,324	144,906	77,628	136,667	187,873
Units redeemed	(48,079)	(35,480)	(1,244,895)	(129,704)	(734,625)	(89,988)

Units, end of period	435,985	386,748	—	1,099,989	—	597,958

(n)

Terminated as an investment option and funds transferred to 500 Index Fund B Series I on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(o)

Terminated as an investment option and funds transferred to 500 Index Fund B Series NAV on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY
For the years ended December 31,

	Ultra Short Term Bond Trust Series I		Ultra Short Term Bond Trust Series NAV		Utilities Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$17,699	$9,608	$76,010	$59,323	$208,544	$129,736
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	17,699	9,608	76,010	59,323	208,544	129,736

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	84,733	402,872
Net realized gain (loss)	(12,804)	(3,896)	(67,959)	(26,897)	(504,227)	102,651

Realized gains (losses)	(12,804)	(3,896)	(67,959)	(26,897)	(419,494)	505,523

Unrealized appreciation (depreciation) during the period	(468)	(6,182)	22,651	(32,643)	657,637	(1,271,430)

Net increase (decrease) in net assets from operations	4,427	(470)	30,702	(217)	446,687	(636,171)

Changes from principal transactions:
Purchase payments	71,300	65,232	568,765	458,065	106,018	102,007
Transfers between sub-accounts and the company	404,332	235,632	219,523	824,362	(106,706)	(232,486)
Transfers on general account policy loans	—	12,109	(106,650)	(99,036)	(133,961)	(103,878)
Withdrawals	(30,115)	(21,158)	(746,756)	(113,022)	(256,650)	(203,752)
Annual contract fee	(80,869)	(63,268)	(287,035)	(240,378)	(179,648)	(193,753)

Net increase (decrease) in net assets from principal transactions	364,648	228,547	(352,153)	829,991	(570,947)	(631,862)

Total increase (decrease) in net assets	369,075	228,077	(321,451)	829,774	(124,260)	(1,268,033)
Net assets at beginning of period	847,979	619,902	4,238,433	3,408,659	3,616,420	4,884,453

Net assets at end of period	$1,217,054	$847,979	$3,916,982	$4,238,433	$3,492,160	$3,616,420

	2016	2015	2016	2015	2016	2015
Units, beginning of period	84,413	61,686	420,822	338,480	113,676	130,870
Units issued	76,638	36,516	362,293	180,410	57,913	5,235
Units redeemed	(40,531)	(13,789)	(396,762)	(98,068)	(73,011)	(22,429)

Units, end of period	120,520	84,413	386,353	420,822	98,578	113,676

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Utilities Trust Series NAV		Value Trust Series I		Value Trust Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$715,773	$471,754	$101,824	$83,450	$115,729	$84,961
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	715,773	471,754	101,824	83,450	115,729	84,961

Realized gains (losses) on investments:
Capital gain distributions received	265,913	1,401,310	1,219,251	2,000,129	1,274,257	1,761,000
Net realized gain (loss)	(283,468)	346,827	198,463	585,006	(148,859)	418,488

Realized gains (losses)	(17,555)	1,748,137	1,417,714	2,585,135	1,125,398	2,179,488

Unrealized appreciation (depreciation) during the period	789,028	(4,531,003)	509,357	(4,019,296)	881,911	(3,553,329)

Net increase (decrease) in net assets from operations	1,487,246	(2,311,112)	2,028,895	(1,350,711)	2,123,038	(1,288,880)

Changes from principal transactions:
Purchase payments	1,432,989	1,453,797	302,582	365,700	1,193,378	1,301,946
Transfers between sub-accounts and the company	305,822	298,212	(399,368)	(674,120)	272,412	1,248,590
Transfers on general account policy loans	(14,005)	(51,260)	(41,842)	17,447	(100,043)	(41,024)
Withdrawals	(452,747)	(370,564)	(367,053)	(551,666)	(279,009)	(194,119)
Annual contract fee	(745,518)	(700,232)	(695,217)	(813,575)	(685,161)	(678,216)

Net increase (decrease) in net assets from principal transactions	526,541	629,953	(1,200,898)	(1,656,214)	401,577	1,637,177

Total increase (decrease) in net assets	2,013,787	(1,681,159)	827,997	(3,006,925)	2,524,615	348,297
Net assets at beginning of period	13,376,476	15,057,635	13,872,168	16,879,093	13,232,295	12,883,998

Net assets at end of period	$15,390,263	$13,376,476	$14,700,165	$13,872,168	$15,756,910	$13,232,295

	2016	2015	2016	2015	2016	2015
Units, beginning of period	525,380	503,945	261,578	289,978	534,547	474,386
Units issued	130,862	100,493	4,203	4,388	89,743	158,522
Units redeemed	(113,769)	(79,058)	(26,329)	(32,788)	(74,519)	(98,361)

Units, end of period	542,473	525,380	239,452	261,578	549,771	534,547

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Account”) is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The Account consists of 104 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 5 active sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust and Non-affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company organized originally under the laws of the State of Maine in 1955 and later in 1992, the Company changed its state of domicile to the State of Michigan. The Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 2 classes of units to fund Contracts issued by the Company. These classes, Series I and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

As a result of a portfolio change, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
Equity-Income Trust Series I	Equity Income Trust Series I	05/02/2016
Equity-Income Trust Series NAV	Equity Income Trust Series NAV	05/02/2016

Funds transferred in 2016 are as follows:

Transferred from	Transferred to	Effective Date
Franklin Templeton Founding Allocation Trust Series I	Lifestyle Growth Trust PS Series I	10/21/2016
Franklin Templeton Founding Allocation Trust Series NAV	Lifestyle Growth Trust PS Series NAV	10/21/2016
International Core Trust Series I	International Value Trust Series I	10/21/2016
International Core Trust Series NAV	International Value Trust Series NAV	10/21/2016
Money Market Trust B Series NAV	Money-Market Trust Series NAV	04/29/2016
Real Return Bond Trust Series I	Bond Trust Series I	04/29/2016
Real Return Bond Trust Series NAV	Bond Trust Series NAV	04/29/2016
U.S. Equity Trust Series I	500 Index Fund B Series I	10/21/2016

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

1.	Organization — (continued):

Transferred from	Transferred to	Effective Date
U.S. Equity Trust Series NAV	500 Index Fund B Series NAV	10/21/2016

Sub-accounts opened in 2016 are as follows:

Sub-accounts Opened	Effective Date
Money-Market Trust Series NAV	04/29/2016

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2016.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the FY 2010 and onward remains open subject to examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2016, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors, LLC or other broker-dealers having distribution agreements with John Hancock Distributors, LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

5.	Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2016. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Mutual Funds	$4,093,161,670	—	—	4,093,161,670

Total	$4,093,161,670	—	—	4,093,161,670

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2016.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2016 were as follows:

	Purchases	Sales
Sub-Account
500 Index Fund B Series NAV	$75,262,186	$23,916,211
Active Bond Trust Series I	1,698,180	909,855
Active Bond Trust Series NAV	7,390,776	4,082,827
All Cap Core Trust Series I	317,169	1,150,598
All Cap Core Trust Series NAV	1,016,306	1,268,090
Alpha Opportunities Trust Series I	576,724	463,085
Alpha Opportunities Trust Series NAV	2,410,012	1,191,840
American Asset Allocation Trust Series I	32,636,515	7,232,532
American Global Growth Trust Series I	4,328,628	2,297,012
American Growth Trust Series I	26,454,673	8,454,117
American Growth-Income Trust Series I	32,063,680	9,886,169
American International Trust Series I	5,473,874	5,154,828
American New World Trust Series I	3,742,632	1,337,607
Blue Chip Growth Trust Series I	6,715,223	6,183,225
Blue Chip Growth Trust Series NAV	22,550,192	7,433,947
Bond Trust Series I	4,021,392	938,837
Bond Trust Series NAV	17,403,733	3,701,722
Capital Appreciation Trust Series I	4,775,937	4,516,230
Capital Appreciation Trust Series NAV	8,180,851	4,431,908
Capital Appreciation Value Trust Series I	2,047,773	294,956
Capital Appreciation Value Trust Series NAV	26,676,298	3,672,897
Core Bond Trust Series I	1,541,566	3,336,479
Core Bond Trust Series NAV	16,030,000	8,447,612
Core Strategy Trust Series I	168,854	529,859
Core Strategy Trust Series NAV	23,011,321	8,906,116
Emerging Markets Value Trust Series I	854,683	624,463
Emerging Markets Value Trust Series NAV	8,199,502	4,982,153
Equity Income Trust Series I	5,371,409	5,296,176
Equity Income Trust Series NAV	17,496,901	12,299,714
Financial Industries Trust Series I	2,135,529	656,725
Financial Industries Trust Series NAV	2,932,559	2,004,064
Franklin Templeton Founding Allocation Trust Series I (g)	132,906	502,845
Franklin Templeton Founding Allocation Trust Series NAV (h)	8,797,908	53,023,699
Fundamental All Cap Core Trust Series I	318,442	190,943
Fundamental All Cap Core Trust Series NAV	3,843,612	1,614,516
Fundamental Large Cap Value Trust Series I	1,879,450	4,528,908
Fundamental Large Cap Value Trust Series NAV	7,502,343	7,324,372
Global Bond Trust Series I	457,548	729,912
Global Bond Trust Series NAV	8,619,725	5,376,707
Global Trust Series I	1,224,916	1,588,281
Global Trust Series NAV	4,061,411	3,586,400
Health Sciences Trust Series I	3,542,746	2,708,736
Health Sciences Trust Series NAV	16,104,602	7,475,082
High Yield Trust Series I	1,458,803	1,411,442
High Yield Trust Series NAV	8,132,136	5,807,325
International Core Trust Series I (e)	3,068,388	14,469,915
International Core Trust Series NAV (f)	4,208,947	17,380,534
International Equity Index Trust B Series I	958,970	1,450,097
International Equity Index Trust B Series NAV	10,420,728	5,420,647

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

6.	Purchases and Sales of Investments — (continued):

	Purchases	Sales
Sub-Account
International Growth Stock Trust Series I	$1,455,109	$693,670
International Growth Stock Trust Series NAV	6,333,132	1,829,307
International Small Company Trust Series I	1,985,370	2,185,856
International Small Company Trust Series NAV	5,112,815	4,375,254
International Value Trust Series I	14,484,406	2,406,476
International Value Trust Series NAV	17,521,762	2,803,794
Investment Quality Bond Trust Series I	2,250,158	2,753,482
Investment Quality Bond Trust Series NAV	5,618,875	3,716,141
Lifestyle Aggressive MVP Series I	763,245	1,473,629
Lifestyle Aggressive MVP Series NAV	19,830,886	21,119,842
Lifestyle Aggressive Trust PS Series NAV	1,777,464	349,698
Lifestyle Balanced MVP Series I	5,597,313	7,279,578
Lifestyle Balanced MVP Series NAV	54,097,468	26,950,649
Lifestyle Balanced Trust PS Series NAV	20,222,602	989,200
Lifestyle Conservative MVP Series I	302,667	844,112
Lifestyle Conservative MVP Series NAV	9,256,425	7,709,028
Lifestyle Conservative Trust PS Series NAV	2,505,746	167,618
Lifestyle Growth MVP Series I	4,279,242	8,596,180
Lifestyle Growth MVP Series NAV	67,981,579	49,768,233
Lifestyle Growth Trust PS Series I	502,672	2,305
Lifestyle Growth Trust PS Series NAV	75,357,701	4,840,629
Lifestyle Moderate MVP Series I	1,854,922	1,684,315
Lifestyle Moderate MVP Series NAV	14,126,467	9,434,167
Lifestyle Moderate Trust PS Series NAV	6,841,243	631,252
M Capital Appreciation (a)	2,501,771	1,953,202
M International Equity (a)	2,230,554	3,310,642
M Large Cap Growth (a)	2,745,062	2,385,468
M Large Cap Value (a)	2,072,899	1,248,743
Mid Cap Index Trust Series I	5,156,011	3,359,649
Mid Cap Index Trust Series NAV	12,531,289	4,288,028
Mid Cap Stock Trust Series I	1,814,871	2,319,420
Mid Cap Stock Trust Series NAV	5,944,607	6,080,487
Mid Value Trust Series I	2,801,560	1,946,379
Mid Value Trust Series NAV	10,962,233	4,360,401
Money Market Trust B Series NAV (i)	38,260,338	146,647,008
Money Market Trust Series I	13,422,553	14,709,953
Money-Market Trust Series NAV	200,678,602	90,497,066
PIMCO All Asset (a)	3,830,895	4,346,813
Real Estate Securities Trust Series I	2,465,997	5,228,520
Real Estate Securities Trust Series NAV	12,553,093	8,180,727
Real Return Bond Trust Series I (c)	259,421	3,940,920
Real Return Bond Trust Series NAV (d)	1,304,104	16,711,155
Science & Technology Trust Series I	4,427,629	6,378,865
Science & Technology Trust Series NAV	7,925,115	5,353,306
Short Term Government Income Trust Series I	1,523,322	1,796,613
Short Term Government Income Trust Series NAV	5,612,816	2,239,364
Small Cap Growth Trust Series I	511,473	741,883
Small Cap Growth Trust Series NAV	4,221,099	2,560,345
Small Cap Index Trust Series I	1,330,449	900,817
Small Cap Index Trust Series NAV	7,598,225	2,622,388
Small Cap Opportunities Trust Series I	4,329,092	3,370,947
Small Cap Opportunities Trust Series NAV	4,660,080	2,644,896

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

6.	Purchases and Sales of Investments — (continued):

	Purchases	Sales
Sub-Account
Small Cap Value Trust Series I	$2,419,277	$868,858
Small Cap Value Trust Series NAV	10,098,368	4,019,969
Small Company Value Trust Series I	4,330,654	1,506,352
Small Company Value Trust Series NAV	7,098,856	3,073,062
Strategic Income Opportunities Trust Series I	1,223,232	1,584,184
Strategic Income Opportunities Trust Series NAV	5,993,675	5,599,764
Total Bond Market Trust B Series NAV	5,676,290	3,218,319
Total Stock Market Index Trust Series I	1,663,132	1,124,878
Total Stock Market Index Trust Series NAV	9,109,911	3,981,431
U.S. Equity Trust Series I (a)	11,105,225	19,106,038
U.S. Equity Trust Series NAV (b)	7,683,280	11,346,913
Ultra Short Term Bond Trust Series I	791,171	408,824
Ultra Short Term Bond Trust Series NAV	3,743,093	4,019,237
Utilities Trust Series I	2,260,302	2,537,970
Utilities Trust Series NAV	4,661,144	3,152,916
Value Trust Series I	1,550,185	1,430,009
Value Trust Series NAV	3,648,706	1,857,145

(a)

Terminated as an investment option and funds transferred to 500 Index Fund B Series I on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(b)

Terminated as an investment option and funds transferred to 500 Index Fund B Series NAV on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(c)

Terminated as an investment option and funds transferred to Bond Trust Series I on April 29, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(d)

Terminated as an investment option and funds transferred to Bond Trust Series NAV on April 29, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(e)

Terminated as an investment option and funds transferred to International Value Trust Series I on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(f)

Terminated as an investment option and funds transferred to International Value Trust Series NAV on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(g)

Terminated as an investment option and funds transferred to Lifestyle Growth Trust PS Series s I on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(h)

Terminated as an investment option and funds transferred to Lifestyle Growth Trust PS Series NAV on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

6.	Purchases and Sales of Investments — (continued):

(i)

Terminated as an investment option and funds transferred to Money-Market Trust Series NAV on April 29, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values

A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
500 Index Fund B Series NAV	2016	6,586	$48.23 to $30.16	$273,254	0.00% to 0.00%	1.96%	11.64% to 11.64%
	2015	5,508	43.20 to 27.01	203,858	0.00 to 0.00	1.77	1.15 to 1.15
	2014	5,455	42.71 to 26.70	195,957	0.00 to 0.00	1.69	13.43 to 9.85
	2013	5,194	37.65 to 23.54	160,818	0.00 to 0.00	1.87	32.03 to 32.02
	2012	5,258	28.52 to 17.83	120,194	0.00 to 0.00	1.17	15.80 to 8.03

Active Bond Trust Series I	2016	329	22.78 to 22.78	7,491	0.00 to 0.00	3.82	4.34 to 4.34
	2015	306	21.84 to 21.84	6,687	0.00 to 0.00	5.11	0.17 to 0.17
	2014	318	21.80 to 21.80	6,927	0.00 to 0.00	3.64	6.82 to 6.82
	2013	344	20.41 to 20.41	7,030	0.00 to 0.00	5.61	0.24 to 0.24
	2012	365	20.36 to 20.36	7,431	0.00 to 0.00	3.57	9.71 to 9.71

Active Bond Trust Series NAV	2016	301	74.36 to 74.36	22,366	0.00 to 0.00	3.88	4.50 to 4.50
	2015	267	71.15 to 71.15	19,029	0.00 to 0.00	5.46	0.12 to 0.12
	2014	209	71.07 to 71.07	14,876	0.00 to 0.00	4.16	6.97 to 2.79
	2013	156	66.44 to 66.44	10,351	0.00 to 0.00	6.35	0.19 to 0.19
	2012	130	66.31 to 66.31	8,625	0.00 to 0.00	4.43	9.76 to 5.32

All Cap Core Trust Series I	2016	234	36.69 to 36.69	8,583	0.00 to 0.00	1.70	10.56 to 10.56
	2015	263	33.19 to 33.19	8,724	0.00 to 0.00	0.93	2.59 to 2.59
	2014	296	32.35 to 32.35	9,558	0.00 to 0.00	0.94	9.64 to 9.64
	2013	324	29.50 to 29.50	9,554	0.00 to 0.00	1.28	34.33 to 34.33
	2012	350	21.96 to 21.96	7,688	0.00 to 0.00	1.10	16.57 to 16.57

All Cap Core Trust Series NAV	2016	271	22.97 to 22.97	6,222	0.00 to 0.00	1.77	10.65 to 10.65
	2015	286	20.76 to 20.76	5,947	0.00 to 0.00	1.06	2.64 to 2.64
	2014	305	20.23 to 20.23	6,163	0.00 to 0.00	1.02	9.68 to 7.59
	2013	312	18.44 to 18.44	5,751	0.00 to 0.00	1.51	34.44 to 34.44
	2012	187	13.72 to 13.72	2,558	0.00 to 0.00	1.14	16.62 to 10.44

Alpha Opportunities Trust Series I	2016	24	24.34 to 24.34	593	0.00 to 0.00	1.53	5.71 to 5.71
	2015	24	23.02 to 23.02	553	0.00 to 0.00	0.58	0.00 to 0.00
	2014	31	23.02 to 23.02	711	0.00 to 0.00	0.47	8.00 to 8.00
	2013	39	21.32 to 21.32	826	0.00 to 0.00	0.81	35.55 to 35.55
	2012	40	15.73 to 15.73	625	0.00 to 0.00	0.62	21.33 to 21.33

Alpha Opportunities Trust Series NAV	2016	167	25.76 to 25.76	4,300	0.00 to 0.00	2.02	5.75 to 5.75
	2015	137	24.36 to 24.36	3,332	0.00 to 0.00	0.69	-0.03 to -0.03
	2014	137	24.37 to 24.37	3,338	0.00 to 0.00	0.61	8.12 to 6.15
	2013	117	22.54 to 22.54	2,646	0.00 to 0.00	0.95	35.58 to 35.58
	2012	76	16.63 to 16.63	1,269	0.00 to 0.00	0.62	21.38 to 9.62

American Asset Allocation Trust Series I	2016	6,029	16.76 to 16.76	101,053	0.00 to 0.00	1.40	8.99 to 8.99
	2015	5,264	15.38 to 15.38	80,949	0.00 to 0.00	2.25	1.06 to 1.06
	2014	4,830	15.22 to 15.22	73,501	0.00 to 0.00	1.78	5.05 to 3.82
	2013	3,801	14.49 to 14.49	55,061	0.00 to 0.00	1.21	23.30 to 23.30
	2012	3,278	11.75 to 11.75	38,509	0.00 to 0.00	1.64	15.77 to 8.80

American Global Growth Trust Series I	2016	588	15.70 to 15.70	9,238	0.00 to 0.00	1.06	0.29 to 0.29
	2015	534	15.66 to 15.66	8,354	0.00 to 0.00	1.90	6.64 to 6.64
	2014	365	14.68 to 14.68	5,353	0.00 to 0.00	0.94	3.55 to 1.97
	2013	247	14.40 to 14.40	3,559	0.00 to 0.00	1.27	28.63 to 28.63
	2012	105	11.19 to 11.19	1,174	0.00 to 0.00	0.62	22.12 to 13.48

American Growth Trust Series I	2016	2,457	37.01 to 24.58	66,671	0.00 to 0.00	0.40	9.08 to 9.07
	2015	2,485	33.93 to 22.54	62,274	0.00 to 0.00	0.24	6.44 to 6.44
	2014	2,634	31.88 to 21.17	62,573	0.00 to 0.00	0.84	8.14 to 7.90
	2013	2,637	29.48 to 19.58	58,238	0.00 to 0.00	0.56	29.61 to 29.61
	2012	2,641	22.75 to 15.11	45,369	0.00 to 0.00	0.40	17.49 to 8.11

American Growth-Income Trust Series I	2016	3,612	33.49 to 22.44	94,504	0.00 to 0.00	1.67	11.10 to 11.10
	2015	3,602	30.14 to 20.19	86,236	0.00 to 0.00	1.34	1.11 to 1.11
	2014	3,706	29.81 to 19.97	88,902	0.00 to 0.00	0.92	10.25 to 7.27
	2013	3,776	27.04 to 18.11	83,050	0.00 to 0.00	1.01	33.02 to 33.01
	2012	3,951	20.33 to 13.62	66,176	0.00 to 0.00	1.49	17.16 to 10.27

American International Trust Series I	2016	2,058	31.58 to 17.94	41,108	0.00 to 0.00	1.03	3.12 to 3.12
	2015	2,038	30.63 to 17.40	39,918	0.00 to 0.00	1.13	-4.82 to -4.82
	2014	1,879	32.18 to 18.28	39,770	0.00 to 0.00	1.00	-3.05 to -4.20
	2013	1,957	33.19 to 18.85	42,782	0.00 to 0.00	0.98	21.20 to 21.20
	2012	1,966	27.39 to 15.55	36,419	0.00 to 0.00	1.10	17.50 to 13.22

American New World Trust Series I	2016	846	16.23 to 16.23	13,729	0.00 to 0.00	0.43	4.93 to 4.93
	2015	730	15.47 to 15.47	11,291	0.00 to 0.00	1.74	-3.66 to -3.66
	2014	477	16.05 to 16.05	7,660	0.00 to 0.00	0.90	-8.21 to -8.64
	2013	387	17.49 to 17.49	6,763	0.00 to 0.00	1.14	10.89 to 10.89
	2012	240	15.77 to 15.77	3,791	0.00 to 0.00	0.66	17.37 to 12.53

Blue Chip Growth Trust Series I	2016	616	56.23 to 56.23	34,610	0.00 to 0.00	0.01	0.81 to 0.81
	2015	714	55.78 to 55.78	39,843	0.00 to 0.00	0.00	11.06 to 11.06

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Blue Chip Growth Trust Series I	2014		769	$50.22 to $50.22	$38,599	0.00% to 0.00%	0.00%	9.07% to 9.07%
	2013		818	46.05 to 46.05	37,645	0.00 to 0.00	0.27	41.33 to 41.33
	2012		891	32.58 to 32.58	29,014	0.00 to 0.00	0.09	18.31 to 18.31

Blue Chip Growth Trust Series NAV	2016		457	137.04 to 137.04	62,639	0.00 to 0.00	0.05	0.85 to 0.85
	2015		414	135.88 to 135.88	56,255	0.00 to 0.00	0.00	11.13 to 11.13
	2014		347	122.28 to 122.28	42,434	0.00 to 0.00	0.00	11.16 to 9.11
	2013		302	112.07 to 112.07	33,822	0.00 to 0.00	0.33	41.43 to 41.43
	2012		262	79.24 to 79.24	20,734	0.00 to 0.00	0.14	18.39 to 5.30

Bond Trust Series I	2016		331	11.52 to 11.52	3,815	0.00 to 0.00	3.73	3.06 to 3.06
	2015		73	11.18 to 11.18	818	0.00 to 0.00	3.03	0.24 to 0.24
	2014		98	11.16 to 11.16	1,098	0.00 to 0.00	2.77	5.53 to 5.53
	2013		66	10.57 to 10.57	694	0.00 to 0.00	2.42	-1.36 to -1.36
	2012		92	10.72 to 10.72	985	0.00 to 0.00	2.79	6.34 to 6.34

Bond Trust Series NAV	2016		1,730	11.56 to 11.56	19,996	0.00 to 0.00	3.66	3.19 to 3.19
	2015		594	11.20 to 11.20	6,657	0.00 to 0.00	2.99	0.30 to 0.30
	2014		664	11.17 to 11.17	7,416	0.00 to 0.00	2.80	5.59 to 2.50
	2013		519	10.58 to 10.58	5,489	0.00 to 0.00	2.94	-1.32 to -1.32
	2012		511	10.72 to 10.72	5,480	0.00 to 0.00	3.04	6.31 to 2.99

Capital Appreciation Trust Series I	2016		863	27.32 to 27.32	23,584	0.00 to 0.00	0.00	-1.08 to -1.08
	2015		1,005	27.61 to 27.61	27,741	0.00 to 0.00	0.00	11.45 to 11.45
	2014		1,106	24.78 to 24.78	27,404	0.00 to 0.00	0.05	9.65 to 9.65
	2013		1,167	22.60 to 22.60	26,365	0.00 to 0.00	0.25	37.41 to 37.41
	2012		1,460	16.44 to 16.44	24,001	0.00 to 0.00	0.15	15.98 to 15.98

Capital Appreciation Trust Series NAV	2016		812	26.84 to 26.84	21,802	0.00 to 0.00	0.01	-1.00 to -1.00
	2015		803	27.11 to 27.11	21,769	0.00 to 0.00	0.02	11.47 to 11.47
	2014		834	24.32 to 24.32	20,287	0.00 to 0.00	0.09	11.81 to 9.68
	2013		770	22.17 to 22.17	17,076	0.00 to 0.00	0.26	37.50 to 37.50
	2012		743	16.13 to 16.13	11,988	0.00 to 0.00	0.21	16.03 to 3.07

Capital Appreciation Value Trust Series I	2016		132	19.90 to 19.90	2,620	0.00 to 0.00	1.61	8.12 to 8.12
	2015		54	18.41 to 18.41	988	0.00 to 0.00	1.27	5.28 to 5.28
	2014		63	17.48 to 17.48	1,096	0.00 to 0.00	1.30	12.22 to 12.22
	2013		56	15.58 to 15.58	879	0.00 to 0.00	1.20	22.31 to 22.31
	2012		40	12.74 to 12.74	509	0.00 to 0.00	1.51	14.60 to 14.60

Capital Appreciation Value Trust Series NAV	2016		2,711	19.97 to 19.97	54,138	0.00 to 0.00	1.58	8.19 to 8.19
	2015		1,782	18.46 to 18.46	32,897	0.00 to 0.00	1.30	5.27 to 5.27
	2014		1,340	17.54 to 17.54	23,505	0.00 to 0.00	1.61	12.38 to 7.58
	2013		1,014	15.60 to 15.60	15,829	0.00 to 0.00	1.46	22.29 to 22.29
	2012		823	12.76 to 12.76	10,506	0.00 to 0.00	1.86	14.77 to 7.74

Core Bond Trust Series I	2016		857	20.87 to 20.87	17,879	0.00 to 0.00	1.93	2.74 to 2.74
	2015		960	20.31 to 20.31	19,495	0.00 to 0.00	2.31	0.31 to 0.31
	2014		66	20.25 to 20.25	1,334	0.00 to 0.00	3.07	5.93 to 5.93
	2013		69	19.11 to 19.11	1,314	0.00 to 0.00	1.95	-2.15 to -2.15
	2012		102	19.53 to 19.53	1,997	0.00 to 0.00	2.82	6.46 to 6.46

Core Bond Trust Series NAV	2016		3,635	16.76 to 16.76	60,928	0.00 to 0.00	2.10	2.73 to 2.73
	2015		3,255	16.32 to 16.32	53,124	0.00 to 0.00	2.28	0.36 to 0.36
	2014		397	16.26 to 16.26	6,459	0.00 to 0.00	3.62	6.01 to 2.87
	2013		260	15.34 to 15.34	3,988	0.00 to 0.00	2.81	-2.12 to -2.12
	2012		250	15.67 to 15.67	3,919	0.00 to 0.00	3.31	6.54 to 3.76

Core Strategy Trust Series I	2016		79	15.71 to 15.71	1,238	0.00 to 0.00	1.71	7.11 to 7.11
	2015		108	14.66 to 14.66	1,581	0.00 to 0.00	2.12	-0.11 to -0.11
	2014		124	14.68 to 14.68	1,821	0.00 to 0.00	2.39	6.10 to 6.10
	2013		133	13.84 to 13.84	1,835	0.00 to 0.00	2.64	19.16 to 19.16
	2012		18	11.61 to 11.61	211	0.00 to 0.00	3.34	12.53 to 12.53

Core Strategy Trust Series NAV	2016		9,568	15.78 to 15.78	150,977	0.00 to 0.00	2.19	7.16 to 7.16
	2015		9,236	14.73 to 14.73	136,012	0.00 to 0.00	2.36	-0.06 to -0.06
	2014		9,346	14.73 to 14.73	137,715	0.00 to 0.00	2.72	6.14 to 3.30
	2013		8,196	13.88 to 13.88	113,767	0.00 to 0.00	1.39	19.29 to 19.29
	2012		3,306	11.64 to 11.64	38,470	0.00 to 0.00	3.51	12.58 to 7.54

Emerging Markets Value Trust Series I	2016		202	13.47 to 13.47	2,721	0.00 to 0.00	2.16	18.00 to 18.00
	2015		189	11.41 to 11.41	2,155	0.00 to 0.00	2.03	-19.07 to -19.07
	2014		198	14.10 to 14.10	2,786	0.00 to 0.00	1.86	-5.50 to -5.50
	2013		230	14.93 to 14.93	3,435	0.00 to 0.00	1.24	-3.22 to -3.22
	2012		521	15.42 to 15.42	8,031	0.00 to 0.00	1.07	18.53 to 18.53

Emerging Markets Value Trust Series NAV	2016		2,747	10.83 to 10.83	29,733	0.00 to 0.00	2.26	18.09 to 18.09
	2015		2,481	9.17 to 9.17	22,747	0.00 to 0.00	2.19	-19.05 to -19.05
	2014		2,052	11.32 to 11.32	23,237	0.00 to 0.00	2.00	-5.37 to -7.51
	2013		1,849	11.97 to 11.97	22,122	0.00 to 0.00	1.52	-3.18 to -3.18
	2012		1,275	12.36 to 12.36	15,761	0.00 to 0.00	1.25	18.49 to 14.09

Equity Income Trust Series I	2016	(f)	794	50.99 to 50.99	40,460	0.00 to 0.00	2.21	19.13 to 19.13
	2015		892	42.80 to 42.80	38,190	0.00 to 0.00	1.89	-6.75 to -6.75

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Equity Income Trust Series I	2014		990	$45.90 to $45.90	$45,429	0.00% to 0.00%	1.82%	7.47% to 7.47%
	2013		1,079	42.71 to 42.71	46,083	0.00 to 0.00	1.85	30.05 to 30.05
	2012		1,258	32.84 to 32.84	41,314	0.00 to 0.00	2.05	17.36 to 17.36

Equity Income Trust Series NAV	2016	(g)	1,360	51.00 to 51.00	69,339	0.00 to 0.00	2.35	19.18 to 19.18
	2015		1,416	42.79 to 42.79	60,573	0.00 to 0.00	1.99	-6.66 to -6.66
	2014		1,475	45.85 to 45.85	67,616	0.00 to 0.00	1.93	7.55 to 4.38
	2013		1,438	42.63 to 42.63	61,302	0.00 to 0.00	2.08	30.05 to 30.05
	2012		1,300	32.78 to 32.78	42,625	0.00 to 0.00	2.25	17.47 to 10.80

Financial Industries Trust Series I	2016		163	27.49 to 27.49	4,468	0.00 to 0.00	1.40	19.37 to 19.37
	2015		115	23.03 to 23.03	2,647	0.00 to 0.00	0.99	-2.65 to -2.65
	2014		119	23.65 to 23.65	2,807	0.00 to 0.00	0.73	8.65 to 8.65
	2013		102	21.77 to 21.77	2,218	0.00 to 0.00	0.48	30.75 to 30.75
	2012		109	16.65 to 16.65	1,815	0.00 to 0.00	0.77	18.05 to 18.05

Financial Industries Trust Series NAV	2016		300	33.13 to 33.13	9,927	0.00 to 0.00	1.56	19.47 to 19.47
	2015		275	27.73 to 27.73	7,636	0.00 to 0.00	1.15	-2.58 to -2.58
	2014		218	28.46 to 28.46	6,196	0.00 to 0.00	0.80	8.64 to 6.56
	2013		181	26.20 to 26.20	4,736	0.00 to 0.00	0.69	30.86 to 30.86
	2012		163	20.02 to 20.02	3,266	0.00 to 0.00	0.82	18.03 to 8.06

Franklin Templeton Founding Allocation Trust Series I	2016	(o)	0	14.76 to 14.76	0	0.00 to 0.00	2.97	7.99 to 7.99
	2015		27	13.67 to 13.67	371	0.00 to 0.00	2.75	-5.80 to -5.80
	2014		28	14.51 to 14.51	400	0.00 to 0.00	3.09	3.01 to 3.01
	2013		28	14.09 to 14.09	393	0.00 to 0.00	2.33	24.43 to 24.43
	2012		34	11.32 to 11.32	389	0.00 to 0.00	3.13	16.26 to 16.26

Franklin Templeton Founding Allocation Trust Series NAV	2016	(p)	0	14.82 to 14.82	0	0.00 to 0.00	2.84	8.09 to 8.09
	2015		3,225	13.71 to 13.71	44,210	0.00 to 0.00	3.05	-5.75 to -5.75
	2014		2,729	14.55 to 14.55	39,698	0.00 to 0.00	3.54	3.06 to -1.98
	2013		1,986	14.12 to 14.12	28,030	0.00 to 0.00	3.61	24.51 to 24.51
	2012		1,205	11.34 to 11.34	13,662	0.00 to 0.00	3.98	16.33 to 12.32

Fundamental All Cap Core Trust Series I	2016		26	41.10 to 41.10	1,085	0.00 to 0.00	0.59	8.34 to 8.34
	2015		27	37.93 to 37.93	1,011	0.00 to 0.00	0.00	4.01 to 4.01
	2014		25	36.47 to 36.47	896	0.00 to 0.00	0.33	9.75 to 9.75
	2013		51	33.23 to 33.23	1,694	0.00 to 0.00	1.03	35.88 to 35.88
	2012		32	24.46 to 24.46	793	0.00 to 0.00	0.76	23.52 to 23.52

Fundamental All Cap Core Trust Series NAV	2016		599	24.44 to 24.44	14,635	0.00 to 0.00	0.70	8.40 to 8.40
	2015		583	22.55 to 22.55	13,149	0.00 to 0.00	0.00	4.09 to 4.09
	2014		561	21.66 to 21.66	12,145	0.00 to 0.00	0.46	11.86 to 9.81
	2013		634	19.73 to 19.73	12,510	0.00 to 0.00	1.00	35.87 to 35.87
	2012		565	14.52 to 14.52	8,202	0.00 to 0.00	0.82	23.67 to 15.03

Fundamental Large Cap Value Trust Series I	2016		1,166	30.90 to 30.90	36,042	0.00 to 0.00	2.24	10.17 to 10.17
	2015		1,291	28.05 to 28.05	36,204	0.00 to 0.00	0.99	-1.11 to -1.11
	2014		1,394	28.36 to 28.36	39,538	0.00 to 0.00	1.95	10.61 to 10.61
	2013		235	25.64 to 25.64	6,034	0.00 to 0.00	1.03	32.41 to 32.41
	2012		48	19.36 to 19.36	925	0.00 to 0.00	1.95	24.43 to 24.43

Fundamental Large Cap Value Trust Series NAV	2016		1,861	21.77 to 21.77	40,527	0.00 to 0.00	2.31	10.21 to 10.21
	2015		1,887	19.75 to 19.75	37,270	0.00 to 0.00	1.11	-1.06 to -1.06
	2014		1,692	19.96 to 19.96	33,776	0.00 to 0.00	1.11	10.66 to 7.82
	2013		837	18.04 to 18.04	15,103	0.00 to 0.00	1.23	32.46 to 32.46
	2012		134	13.62 to 13.62	1,824	0.00 to 0.00	1.64	24.48 to 16.71

Global Bond Trust Series I	2016		169	30.53 to 30.53	5,168	0.00 to 0.00	0.00	3.05 to 3.05
	2015		178	29.63 to 29.63	5,266	0.00 to 0.00	2.49	-3.50 to -3.50
	2014		197	30.70 to 30.70	6,058	0.00 to 0.00	0.90	2.28 to 2.28
	2013		220	30.02 to 30.02	6,602	0.00 to 0.00	0.46	-5.42 to -5.42
	2012		240	31.74 to 31.74	7,608	0.00 to 0.00	6.89	7.03 to 7.03

Global Bond Trust Series NAV	2016		874	30.66 to 30.66	26,791	0.00 to 0.00	0.00	3.15 to 3.15
	2015		777	29.73 to 29.73	23,090	0.00 to 0.00	2.63	-3.51 to -3.51
	2014		754	30.81 to 30.81	23,227	0.00 to 0.00	1.00	2.42 to -1.88
	2013		753	30.08 to 30.08	22,656	0.00 to 0.00	0.50	-5.54 to -5.54
	2012		706	31.84 to 31.84	22,476	0.00 to 0.00	6.92	7.15 to 4.53

Global Trust Series I	2016		335	32.69 to 32.69	10,956	0.00 to 0.00	4.53	9.46 to 9.46
	2015		364	29.86 to 29.86	10,859	0.00 to 0.00	1.87	-6.42 to -6.42
	2014		413	31.91 to 31.91	13,193	0.00 to 0.00	3.12	-2.60 to -2.60
	2013		218	32.76 to 32.76	7,141	0.00 to 0.00	1.52	31.09 to 31.09
	2012		238	24.99 to 24.99	5,955	0.00 to 0.00	2.13	21.74 to 21.74

Global Trust Series NAV	2016		1,558	17.70 to 17.70	27,563	0.00 to 0.00	4.64	9.46 to 9.46
	2015		1,602	16.17 to 16.17	25,903	0.00 to 0.00	2.01	-6.33 to -6.33
	2014		1,728	17.26 to 17.26	29,822	0.00 to 0.00	6.16	-2.51 to -6.31
	2013		290	17.70 to 17.70	5,130	0.00 to 0.00	1.59	31.04 to 31.04
	2012		301	13.51 to 13.51	4,067	0.00 to 0.00	2.30	21.82 to 18.78

Health Sciences Trust Series I	2016		139	69.59 to 69.59	9,670	0.00 to 0.00	0.06	-10.57 to -10.57
	2015		163	77.81 to 77.81	12,695	0.00 to 0.00	0.00	12.69 to 12.69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Health Sciences Trust Series I	2014		215	$69.05 to $69.05	$14,819	0.00% to 0.00%	0.00%	31.83% to 31.83%
	2013		213	52.38 to 52.38	11,156	0.00 to 0.00	0.00	51.07 to 51.07
	2012		220	34.67 to 34.67	7,625	0.00 to 0.00	0.00	31.95 to 31.95

Health Sciences Trust Series NAV	2016		636	54.28 to 54.28	34,511	0.00 to 0.00	0.11	-10.54 to -10.54
	2015		635	60.67 to 60.67	38,510	0.00 to 0.00	0.00	12.76 to 12.76
	2014		556	53.81 to 53.81	29,900	0.00 to 0.00	0.00	31.85 to 25.97
	2013		484	40.81 to 40.81	19,734	0.00 to 0.00	0.00	51.24 to 51.24
	2012		353	26.99 to 26.99	9,520	0.00 to 0.00	0.00	31.93 to 12.19

High Yield Trust Series I	2016		376	34.12 to 34.12	12,841	0.00 to 0.00	6.98	16.26 to 16.26
	2015		402	29.35 to 29.35	11,811	0.00 to 0.00	7.29	-8.32 to -8.32
	2014		440	32.01 to 32.01	14,093	0.00 to 0.00	6.55	0.11 to 0.11
	2013		471	31.97 to 31.97	15,052	0.00 to 0.00	6.56	8.52 to 8.52
	2012		493	29.46 to 29.46	14,511	0.00 to 0.00	8.05	18.99 to 18.99

High Yield Trust Series NAV	2016		1,277	22.57 to 22.57	28,818	0.00 to 0.00	7.22	16.56 to 16.56
	2015		1,253	19.36 to 19.36	24,252	0.00 to 0.00	7.70	-8.38 to -8.38
	2014		1,232	21.14 to 21.14	26,044	0.00 to 0.00	6.90	0.00 to -3.67
	2013		1,109	21.14 to 21.14	23,434	0.00 to 0.00	6.84	8.68 to 8.68
	2012		993	19.45 to 19.45	19,318	0.00 to 0.00	8.73	19.07 to 9.73

International Core Trust Series I	2016	(m)	0	20.89 to 20.89	0	0.00 to 0.00	25.29	1.23 to 1.23
	2015		672	20.63 to 20.63	13,869	0.00 to 0.00	2.99	-5.45 to -5.45
	2014		599	21.82 to 21.82	13,075	0.00 to 0.00	3.52	-6.70 to -6.70
	2013		627	23.39 to 23.39	14,659	0.00 to 0.00	2.78	25.00 to 25.00
	2012		739	18.71 to 18.71	13,837	0.00 to 0.00	2.85	15.05 to 15.05

International Core Trust Series NAV	2016	(n)	0	15.40 to 15.40	0	0.00 to 0.00	22.77	1.25 to 1.25
	2015		1,025	15.21 to 15.21	15,589	0.00 to 0.00	3.40	-5.32 to -5.32
	2014		669	16.07 to 16.07	10,739	0.00 to 0.00	3.79	-6.76 to -11.03
	2013		538	17.23 to 17.23	9,260	0.00 to 0.00	3.16	25.13 to 25.13
	2012		413	13.77 to 13.77	5,691	0.00 to 0.00	3.14	16.10 to 15.16

International Equity Index Trust B Series I	2016		983	11.39 to 11.39	11,186	0.00 to 0.00	2.65	4.45 to 4.45
	2015		1,053	10.90 to 10.90	11,479	0.00 to 0.00	2.36	-5.91 to -5.91
	2014		1,081	11.58 to 11.58	12,520	0.00 to 0.00	3.02	-4.61 to -4.61
	2013		1,158	12.14 to 12.14	14,066	0.00 to 0.00	2.39	14.56 to 14.56
	2012		1,304	10.60 to 10.60	13,820	0.00 to 0.00	7.00	6.02 to 6.02

International Equity Index Trust B Series NAV	2016		1,121	44.68 to 44.68	50,084	0.00 to 0.00	2.77	4.43 to 4.43
	2015		1,034	42.78 to 42.78	44,230	0.00 to 0.00	2.59	-5.80 to -5.80
	2014		865	45.42 to 45.42	39,290	0.00 to 0.00	3.28	-4.57 to -7.23
	2013		750	47.59 to 47.59	35,683	0.00 to 0.00	2.68	14.54 to 14.54
	2012		636	41.55 to 41.55	26,411	0.00 to 0.00	1.60	17.76 to 15.48

International Growth Stock Trust Series I	2016		194	11.98 to 11.98	2,326	0.00 to 0.00	1.82	-1.31 to -1.31
	2015		135	12.14 to 12.14	1,644	0.00 to 0.00	1.62	-2.27 to -2.27
	2014		152	12.42 to 12.42	1,892	0.00 to 0.00	1.77	0.20 to 0.20
	2013		190	12.40 to 12.40	2,353	0.00 to 0.00	1.23	19.10 to 19.10
	2012		201	10.41 to 10.41	2,094	0.00 to 0.00	4.09	4.08 to 4.08

International Growth Stock Trust Series NAV	2016		1,173	12.01 to 12.01	14,093	0.00 to 0.00	1.95	-1.19 to -1.19
	2015		820	12.16 to 12.16	9,961	0.00 to 0.00	1.86	-2.23 to -2.23
	2014		656	12.43 to 12.43	8,153	0.00 to 0.00	1.93	0.19 to -2.81
	2013		594	12.41 to 12.41	7,373	0.00 to 0.00	1.26	19.18 to 19.18
	2012		582	10.41 to 10.41	6,055	0.00 to 0.00	4.25	4.12 to 4.12

International Small Company Trust Series I	2016		373	15.83 to 15.83	5,904	0.00 to 0.00	2.13	4.90 to 4.90
	2015		391	15.09 to 15.09	5,896	0.00 to 0.00	1.69	6.54 to 6.54
	2014		427	14.17 to 14.17	6,043	0.00 to 0.00	1.26	-6.89 to -6.89
	2013		526	15.22 to 15.22	8,002	0.00 to 0.00	2.07	26.34 to 26.34
	2012		529	12.04 to 12.04	6,367	0.00 to 0.00	1.43	19.20 to 19.20

International Small Company Trust Series NAV	2016		1,306	15.89 to 15.89	20,743	0.00 to 0.00	2.04	4.95 to 4.95
	2015		1,282	15.14 to 15.14	19,406	0.00 to 0.00	1.97	6.68 to 6.68
	2014		878	14.19 to 14.19	12,457	0.00 to 0.00	1.50	-6.85 to -10.48
	2013		709	15.23 to 15.23	10,807	0.00 to 0.00	2.05	26.30 to 26.30
	2012		599	12.06 to 12.06	7,223	0.00 to 0.00	1.42	19.23 to 12.82

International Value Trust Series I	2016		1,005	24.78 to 24.78	24,904	0.00 to 0.00	3.47	12.24 to 12.24
	2015		535	22.08 to 22.08	11,804	0.00 to 0.00	1.79	-7.81 to -7.81
	2014		623	23.95 to 23.95	14,924	0.00 to 0.00	2.80	-12.51 to -12.51
	2013		648	27.37 to 27.37	17,721	0.00 to 0.00	1.71	26.15 to 26.15
	2012		682	21.70 to 21.70	14,799	0.00 to 0.00	2.68	19.38 to 19.38

International Value Trust Series NAV	2016		2,242	15.99 to 15.99	35,853	0.00 to 0.00	3.12	12.20 to 12.20
	2015		1,336	14.25 to 14.25	19,037	0.00 to 0.00	1.96	-7.72 to -7.72
	2014		1,399	15.44 to 15.44	21,595	0.00 to 0.00	3.03	-12.47 to -14.40
	2013		1,144	17.64 to 17.64	20,190	0.00 to 0.00	1.96	26.21 to 26.21
	2012		1,042	13.98 to 13.98	14,566	0.00 to 0.00	2.90	19.59 to 19.36

Investment Quality Bond Trust Series I	2016		297	35.03 to 35.03	10,410	0.00 to 0.00	2.27	4.29 to 4.29
	2015		321	33.59 to 33.59	10,794	0.00 to 0.00	1.82	-0.82 to -0.82

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Investment Quality Bond Trust Series I	2014		361	$33.87 to $33.87	$12,238	0.00% to 0.00%	2.96%	5.48% to 5.48%
	2013		396	32.11 to 32.11	12,718	0.00 to 0.00	3.68	-1.92 to -1.92
	2012		449	32.74 to 32.74	14,702	0.00 to 0.00	1.93	7.59 to 7.59

Investment Quality Bond Trust Series NAV	2016		763	16.55 to 16.55	12,629	0.00 to 0.00	2.51	4.26 to 4.26
	2015		674	15.87 to 15.87	10,698	0.00 to 0.00	1.99	-0.68 to -0.68
	2014		534	15.98 to 15.98	8,529	0.00 to 0.00	3.30	5.54 to 2.04
	2013		467	15.14 to 15.14	7,074	0.00 to 0.00	3.98	-1.88 to -1.88
	2012		457	15.43 to 15.43	7,049	0.00 to 0.00	2.26	7.66 to 4.09

Lifestyle Aggressive MVP Series I	2016		451	29.91 to 29.91	13,493	0.00 to 0.00	1.67	1.95 to 1.95
	2015		487	29.33 to 29.33	14,299	0.00 to 0.00	1.95	-5.85 to -5.85
	2014		529	31.15 to 31.15	16,492	0.00 to 0.00	2.53	1.40 to 1.40
	2013		754	30.72 to 30.72	23,176	0.00 to 0.00	2.98	26.72 to 26.72
	2012		615	24.25 to 24.25	14,901	0.00 to 0.00	1.34	16.61 to 16.61

Lifestyle Aggressive MVP Series NAV	2016		9,109	17.93 to 17.93	163,300	0.00 to 0.00	1.71	1.89 to 1.89
	2015		9,422	17.59 to 17.59	165,762	0.00 to 0.00	2.05	-5.79 to -5.79
	2014		9,406	18.67 to 18.67	175,656	0.00 to 0.00	2.92	1.54 to 0.53
	2013		9,085	18.39 to 18.39	167,093	0.00 to 0.00	2.60	26.77 to 26.77
	2012		8,833	14.51 to 14.51	128,138	0.00 to 0.00	1.58	16.67 to 9.51

Lifestyle Aggressive Trust PS Series NAV	2016		196	11.65 to 11.65	2,279	0.00 to 0.00	2.87	9.59 to 9.59
	2015		80	10.63 to 10.63	853	0.00 to 0.00	2.03	-1.51 to -1.51
	2014		48	10.80 to 10.80	523	0.00 to 0.00	5.68	5.46 to 5.46

Lifestyle Balanced MVP Series I	2016		1,543	36.21 to 36.21	55,881	0.00 to 0.00	2.05	4.79 to 4.79
	2015		1,693	34.55 to 34.55	58,486	0.00 to 0.00	2.35	-2.25 to -2.25
	2014		1,838	35.35 to 35.35	64,961	0.00 to 0.00	2.83	4.29 to 4.29
	2013		1,952	33.89 to 33.89	66,175	0.00 to 0.00	2.81	12.78 to 12.78
	2012		2,024	30.05 to 30.05	60,830	0.00 to 0.00	2.18	11.87 to 11.87

Lifestyle Balanced MVP Series NAV	2016		22,207	18.02 to 18.02	400,325	0.00 to 0.00	2.20	4.91 to 4.91
	2015		22,063	17.18 to 17.18	379,093	0.00 to 0.00	2.52	-2.20 to -2.20
	2014		21,988	17.57 to 17.57	386,294	0.00 to 0.00	3.02	4.25 to 1.81
	2013		20,832	16.85 to 16.85	351,050	0.00 to 0.00	3.11	12.89 to 12.89
	2012		18,390	14.93 to 14.93	274,505	0.00 to 0.00	2.56	11.90 to 6.76

Lifestyle Balanced Trust PS Series NAV	2016		4,011	11.39 to 11.39	45,689	0.00 to 0.00	2.94	6.17 to 6.17
	2015		2,450	10.73 to 10.73	26,281	0.00 to 0.00	3.78	0.10 to 0.10
	2014		961	10.72 to 10.72	10,303	0.00 to 0.00	8.80	5.94 to 5.94

Lifestyle Conservative MVP Series I	2016		90	36.69 to 36.69	3,292	0.00 to 0.00	2.24	4.58 to 4.58
	2015		109	35.09 to 35.09	3,825	0.00 to 0.00	2.55	0.05 to 0.05
	2014		119	35.07 to 35.07	4,177	0.00 to 0.00	2.56	5.02 to 5.02
	2013		150	33.39 to 33.39	5,019	0.00 to 0.00	2.92	3.87 to 3.87
	2012		223	32.15 to 32.15	7,186	0.00 to 0.00	3.03	8.52 to 8.52

Lifestyle Conservative MVP Series NAV	2016		1,978	17.17 to 17.17	33,973	0.00 to 0.00	2.41	4.53 to 4.53
	2015		1,979	16.43 to 16.43	32,516	0.00 to 0.00	2.57	0.18 to 0.18
	2014		2,049	16.40 to 16.40	33,614	0.00 to 0.00	3.02	4.98 to 2.14
	2013		1,857	15.62 to 15.62	29,023	0.00 to 0.00	3.47	3.99 to 3.99
	2012		1,865	15.02 to 15.02	28,021	0.00 to 0.00	3.26	8.55 to 4.72

Lifestyle Conservative Trust PS Series NAV	2016		258	11.07 to 11.07	2,857	0.00 to 0.00	5.16	4.36 to 4.36
	2015		58	10.61 to 10.61	618	0.00 to 0.00	3.23	0.22 to 0.22
	2014		18	10.59 to 10.59	191	0.00 to 0.00	8.91	5.67 to 5.67

Lifestyle Growth MVP Series I	2016		2,108	33.16 to 33.16	69,872	0.00 to 0.00	1.82	3.34 to 3.34
	2015		2,344	32.08 to 32.08	75,182	0.00 to 0.00	2.08	-4.53 to -4.53
	2014		2,599	33.61 to 33.61	87,346	0.00 to 0.00	2.68	2.16 to 2.16
	2013		2,937	32.90 to 32.90	96,619	0.00 to 0.00	2.43	19.34 to 19.34
	2012		3,225	27.57 to 27.57	88,889	0.00 to 0.00	1.82	13.87 to 13.87

Lifestyle Growth MVP Series NAV	2016		30,781	17.78 to 17.78	547,356	0.00 to 0.00	1.95	3.38 to 3.38
	2015		31,216	17.20 to 17.20	536,932	0.00 to 0.00	2.30	-4.55 to -4.55
	2014		30,578	18.02 to 18.02	551,018	0.00 to 0.00	2.94	2.28 to 0.59
	2013		28,942	17.62 to 17.62	509,912	0.00 to 0.00	2.72	19.38 to 19.38
	2012		26,401	14.76 to 14.76	389,619	0.00 to 0.00	2.03	13.91 to 7.98

Lifestyle Growth Trust PS Series I	2016	(h)	49	10.20 to 10.20	501	0.00 to 0.00	9.77	1.99 to 1.99

Lifestyle Growth Trust PS Series NAV	2016		8,684	11.59 to 11.59	100,607	0.00 to 0.00	3.93	7.22 to 1.99
	2015		2,723	10.81 to 10.81	29,423	0.00 to 0.00	3.36	0.00 to 0.00
	2014		1,093	10.81 to 10.81	11,808	0.00 to 0.00	7.60	6.23 to 6.23

Lifestyle Moderate MVP Series I	2016		364	37.46 to 37.46	13,629	0.00 to 0.00	2.13	5.30 to 5.30
	2015		380	35.58 to 35.58	13,519	0.00 to 0.00	2.40	-0.91 to -0.91
	2014		428	35.90 to 35.90	15,384	0.00 to 0.00	2.60	4.94 to 4.94
	2013		511	34.21 to 34.21	17,487	0.00 to 0.00	2.97	10.22 to 10.22
	2012		539	31.04 to 31.04	16,738	0.00 to 0.00	2.53	10.67 to 10.67

Lifestyle Moderate MVP Series NAV	2016		4,728	18.03 to 18.03	85,239	0.00 to 0.00	2.23	5.25 to 5.25
	2015		4,737	17.13 to 17.13	81,140	0.00 to 0.00	2.61	-0.86 to -0.86

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Lifestyle Moderate MVP Series NAV	2014		4,639	$17.27 to $17.27	$80,144	0.00% to 0.00%	3.06%	4.99% to 2.38%
	2013		4,291	16.45 to 16.45	70,619	0.00 to 0.00	3.23	10.26 to 10.26
	2012		3,741	14.92 to 14.92	55,826	0.00 to 0.00	2.75	10.70 to 5.97

Lifestyle Moderate Trust PS Series NAV	2016		1,181	11.29 to 11.29	13,334	0.00 to 0.00	3.26	5.54 to 5.54
	2015		673	10.69 to 10.69	7,196	0.00 to 0.00	3.93	0.14 to 0.14
	2014		269	10.68 to 10.68	2,874	0.00 to 0.00	8.70	5.88 to 5.88
	2013		3	10.08 to 10.08	28	0.00 to 0.00	0.00	0.84 to 0.84

M Capital Appreciation (e)	2016		151	96.21 to 96.21	14,508	0.00 to 0.00	0.00	21.06 to 21.06
	2015		151	79.47 to 79.47	11,986	0.00 to 0.00	0.00	-6.58 to -6.58
	2014		128	85.07 to 85.07	10,873	0.00 to 0.00	0.00	12.42 to 9.01
	2013		123	75.67 to 75.67	9,332	0.00 to 0.00	0.00	39.20 to 39.20
	2012		114	54.36 to 54.36	6,201	0.00 to 0.00	0.33	17.43 to 8.43

M International Equity (e)	2016		368	31.73 to 31.73	11,682	0.00 to 0.00	1.14	-0.05 to -0.05
	2015		409	31.74 to 31.74	12,973	0.00 to 0.00	1.90	-3.94 to -3.94
	2014		328	33.05 to 33.05	10,847	0.00 to 0.00	2.37	-7.06 to -10.07
	2013		298	35.56 to 35.56	10,597	0.00 to 0.00	2.57	16.32 to 16.32
	2012		200	30.57 to 30.57	6,117	0.00 to 0.00	2.22	20.68 to 14.03

M Large Cap Growth (e)	2016		237	52.82 to 52.82	12,511	0.00 to 0.00	0.00	-2.32 to -2.32
	2015		243	54.08 to 54.08	13,154	0.00 to 0.00	0.03	7.70 to 7.70
	2014		250	50.21 to 50.21	12,528	0.00 to 0.00	0.04	12.53 to 10.21
	2013		235	45.56 to 45.56	10,727	0.00 to 0.00	0.59	36.15 to 36.15
	2012		204	33.46 to 33.46	6,838	0.00 to 0.00	0.05	19.31 to 7.49

M Large Cap Value (e)	2016		451	25.98 to 25.98	11,704	0.00 to 0.00	2.03	9.64 to 9.64
	2015		423	23.69 to 23.69	10,016	0.00 to 0.00	1.37	-0.66 to -0.66
	2014		396	23.85 to 23.85	9,439	0.00 to 0.00	1.26	9.68 to 5.84
	2013		354	21.75 to 21.75	7,698	0.00 to 0.00	2.84	34.22 to 34.22
	2012		299	16.20 to 16.20	4,843	0.00 to 0.00	0.81	17.29 to 10.97

Mid Cap Index Trust Series I	2016		322	49.24 to 49.24	15,865	0.00 to 0.00	1.16	20.11 to 20.11
	2015		315	40.99 to 40.99	12,931	0.00 to 0.00	1.00	-2.60 to -2.60
	2014		343	42.08 to 42.08	14,446	0.00 to 0.00	0.96	9.35 to 9.35
	2013		399	38.49 to 38.49	15,339	0.00 to 0.00	1.07	33.03 to 33.03
	2012		412	28.93 to 28.93	11,921	0.00 to 0.00	1.42	17.48 to 17.48

Mid Cap Index Trust Series NAV	2016		1,331	32.32 to 32.32	43,027	0.00 to 0.00	1.33	20.17 to 20.17
	2015		1,180	26.89 to 26.89	31,748	0.00 to 0.00	1.10	-2.54 to -2.54
	2014		1,111	27.60 to 27.60	30,659	0.00 to 0.00	1.10	9.40 to 6.47
	2013		955	25.23 to 25.23	24,098	0.00 to 0.00	1.23	33.09 to 33.09
	2012		784	18.95 to 18.95	14,859	0.00 to 0.00	1.61	17.54 to 8.00

Mid Cap Stock Trust Series I	2016		522	35.09 to 35.09	18,317	0.00 to 0.00	0.00	0.59 to 0.59
	2015		578	34.88 to 34.88	20,174	0.00 to 0.00	0.00	3.00 to 3.00
	2014		644	33.87 to 33.87	21,808	0.00 to 0.00	0.10	8.02 to 8.02
	2013		667	31.35 to 31.35	20,921	0.00 to 0.00	0.04	36.82 to 36.82
	2012		725	22.92 to 22.92	16,622	0.00 to 0.00	0.00	22.21 to 22.21

Mid Cap Stock Trust Series NAV	2016		321	76.41 to 76.41	24,502	0.00 to 0.00	0.00	0.58 to 0.58
	2015		347	75.96 to 75.96	26,363	0.00 to 0.00	0.00	3.04 to 3.04
	2014		317	73.72 to 73.72	23,349	0.00 to 0.00	0.15	9.25 to 8.11
	2013		279	68.19 to 68.19	18,991	0.00 to 0.00	0.07	36.84 to 36.84
	2012		260	49.83 to 49.83	12,945	0.00 to 0.00	0.00	22.34 to 8.31

Mid Value Trust Series I	2016		453	31.12 to 31.12	14,082	0.00 to 0.00	1.14	24.02 to 24.02
	2015		482	25.09 to 25.09	12,092	0.00 to 0.00	1.11	-3.43 to -3.43
	2014		521	25.98 to 25.98	13,539	0.00 to 0.00	0.72	10.60 to 10.60
	2013		553	23.49 to 23.49	12,998	0.00 to 0.00	1.04	31.39 to 31.39
	2012		650	17.88 to 17.88	11,629	0.00 to 0.00	0.84	19.53 to 19.53

Mid Value Trust Series NAV	2016		560	47.84 to 47.84	26,795	0.00 to 0.00	1.29	24.09 to 24.09
	2015		479	38.55 to 38.55	18,472	0.00 to 0.00	1.18	-3.41 to -3.41
	2014		491	39.91 to 39.91	19,602	0.00 to 0.00	0.82	10.70 to 4.90
	2013		455	36.05 to 36.05	16,387	0.00 to 0.00	1.09	31.47 to 31.47
	2012		446	27.42 to 27.42	12,226	0.00 to 0.00	0.91	19.54 to 12.75

Money Market Trust B Series NAV	2016	(q)	0	17.38 to 17.38	0	0.00 to 0.00	0.14	0.05 to 0.05
	2015		6,238	17.37 to 17.37	108,387	0.00 to 0.00	0.00	0.00 to 0.00
	2014		5,079	17.37 to 17.37	88,240	0.00 to 0.00	0.00	0.00 to 0.00
	2013		5,806	17.37 to 17.37	100,876	0.00 to 0.00	0.01	0.01 to 0.01
	2012		6,223	17.37 to 17.37	108,102	0.00 to 0.00	0.04	0.03 to 0.03

Money Market Trust Series I	2016		1,421	24.69 to 24.69	35,040	0.00 to 0.00	0.07	0.08 to 0.08
	2015		1,474	24.66 to 24.66	36,327	0.00 to 0.00	0.00	0.00 to 0.00
	2014		1,384	24.66 to 24.66	34,120	0.00 to 0.00	0.00	0.00 to 0.00
	2013		1,712	24.66 to 24.66	42,210	0.00 to 0.00	0.00	0.01 to 0.01
	2012		1,836	24.66 to 24.66	45,255	0.00 to 0.00	0.00	0.01 to 0.01

Money-Market Trust Series NAV	2016	(e)	11,007	10.00 to 10.00	110,182	0.00 to 0.00	0.16	0.05 to 0.05

PIMCO All Asset (e)	2016		1,370	22.84 to 16.18	22,914	0.00 to 0.00	2.31	12.59 to 12.59

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
PIMCO All Asset (e)	2015		1,439	$20.28 to $14.37	$21,371	0.00% to 0.00%	3.01%	-9.31% to -9.32%
	2014		1,461	22.37 to 15.84	24,126	0.00 to 0.00	4.55	0.24 to -3.88
	2013		1,894	22.31 to 15.81	31,105	0.00 to 0.00	4.52	-0.10 to -0.10
	2012		1,340	22.34 to 15.82	22,540	0.00 to 0.00	4.81	14.65 to 9.24

Real Estate Securities Trust Series I	2016		152	182.34 to 182.34	27,761	0.00 to 0.00	3.34	6.92 to 6.92
	2015		173	170.54 to 170.54	29,578	0.00 to 0.00	1.85	2.68 to 2.68
	2014		191	166.10 to 166.10	31,721	0.00 to 0.00	1.63	31.73 to 31.73
	2013		198	126.09 to 126.09	24,973	0.00 to 0.00	1.84	-0.10 to -0.10
	2012		217	126.22 to 126.22	27,346	0.00 to 0.00	1.69	17.26 to 17.26

Real Estate Securities Trust Series NAV	2016		347	152.74 to 152.74	53,069	0.00 to 0.00	3.56	6.96 to 6.96
	2015		332	142.80 to 142.80	47,368	0.00 to 0.00	2.05	2.80 to 2.80
	2014		283	138.91 to 138.91	39,373	0.00 to 0.00	1.81	31.75 to 13.03
	2013		236	105.43 to 105.43	24,887	0.00 to 0.00	2.07	-0.05 to -0.05
	2012		193	105.48 to 105.48	20,360	0.00 to 0.00	1.92	17.33 to 4.78

Real Return Bond Trust Series I	2016	(k)	0	21.85 to 21.85	0	0.00 to 0.00	0.00	3.91 to 3.91
	2015		169	21.03 to 21.03	3,545	0.00 to 0.00	6.37	-2.95 to -2.95
	2014		156	21.67 to 21.67	3,389	0.00 to 0.00	2.92	4.76 to 4.76
	2013		185	20.69 to 20.69	3,835	0.00 to 0.00	2.43	-9.28 to -9.28
	2012		209	22.80 to 22.80	4,773	0.00 to 0.00	1.73	8.86 to 8.86

Real Return Bond Trust Series NAV	2016	(l)	0	15.07 to 15.07	0	0.00 to 0.00	0.00	3.92 to 3.92
	2015		1,023	14.50 to 14.50	14,835	0.00 to 0.00	6.71	-2.94 to -2.94
	2014		779	14.94 to 14.94	11,637	0.00 to 0.00	2.88	4.88 to 0.73
	2013		932	14.24 to 14.24	13,267	0.00 to 0.00	2.66	-9.25 to -9.25
	2012		939	15.69 to 15.69	14,743	0.00 to 0.00	1.91	8.86 to 4.13

Science & Technology Trust Series I	2016		431	39.20 to 39.20	16,892	0.00 to 0.00	0.00	8.39 to 8.39
	2015		547	36.16 to 36.16	19,781	0.00 to 0.00	0.00	6.69 to 6.69
	2014		557	33.90 to 33.90	18,893	0.00 to 0.00	0.00	12.89 to 12.89
	2013		576	30.02 to 30.02	17,289	0.00 to 0.00	0.00	43.53 to 43.53
	2012		624	20.92 to 20.92	13,043	0.00 to 0.00	0.00	10.45 to 10.45

Science & Technology Trust Series NAV	2016		631	31.10 to 31.10	19,631	0.00 to 0.00	0.00	8.41 to 8.41
	2015		631	28.68 to 28.68	18,095	0.00 to 0.00	0.00	6.78 to 6.78
	2014		486	26.86 to 26.86	13,046	0.00 to 0.00	0.00	14.24 to 12.95
	2013		387	23.78 to 23.78	9,206	0.00 to 0.00	0.00	43.55 to 43.55
	2012		356	16.57 to 16.57	5,900	0.00 to 0.00	0.00	10.54 to 1.76

Short Term Government Income Trust Series I	2016		541	10.75 to 10.75	5,814	0.00 to 0.00	1.69	0.57 to 0.57
	2015		576	10.69 to 10.69	6,161	0.00 to 0.00	1.78	0.65 to 0.65
	2014		592	10.62 to 10.62	6,284	0.00 to 0.00	1.82	1.15 to 1.15
	2013		775	10.50 to 10.50	8,144	0.00 to 0.00	1.94	-0.86 to -0.86
	2012		865	10.59 to 10.59	9,162	0.00 to 0.00	1.59	1.21 to 1.21

Short Term Government Income Trust Series NAV	2016		1,541	10.79 to 10.79	16,626	0.00 to 0.00	1.83	0.63 to 0.63
	2015		1,256	10.72 to 10.72	13,465	0.00 to 0.00	1.87	0.69 to 0.69
	2014		1,114	10.65 to 10.65	11,869	0.00 to 0.00	2.00	1.19 to 0.39
	2013		1,140	10.52 to 10.52	11,994	0.00 to 0.00	2.11	-0.74 to -0.74
	2012		1,488	10.60 to 10.60	15,775	0.00 to 0.00	1.71	1.18 to 0.55

Small Cap Growth Trust Series I	2016		85	25.77 to 25.77	2,196	0.00 to 0.00	0.00	2.29 to 2.29
	2015		103	25.19 to 25.19	2,583	0.00 to 0.00	0.00	-8.85 to -8.85
	2014		94	27.64 to 27.64	2,586	0.00 to 0.00	0.00	7.57 to 7.57
	2013		101	25.69 to 25.69	2,592	0.00 to 0.00	0.00	44.08 to 44.08
	2012		102	17.83 to 17.83	1,814	0.00 to 0.00	0.00	16.47 to 16.47

Small Cap Growth Trust Series NAV	2016		565	30.58 to 30.58	17,276	0.00 to 0.00	0.00	2.27 to 2.27
	2015		558	29.90 to 29.90	16,691	0.00 to 0.00	0.00	-8.78 to -8.78
	2014		510	32.78 to 32.78	16,723	0.00 to 0.00	0.00	11.05 to 7.60
	2013		481	30.46 to 30.46	14,645	0.00 to 0.00	0.00	44.22 to 44.22
	2012		420	21.12 to 21.12	8,867	0.00 to 0.00	0.00	16.53 to 4.70

Small Cap Index Trust Series I	2016		256	37.55 to 37.55	9,614	0.00 to 0.00	1.15	20.98 to 20.98
	2015		267	31.04 to 31.04	8,282	0.00 to 0.00	1.00	-4.58 to -4.58
	2014		291	32.52 to 32.52	9,477	0.00 to 0.00	0.92	4.59 to 4.59
	2013		308	31.10 to 31.10	9,568	0.00 to 0.00	1.43	38.61 to 38.61
	2012		332	22.43 to 22.43	7,449	0.00 to 0.00	2.03	16.09 to 16.09

Small Cap Index Trust Series NAV	2016		956	29.98 to 29.98	28,653	0.00 to 0.00	1.27	21.02 to 21.02
	2015		849	24.77 to 24.77	21,017	0.00 to 0.00	1.13	-4.59 to -4.59
	2014		793	25.96 to 25.96	20,587	0.00 to 0.00	1.02	7.14 to 4.71
	2013		658	24.79 to 24.79	16,308	0.00 to 0.00	1.59	38.75 to 38.75
	2012		599	17.87 to 17.87	10,697	0.00 to 0.00	2.18	16.06 to 10.12

Small Cap Opportunities Trust Series I	2016		762	44.71 to 44.71	34,074	0.00 to 0.00	0.46	19.47 to 19.47
	2015		818	37.42 to 37.42	30,614	0.00 to 0.00	0.07	-5.17 to -5.17
	2014		903	39.46 to 39.46	35,643	0.00 to 0.00	0.05	2.39 to 2.39
	2013		1,037	38.54 to 38.54	39,958	0.00 to 0.00	0.51	40.16 to 40.16
	2012		230	27.50 to 27.50	6,337	0.00 to 0.00	0.00	16.84 to 16.84

Small Cap Opportunities Trust Series NAV	2016		797	22.03 to 22.03	17,570	0.00 to 0.00	0.53	19.51 to 19.51

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Small Cap Opportunities Trust Series NAV	2015		769	$18.44 to $18.44	$14,181	0.00% to 0.00%	0.12%	-5.12% to -5.12%
	2014		822	19.43 to 19.43	15,967	0.00 to 0.00	0.08	3.44 to 2.42
	2013		686	18.97 to 18.97	13,007	0.00 to 0.00	0.72	40.28 to 40.28
	2012		329	13.52 to 13.52	4,453	0.00 to 0.00	0.00	16.88 to 10.99

Small Cap Value Trust Series I	2016		177	29.76 to 29.76	5,266	0.00 to 0.00	0.68	22.67 to 22.67
	2015		145	24.26 to 24.26	3,510	0.00 to 0.00	0.42	-1.36 to -1.36
	2014		124	24.60 to 24.60	3,054	0.00 to 0.00	0.64	7.18 to 7.18
	2013		130	22.95 to 22.95	2,983	0.00 to 0.00	0.53	33.31 to 33.31
	2012		133	17.21 to 17.21	2,291	0.00 to 0.00	0.78	15.70 to 15.70

Small Cap Value Trust Series NAV	2016		406	83.77 to 83.77	34,010	0.00 to 0.00	0.79	22.68 to 22.68
	2015		380	68.28 to 68.28	25,930	0.00 to 0.00	0.54	-1.31 to -1.31
	2014		341	69.19 to 69.19	23,607	0.00 to 0.00	0.72	7.99 to 7.25
	2013		322	64.51 to 64.51	20,747	0.00 to 0.00	0.61	33.33 to 33.33
	2012		290	48.39 to 48.39	14,014	0.00 to 0.00	0.95	15.78 to 10.07

Small Company Value Trust Series I	2016		381	42.82 to 42.82	16,325	0.00 to 0.00	0.82	32.31 to 32.31
	2015		364	32.36 to 32.36	11,775	0.00 to 0.00	1.30	-5.60 to -5.60
	2014		401	34.28 to 34.28	13,756	0.00 to 0.00	0.03	0.11 to 0.11
	2013		433	34.24 to 34.24	14,836	0.00 to 0.00	1.67	31.61 to 31.61
	2012		512	26.02 to 26.02	13,314	0.00 to 0.00	0.25	16.30 to 16.30

Small Company Value Trust Series NAV	2016		844	28.53 to 28.53	24,090	0.00 to 0.00	0.87	32.33 to 32.33
	2015		812	21.56 to 21.56	17,510	0.00 to 0.00	1.46	-5.51 to -5.51
	2014		770	22.81 to 22.81	17,573	0.00 to 0.00	0.06	0.30 to 0.14
	2013		708	22.78 to 22.78	16,123	0.00 to 0.00	1.77	31.68 to 31.68
	2012		627	17.30 to 17.30	10,845	0.00 to 0.00	0.26	16.41 to 11.42

Strategic Income Opportunities Trust Series I	2016		307	27.48 to 27.48	8,445	0.00 to 0.00	2.36	5.12 to 5.12
	2015		328	26.14 to 26.14	8,578	0.00 to 0.00	2.42	1.22 to 1.22
	2014		354	25.83 to 25.83	9,149	0.00 to 0.00	4.28	5.06 to 5.06
	2013		400	24.58 to 24.58	9,826	0.00 to 0.00	5.65	3.82 to 3.82
	2012		416	23.68 to 23.68	9,845	0.00 to 0.00	6.76	12.86 to 12.86

Strategic Income Opportunities Trust Series NAV	2016		1,317	20.40 to 20.40	26,859	0.00 to 0.00	2.48	5.19 to 5.19
	2015		1,331	19.39 to 19.39	25,816	0.00 to 0.00	2.68	1.27 to 1.27
	2014		1,258	19.15 to 19.15	24,083	0.00 to 0.00	4.69	5.13 to 1.57
	2013		1,233	18.22 to 18.22	22,464	0.00 to 0.00	6.31	3.81 to 3.81
	2012		961	17.55 to 17.55	16,860	0.00 to 0.00	7.42	12.94 to 7.30

Total Bond Market Trust B Series NAV	2016		804	24.27 to 24.27	19,505	0.00 to 0.00	2.76	2.45 to 2.45
	2015		724	23.69 to 23.69	17,167	0.00 to 0.00	2.88	0.30 to 0.30
	2014		681	23.62 to 23.62	16,086	0.00 to 0.00	3.42	6.06 to 2.90
	2013		609	22.27 to 22.27	13,556	0.00 to 0.00	3.38	-2.44 to -2.44
	2012		684	22.83 to 22.83	15,614	0.00 to 0.00	1.72	4.08 to 2.03

Total Return Trust Series I	2015		0	30.63 to 30.63	0	0.00 to 0.00	38.47	2.04 to 2.04
	2014		648	30.02 to 30.02	19,444	0.00 to 0.00	3.14	4.74 to 4.74
	2013		764	28.66 to 28.66	21,908	0.00 to 0.00	2.94	-2.03 to -2.03
	2012		931	29.26 to 29.26	27,223	0.00 to 0.00	1.96	8.49 to 8.49

Total Return Trust Series NAV	2015		0	18.34 to 18.34	0	0.00 to 0.00	36.96	1.71 to 1.71
	2014		2,784	18.03 to 18.03	50,210	0.00 to 0.00	3.49	4.72 to 2.38
	2013		2,637	17.22 to 17.22	45,413	0.00 to 0.00	3.06	-1.98 to -1.98
	2012		2,846	17.57 to 17.57	50,008	0.00 to 0.00	2.25	8.57 to 4.25

Total Stock Market Index Trust Series I	2016		250	26.73 to 26.73	6,683	0.00 to 0.00	1.49	12.38 to 12.38
	2015		235	23.79 to 23.79	5,594	0.00 to 0.00	1.30	-0.64 to -0.64
	2014		255	23.94 to 23.94	6,104	0.00 to 0.00	1.12	11.47 to 11.47
	2013		300	21.48 to 21.48	6,439	0.00 to 0.00	1.45	33.39 to 33.39
	2012		294	16.10 to 16.10	4,742	0.00 to 0.00	1.44	15.50 to 15.50

Total Stock Market Index Trust Series NAV	2016		436	89.11 to 89.11	38,852	0.00 to 0.00	1.55	12.38 to 12.38
	2015		387	79.30 to 79.30	30,669	0.00 to 0.00	1.49	-0.53 to -0.53
	2014		306	79.72 to 79.72	24,387	0.00 to 0.00	1.29	11.46 to 8.79
	2013		247	71.52 to 71.52	17,696	0.00 to 0.00	1.62	33.45 to 33.45
	2012		149	53.59 to 53.59	8,001	0.00 to 0.00	1.66	15.56 to 7.92

U.S. Equity Trust Series I	2016	(i)	0	15.49 to 15.49	0	0.00 to 0.00	6.64	5.29 to 5.29
	2015		1,100	14.71 to 14.71	16,179	0.00 to 0.00	1.88	0.53 to 0.53
	2014		1,152	14.63 to 14.63	16,856	0.00 to 0.00	1.43	11.03 to 11.03
	2013		1,249	13.18 to 13.18	16,458	0.00 to 0.00	1.63	28.22 to 28.22
	2012		1,347	10.28 to 10.28	13,846	0.00 to 0.00	2.03	2.77 to 2.77

U.S. Equity Trust Series NAV	2016	(j)	0	15.52 to 15.52	0	0.00 to 0.00	7.36	5.36 to 5.36
	2015		598	14.73 to 14.73	8,811	0.00 to 0.00	2.19	0.52 to 0.52
	2014		500	14.66 to 14.66	7,330	0.00 to 0.00	1.65	11.07 to 7.43
	2013		444	13.20 to 13.20	5,861	0.00 to 0.00	1.84	28.36 to 28.36
	2012		391	10.28 to 10.28	4,020	0.00 to 0.00	2.04	6.03 to 2.81

Ultra Short Term Bond Trust Series I	2016		121	10.10 to 10.10	1,217	0.00 to 0.00	1.83	0.52 to 0.52
	2015		84	10.05 to 10.05	848	0.00 to 0.00	1.36	-0.04 to -0.04
	2014		62	10.05 to 10.05	620	0.00 to 0.00	1.61	-0.02 to -0.02

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Ultra Short Term Bond Trust Series I	2013	66	$10.05 to $10.05	$668	0.00% to 0.00%	1.43%	-0.07% to -0.07%
	2012	50	10.06 to 10.06	503	0.00 to 0.00	2.44	0.54 to 0.54

Ultra Short Term Bond Trust Series NAV	2016	386	10.14 to 10.14	3,917	0.00 to 0.00	1.57	0.67 to 0.67
	2015	421	10.07 to 10.07	4,238	0.00 to 0.00	1.39	0.01 to 0.01
	2014	338	10.07 to 10.07	3,409	0.00 to 0.00	1.61	0.03 to -0.14
	2013	268	10.07 to 10.07	2,699	0.00 to 0.00	1.29	-0.02 to -0.02
	2012	165	10.07 to 10.07	1,661	0.00 to 0.00	1.38	0.66 to 0.17

Utilities Trust Series I	2016	99	35.43 to 35.43	3,492	0.00 to 0.00	5.01	11.35 to 11.35
	2015	114	31.82 to 31.82	3,616	0.00 to 0.00	2.98	-14.76 to -14.76
	2014	131	37.33 to 37.33	4,884	0.00 to 0.00	2.76	12.59 to 12.59
	2013	148	33.15 to 33.15	4,922	0.00 to 0.00	2.06	20.57 to 20.57
	2012	186	27.50 to 27.50	5,122	0.00 to 0.00	4.11	13.66 to 13.66

Utilities Trust Series NAV	2016	542	28.37 to 28.37	15,390	0.00 to 0.00	4.82	11.43 to 11.43
	2015	525	25.46 to 25.46	13,376	0.00 to 0.00	3.21	-14.79 to -14.79
	2014	504	29.88 to 29.88	15,058	0.00 to 0.00	3.22	12.72 to 2.31
	2013	448	26.50 to 26.50	11,863	0.00 to 0.00	2.13	20.65 to 20.65
	2012	437	21.97 to 21.97	9,598	0.00 to 0.00	3.81	13.63 to 10.75

Value Trust Series I	2016	239	61.40 to 61.40	14,700	0.00 to 0.00	0.75	15.76 to 15.76
	2015	262	53.04 to 53.04	13,872	0.00 to 0.00	0.52	-8.89 to -8.89
	2014	290	58.21 to 58.21	16,879	0.00 to 0.00	0.47	9.82 to 9.82
	2013	317	53.01 to 53.01	16,826	0.00 to 0.00	0.77	35.40 to 35.40
	2012	359	39.15 to 39.15	14,061	0.00 to 0.00	0.80	17.42 to 17.42

Value Trust Series NAV	2016	550	28.66 to 28.66	15,757	0.00 to 0.00	0.84	15.79 to 15.79
	2015	535	24.75 to 24.75	13,232	0.00 to 0.00	0.61	-8.86 to -8.86
	2014	474	27.16 to 27.16	12,884	0.00 to 0.00	0.54	9.88 to 7.60
	2013	405	24.72 to 24.72	10,005	0.00 to 0.00	0.91	35.44 to 35.44
	2012	354	18.25 to 18.25	6,466	0.00 to 0.00	0.96	17.50 to 6.68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued):

(a)

As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as “Revenue from underlying fund (12b-1, STA, Other)” and “Revenue from Sub-account” (formerly referred to as the administrative maintenance charges and sales and service fees (AMC and SSF)). The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c)

These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d)

These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(e)	Reflects the period from commencement of operations on April 29, 2016 through December 31, 2016.

(f)	Renamed on May 2, 2016. Previously known as Equity-Income Trust Series I.

(g)	Renamed on May 2, 2016. Previously known as Equity-Income Trust Series NAV.

(h)	Sub-account available in prior year but no activity.

(i)

Terminated as an investment option and funds transferred to 500 Index Fund B Series I on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(j)

Terminated as an investment option and funds transferred to 500 Index Fund B Series NAV on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(k)

Terminated as an investment option and funds transferred to Bond Trust Series I on April 29, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(l)

Terminated as an investment option and funds transferred to Bond Trust Series NAV on April 29, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(m)

Terminated as an investment option and funds transferred to International Value Trust Series I on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(n)

Terminated as an investment option and funds transferred to International Value Trust Series NAV on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(o)

Terminated as an investment option and funds transferred to Lifestyle Growth Trust PS Series I on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(p)

Terminated as an investment option and funds transferred to Lifestyle Growth Trust PS Series NAV on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(q)

Terminated as an investment option and funds transferred to Money-Market Trust Series NAV on April 29, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable life contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-accounts and are reflected as terminations.

PART C
OTHER INFORMATION
Item 26. Exhibits
The following exhibits are filed as part of this Registration Statement:
(a) Resolution of Board of Directors establishing Separate Account A is incorporated by reference to post-effective amendment number 1, file number 333-157212, filed with the Commission in April 2010.
(b) Not applicable.
(c) (1) Distribution Agreement and Servicing Agreement between John Hancock Distributors and John Hancock Life Insurance Company (U.S.A.) dated February 17, 2009, incorporated by reference to pre-effective amendment number 1, file number 333-157212, filed with the Commission on April 7, 2009.
(2)(a) Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors LLC effective August, 2009, incorporated by reference to pre-effective amendment number 2, file number 333-157212, filed with the Commission on April 26, 2011.
(b) List of third party broker-dealer firms included as Attachment A, incorporated by reference to post-effective amendment number 10, file number 333-179570, filed with the Commission in April, 2017.
(d) (1) Form of Specimen Flexible Premium Variable Life Insurance Policy, incorporated by reference to pre-effective amendment number 1, file number 333-141692, filed with the Commission on June 27, 2007 and form of Policy Endorsement dated 2009, incorporated by reference to post-effective amendment number 2, file number 333-152406, filed with the Commission in April 2010.
(2) Form of Specimen Supplementary Benefit Extended No-Lapse Guarantee Rider, incorporated by reference to pre-effective amendment number 1, file number 333-141692, filed with the Commission on June 27, 2007.
(3) Form of Specimen Supplementary Benefit Overloan Protection Rider, incorporated by reference to pre-effective amendment number 1, file number 333-141692, filed with the Commission on June 27, 2007.
(4) Form of Specimen Supplementary Benefit Policy Split Option Rider, incorporated by reference to pre-effective amendment number 1, file number 333-141692, filed with the Commission on June 27, 2007.
(5) Form of Specimen Supplementary Benefit Four Year Term Rider, incorporated by reference to pre-effective amendment number 1, file number 333-141692, filed with the Commission on June 27, 2007.
(6) Form of Specimen Supplementary Benefit Return of Premium Death Benefit Rider, incorporated by reference to pre-effective amendment number 1, file number 333-141692, filed with the Commission on June 27, 2007.
(7) Form of Specimen Supplementary Benefit Cash Value Enhancement Rider, incorporated by reference to pre-effective amendment number 1, file number 333-141692, filed with the Commission on June 27, 2007.
(e) Specimen Application for the Protection Survivorship VUL Insurance Policy, incorporated by reference to pre-effective amendment number 1, file number 333-141692, filed with the Commission on June 27, 2007.
(f) (1) Restated Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 30, 1992, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(a) Amendment to the Articles of Redomestication of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(b) Amendment to the Articles of Redomestication effective January 1, 2005, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(c) Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) dated July 26, 2010, and further amended as of November 20, 2012, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission in April 2013.
(2) By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 2, 1992, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(a) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated June 7, 2000, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(b) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated March 12, 1999, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(c) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(d) Amended and Restated By-laws of John Hancock Life Insurance Company (U.S.A.) dated June 15, 2010, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission in April 2013.
(g) (1) Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Hanover Life Reassurance Company of America, incorporated by reference to post-effective amendment number 5, file number 333-179570, filed with the Commission on December 6, 2013.

(2) Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Generali USA Life Reassurance Company of America, incorporated by reference to post-effective amendment number 5, file number 333-179570, filed with the Commission on December 6, 2013.

(3) Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and RGA Reinsurance Company, incorporated by reference to post-effective amendment number 5, file number 333-179570, filed with the Commission on December 6, 2013.

(4) Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Aurigen Reinsurance Company of America, incorporated by reference to post-effective amendment number 9, file number 333-179570, filed with the Commission on October 21, 2016.
(5) Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Hanover Life Reassurance Company of America, incorporated by reference to post-effective amendment number 9, file number 333-179570, filed with the Commission on October 21, 2016.
(6) Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and RGA Reinsurance Company, incorporated by reference to post-effective amendment number 9, file number 333-179570, filed with the Commission on October 21, 2016.
(h)(1) Participation Agreement among the Manufacturers Insurance Company (U.S.A.), the Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and John Hancock Trust dated April 20, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(3) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and M Financial Investment Advisers, Inc. dated November 13, 2009, incorporated by reference to file number 333-164150, filed with the Commission on January 4, 2010.
(4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(5) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(i) (1) Service agreement between Manulife Financial Corporation and the Manufacturers Life Insurance Company (U.S.A.), dated January 1, 2001, incorporated by reference to post-effective amendment number 6, file number 333-179570, filed with the Commission April 28, 2014.

(j) Not applicable.
(k) Opinion and consent of counsel for John Hancock Life Insurance Company (U.S.A.), incorporated by reference to pre-effective amendment number 1, file number 333-141692, filed with the Commission on June 27, 2007.
(l) Not Applicable.
(m) Not Applicable.
(n) Consent of Independent Registered Public Accounting Firm, filed herewith.
(n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment to be filed pursuant to Rule 485(b), filed herewith.
(o) Not Applicable.
(p) Not Applicable.
(q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the policies, incorporated by reference to pre-effective amendment number 1, file number 333-100597, filed with the Commission on December 16, 2002.
Powers of Attorney
(i) Powers of Attorney for Craig Bromley, Thomas Borshoff, Paul M. Connolly, Michael Doughty, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John Vrysen, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission on April 24, 2013. Power of Attorney for Linda A. Davis Watters, incorporated by reference to post-effective amendment number 10, file number 333-179570, filed with the Commission in April, 2017.
Item 27. Directors and Officers of the Depositor
OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
Name and Principal Business Address	Position with Depositor
Craig Bromley 601 Congress Street Boston, MA 02210	Director, Chairman and President
Thomas Borshoff 536 Stone Road Pittsford, NY 14534	Director
Paul M. Connolly 75 Indian Spring Road Milton, MA 02186	Director
Michael Doughty 197 Clarendon Street Boston, MA 02116	Director, Executive Vice President
Ruth Ann Fleming 205 Highland Avenue Short Hills, NJ 07078	Director
James D. Gallagher 601 Congress Street Boston, MA 02210	Director, Executive Vice President, General Counsel and Chief Administrative Officer
Scott S. Hartz 197 Clarendon Street Boston, MA 02116	Director, Executive Vice President and Chief Investment Officer – US Investments
Rex Schlaybaugh, Jr. 400 Renaissance Center Detroit, MI 48243	Director
John G. Vrysen 601 Congress Street Boston, MA 02210	Director

Name and Principal Business Address	Position with Depositor
Linda A. Davis Watters 601 Congress Street Boston, MA 02210	Director, Vice President
Executive Vice Presidents
Andrew G. Arnott*
Peter Gordon*
Timothy W. Ramza*
Halina K. von dem Hagen***	and Treasurer
Senior Vice Presidents
John C.S. Anderson**
Kevin J. Cloherty*

Steven F. Dorval*
Barbara Goose*	And Chief Marketing Officer
Gregory Mack*
William McPadden**
James O’Brien†††
Sebastian Pariath*	and Head of Operations and Chief Information Officer
Alan R. Seghezzi**
Martin Sheerin*	and Chief Financial Officer
Anthony Teta**
Brooks Tingle**
Leo Zerilli*
Vice Presidents
Emanuel Alves*	Counsel and Corporate Secretary
Roy V. Anderson*
Abigail M. Armstrong**
Kevin Askew*****
William Ball**
William D. Bertrand**
Ann Birle*****
Stephen J. Blewitt**
Alan Block*
Robert Boyda**
Grant Buchanan***
Daniel C. Budde**
Rick A. Carlson*
Bob Carroll**
Brian Collins*
Paul M. Crowley**
John J. Danello*
Brent Dennis**
Robert Donahue*****
Melvyn D’Souza	Vice President, Treasury
Paul Gallagher*
Ann Gencarella**
Richard Harris***	and Appointed Actuary
Ellie Harrison*	US Human Resources
John Hatch*
Kevin Hill**
Eugene Xavier Hodge, Jr.*
James C. Hoodlet**
Mitchell Karman*	and Chief Compliance Officer & Counsel
Frank Knox*	and Chief Compliance Officer – Retail Funds/Separate Accounts
Hung Ko***	Vice President, Treasury

Name and Principal Business Address	Position with Depositor
David Kroach***
Scott Lively*
Cheryl Mallett****
Nathaniel I. Margolis**
John B. Maynard*
Karen McCafferty*
Scott A. McFetridge**
Maureen Milet**	and Chief Compliance Officer – Investments
Scott Morin*
Jeffrey H. Nataupsky*
Scott Navin**
Jacques Ouimet**
Jeffrey Packard**
Gary M. Pelletier**
E. David Pemstein
Charlie Philbrook	and Chief Risk Officer
David Plumb*
Tracey Polsgrove*
Jill Rebman***
George Revoir*
Keri Rogers*****
Andrew Ross****
Lisa Anne Ryan†††
Thomas Samoluk*
Gordon Shone*
Susan Simi**
Rob Stanley*
Tony Todisco*****
Simonetta Vendittelli*	and Controller
Peter de Vries***
R. Blake Witherington**
Henry Wong**
*Principal Business Office is 601 Congress Street, Boston, MA 02210
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
*****Principal Business Office is 380 Stuart Street, Boston, MA 02116
†Principal Business is 6400 Sheridan Drive, Williamsville, NY 14221
††Principal Business is 2001 Butterfield Road, Downers Grove, Illinois 60515
†††Principal Business is 200 Berkeley Street, Boston, MA 02116
††††Principal Business is 101 Huntington Avenue, Boston, MA 02116
Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The Registrant is a separate account of the Depositor operating as a unit investment trust. The Registrant supports benefits payable under the Depositor's variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Insurance Trust (formerly, John Hancock Trust) and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.
As of the effective date of the registration statement, the Company and its affiliates are controlled by Manulife Financial Corporation.

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2016

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
John Hancock Reassurance Company Ltd. (Bermuda)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
Manulife Asset Management Holdings (Canada) Inc. (Canada)
Manulife Asset Management Limited (Canada)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Property Limited Partnership (Ontario)[4]
Manulife Property Limited Partnership II (Ontario)[5]
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Assurance Company of Canada (Canada)
Manulife Western Holdings Limited Partnership[3] (Alberta)
95%
PT Asuransi Jiwa Manulife Indonesia[1] (Indonesia)
PT Manulife Asset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
98%
72%
Manulife Asset Management (Thailand) Company Limited (Thailand)
28%
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
60%
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Limited (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
Manulife Holdings Berhad* (Malaysia)
100%
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
40%
60%
John Hancock Investment Management Services, LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
Manulife Asset Management (US) LLC (Delaware)
99.9%
John Hancock Advisers, LLC[2] (Delaware)
John Hancock Funds, LLC (Delaware)
John Hancock Insurance Agency, Inc. (Delaware)
John Hancock Insurance Company of Vermont (Vermont)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
Indirect Control
Direct Control

[1] The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company
[2] The remaining 0.1% equity of John Hancock Advisers, LLC is indirectly held by The Manufacturers Investment Corporation
[3] 99% limited partnership interest is held by The Manufacturers Life Insurance Company
[4] 99% limited partnership interest is held by The Manufacturers Life Insurance Company
[5] 99% limited partnership interest is held by Manulife Property Limited Partnership

This chart displays voting interest. All entities are 100% controlled unless otherwise indicated.

Item 29. Indemnification
The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC (“JH Distributors”) and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless JH Distributors and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriter
(a) Set forth below is information concerning other investment companies for which JH Distributors, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.
Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JH Distributors and the following comprise the Board of Managers and Officers of JH Distributors.
Name	Title
Michael Doughty**	Chairman, Director
James C. Hoodlet**	Director
George Revoir*	Director, President and Chief Executive Officer
Alan Seghezzi**	Director
Martin Sheerin*	Director
Christopher Walker***	Director, Vice President, Investments
Emanuel Alves*	Secretary
Brian Collins*	Vice President, US Taxation
John Bryson*	Assistant Vice President
Jeffrey H. Long*	Assistant Vice President, Chief Financial Officer and Financial Operations Principal
Michael Mahoney*	Assistant Vice President, Chief Compliance Officer
David Pickett*	Assistant Vice President, General Counsel
Halina K. von dem Hagen***	Executive Vice President and Treasurer
Melvyn D’Souza***	Vice President, Treasury
*Principal Business Office is 601 Congress Street, Boston, MA 02210
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
(c) John Hancock Distributors LLC
Compensation received, directly or indirectly, from the Registrant by John Hancock Distributors LLC, the sole principal underwriter of the contracts funded by the Separate Account during the last fiscal year:
(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
John Hancock Distributors LLC	$0	$0	$0	$0
Item 31. Location of Accounts and Records
The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. John Hancock Life Insurance Company (U.S.A.) (at the same address), in its capacity as Registrant’s depositor keeps all other records required by Section 31 (a) of the Act.
Item 32. Management Services
All management services contracts are discussed in Part A or Part B.
Item 33. Fee Representation
Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940
John Hancock Life Insurance Company (U.S.A.) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

Signatures
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this amendment to the Registration Statement to be signed on its behalf in the City of Boston, Commonwealth of Massachusetts, as of the 25th day of April, 2017.
John Hancock Life Insurance Company (U.S.A.) Separate Account A
(Registrant)
By: JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
By: /s/ Craig Bromley

Craig Bromley
Principal Executive Officer
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(Depositor)
By: /s/ Craig Bromley

Craig Bromley
Principal Executive Officer

Signatures
Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 25th day of April, 2017.
Signatures	Title
/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller
/s/ Martin Sheerin Martin Sheerin	Senior Vice President and Chief Financial Officer
* Craig Bromley	Director
* Thomas Borshoff	Director
* Paul M. Connolly	Director
* Ruth Ann Fleming	Director
* Michael Doughty	Director
* James D. Gallagher	Director
* Scott S. Hartz	Director
* Rex E. Schlaybaugh, Jr.	Director
* John G. Vrysen	Director
* Linda A. Davis Watters	Director
/s/James C. Hoodlet James C. Hoodlet
*Pursuant to Power of Attorney

Supplement Dated May 1, 2017
TO
Prospectuses Dated May 1, 2017 Or Later

This Supplement is to be distributed with certain prospectuses for variable life insurance policies of John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York.
The prospectuses involved bear the title “Protection Variable Universal Life,” “Accumulation Variable Universal Life,” “Accumulation Variable Universal Life 2014,” “Corporate VUL,” “Medallion Variable Universal Life Plus,” “Medallion Variable Universal Life Edge,” “Medallion Variable Universal Life Edge II,” “Medallion Executive Variable Life,” “Medallion Executive Variable Life II,” “Medallion Executive Variable Life III,” “Performance Executive Variable Life,” “Variable Estate Protection,” “Variable Estate Protection Plus,” “Variable Estate Protection Edge,” “Performance Survivorship Variable Universal Life”, “Protection Variable Universal Life”, and “Survivorship Variable Universal Life.” We refer to these prospectuses as the “Product Prospectuses.”
This supplement will be used only with policies sold through the product prospectuses and through registered representatives affiliated with the M Financial Group.

This Supplement is accompanied with a current prospectus for the M Fund, Inc. that contains detailed information about the funds. Be sure to read that prospectus before selecting any of the four additional variable investment options/investment accounts.

AMENDMENT TO PRODUCT PROSPECTUSES
The table on the cover page of each product prospectus is amended to include the following four additional variable investment options/investment accounts:
M Capital Appreciation
M International Equity
M Large Cap Growth
M Large Cap Value
VL M SUPP (5/2017)
1

Supplement Dated May 1, 2017
to
Prospectuses Dated May 1, 2017

This supplement is intended for distribution with certain prospectuses for variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, as applicable. The affected prospectuses bear the titles:
Protection VUL 2012 Survivorship Variable Universal Life	Majestic Performance VUL Protection Variable Universal Life
Portfolio Additions
If you purchased the Extended No-Lapse Guarantee Rider when you purchased your policy, the list of investment accounts on the first page of the prospectus is updated to reflect the addition of the Lifestyle Balanced PS, Lifestyle Conservative PS, and Lifestyle Moderate PS portfolios to your policy.
We add the following disclosure to the Portfolio Annual Expenses table:
Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Operating Expenses
Lifestyle Balanced PS1	0.04%	0.00%	0.03%	0.56%	0.63%
Lifestyle Conservative PS1,2	0.04%	0.00%	0.05%	0.58%	0.67%
Lifestyle Moderate PS1	0.04%	0.00%	0.04%	0.56%	0.65%

1  “Acquired Fund Fees and Expenses” are based on indirect net expenses associated with the portfolio’s investments in underlying funds (each an “Acquired Fund”) and are included in the portfolio’s “Total Fund Operating Expenses.” The “Total Fund Operating Expenses” shown may not correlate to the portfolio’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the portfolio’s prospectus, which does not include “Acquired Fund Fees and Expenses.”
2  John Hancock Investment Management Services, LLC (“JHIMS) has contractually agreed to reduce its management fee and/or make payment to the portfolio in an amount equal to the amount by which “Other Expenses” of the portfolio exceed 0.04% of the average annual net assets of the portfolio. “Other Expenses” means all of the expenses of the portfolio, excluding certain expenses such as advisory fees, taxes, brokerage commission, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio’s business, distribution and service (Rule 12b-1) fees, transfer agency and service fees, underlying fund expenses (acquired fund fees), and short dividend expense. The current expense limitation agreement expires on April 30, 2017 unless renewed by mutual agreement of the portfolio and JHIMS based upon a determination that this is appropriate under the circumstances at that time. The fees shown in the table do not reflect this expense waiver or reimbursement. If this waiver or reimbursement had been reflected, the “Total Fund Operating Expenses” for the Lifestyle Conservative PS portfolio would be 0.66%. For more information, please refer to the prospectus for the underlying portfolio.
We add the following disclosure to the Table of Investment Options and Investment Subadvisers:
Portfolio	Subadviser	Investment Objective
Lifestyle Balanced PS	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
1

Portfolio	Subadviser	Investment Objective
Lifestyle Conservative PS	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide a high level of current income with some consideration given to growth of capital.
Lifestyle Moderate PS	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited; andJohn Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide a balance between a high level of current income and growth of capital, with a greater emphasis on income.
You should read this supplement together with the prospectus for the contract you purchased, and retain both for future reference.
Prior to making any investment decisions, you should carefully review your product prospectus and all applicable supplements. In addition, you should review the prospectuses and applicable supplements for the underlying portfolios that we make available as investment options under the policies. The prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the portfolios. If you need to obtain additional copies of any of these documents, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.
333-131299
333-141692
333-157212
333-179570
333-132905
333-141693
333-157213
333-179571
VLI ProdSupp (ENLG) ((5/2017))
2